UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

KOHL’S CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

KOHL'S

2023

KOHL'S

Notice of Annual Meeting & Proxy Statement

May 10, 2023 8:00 a.m. Central Time

KOHL'S

HAS BUILT A SOLID FOUNDATION FOR GROWTH

$ 18.1B	65M +	30 M+
Total Revenue	Active Customers	Loyalty Members
1,170	600+	~35%
Kohl's Stores	Stores with Sephora	of Digital Sales Fulfilled by Stores
32%	1.6B	20M
	Website Visits	Kohl's App Users

SEPHORA

Eddie Bauer
Calvin Klein
TOMMY HILFIGER
FLX

* Figures presented based on 2022 results.

Notice of Annual Meeting of Shareholders

Date and Time	Virtual Meeting—Live Interactive Webcast	Record Date
May 10, 2023 8:00 a.m. Central Time	www.cesonlineservices.com/kss23_vm	Close of business on March 8, 2023
To Our Shareholders:
We are pleased to invite you to attend the Annual Meeting of Shareholders of Kohl’s Corporation on May 10, 2023, at 8:00 a.m. Central Time.
This year’s Annual Meeting will again be held exclusively online via a live interactive webcast. You will be able to vote and submit your questions in advance of, or during, the Annual Meeting of
Shareholders and/or attend virtually by visiting www.cesonlineservices.com/kss23_vm.
The proxy statement for the Annual Meeting and accompanying proxy card is first being mailed to shareholders on or about March 23, 2023.

The purposes of the Annual Meeting are:
Items of Business		See Page
1	Proposal 1—To elect eleven individuals to serve as Directors for a one-year term and until their successors are duly elected and qualified	15
2	Proposal 2—To approve, by an advisory vote, the compensation of our named executive officers	39
3	Proposal 3—To hold an advisory vote on the frequency of future shareholder advisory votes on the compensation of our named executive officers	42
4	Proposal 4—To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2024	86
5	To consider and act upon any other business that may properly come before the meeting or any adjournment thereof

PROPOSAL 1	PROPOSAL 2	PROPOSAL 3	PROPOSAL 4
ELECTION OF DIRECTORS	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY- ON-PAY ADVISORY VOTES	RATIFICATION OF THE APPOINTMENT OF AUDITORS
Board Recommendation	Board Recommendation	Board Recommendation	Board Recommendation
“FOR” all nominees	“FOR”	FOR a frequency of “ONE YEAR”	“FOR”

Notice of Annual Meeting of Shareholders
Only shareholders of record at the close of business on March 8, 2023 are entitled to notice of and to vote at the meeting.
It is extremely important that your shares are represented and voted at the Annual Meeting no matter how large or small your holdings may be. You are urged to date, sign and return the proxy card. Please vote as soon as possible in one of these three ways, even if you plan to attend the meeting:
Internet	Phone	Mail
Follow the instructions on your proxy card to vote over the Internet.	Follow the instructions on your proxy card to vote over the telephone.	Sign and return the enclosed proxy card in the postage-paid envelope provided according to the included instructions
Even if you vote in advance, you may still decide to attend the virtual Annual Meeting of Shareholders, withdraw your proxy and vote your shares at the Annual Meeting. For more information, see “May I change or revoke my vote after I submit my proxy?” which begins on page 4.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY ON MAY 10, 2023
The 2022 Annual Report on Form 10-K and proxy statement of Kohl’s Corporation are available at www.proxyvote.com and www.fcrvote.com/kss
We appreciate your continued confidence in our company and your support for our strategy. We look forward to seeing you on May 10, 2023.

By Order of the Board of Directors, Thomas A. Kingsbury Chief Executive Officer Menomonee Falls, Wisconsin March 23, 2023

1	GENERAL INFORMATION
1	Meeting Logistics
3	Questions and Answers about the Meeting and Voting
8	PROXY SUMMARY
8	Matters to Be Voted Upon at the Annual Meeting
9	Nominees
11	2022 Performance Highlights
13	Compensation Highlights
14	Governance Highlights
15	CORPORATE GOVERNANCE AND BOARD MATTERS
15	Proposal 1—Election of Directors
16	Information about Nominees
22	Corporate Governance Matters
22	Director Independence
23	Leadership Structure
23	Oversight of Risk Management
24	Board Refreshment
26	Board Evaluation
26	Director Orientation and Continuing Education
26	Limits on Board Service
26	Board Committees
30	Meetings and Attendance
30	Governing Documents
31	Communications with the Board
31	Related Party Transactions
32	ENVIRONMENTAL, SOCIAL AND GOVERNANCE STEWARDSHIP AT KOHL’S
32	Values, Ethics, Human Rights and Governance
33	Diversity, Equity & Inclusion
35	Environmental Sustainability
36	Social Supply Chain Management
37	DIRECTOR COMPENSATION
37	Stock Ownership Requirements for Directors
39	EXECUTIVE COMPENSATION
39	Proposal 2—Advisory Vote on the Approval of the Compensation of Our Named Executive Officers

42	Proposal 3—Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers
43	Compensation Committee Report
43	Compensation Discussion and Analysis
64	Compensation Tables
64	Summary Compensation Tables
66	Grants of Plan-Based Awards in 2022
67	Employment and Executive Compensation Agreements
68	Outstanding Equity Awards at Fiscal Year-End
69	Option Exercises and Stock Vested in 2022
69	Pension Benefits
69	Nonqualified Deferred Compensation
70	Potential Payments Upon Termination or Change of Control
80	CEO Pay Ratio
80	Pay versus Performance
84	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, AND MANAGEMENT
85	Delinquent Section 16(a) Reports
86	AUDIT MATTERS
86	Proposal 4—Ratification of the Appointment of Our Independent Registered Public Accounting Firm
87	Report of the Audit Committee
88	Fees Paid to Ernst & Young
88	Pre-Approval Policies and Procedures

General Information

Meeting Logistics
Date and Time	Virtual Meeting—Live Interactive Webcast	Record Date
May 10, 2023 8:00 a.m. Central Time	www.cesonlineservices.com/kss23_vm	Close of business on March 8, 2023
	Admission	Date of Distribution

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Admission to the Annual Meeting is restricted to shareholders of record as of the record date and/or their designated representatives.

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Shareholders and/or their designated representatives will need to pre-register by 8:00 a.m. Central Time on May 9, 2023, by visiting www.cesonlineservices.com/kss23_vm. Please have your proxy card containing your control number available and follow the instructions to complete your registration request.

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Shareholders whose shares are held in “street name” through a bank, broker or other nominee as of the record date will need to pre-register by 8:00 a.m. Central Time on May 9, 2023, by visiting www.cesonlineservices.com/kss23_vm. Please have your voting instruction form or other communication containing your control number available and follow the instructions to complete your registration request.

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Requests to register to participate in the Annual Meeting must be received no later than 8:00 a.m. Central Time on May 9, 2023.

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After registering, shareholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting.

This proxy statement and the accompanying proxy card were first mailed to our shareholders on or about March 23, 2023.
How to vote

It is important that your shares be represented and voted at the Annual Meeting.
Whether or not you plan to attend the virtual Annual Meeting, please vote as soon as possible. You are urged to follow the instructions on the proxy card to vote by telephone or via the Internet or to date, sign and return the accompanying proxy card in the envelope provided to you, even if you plan to attend the Annual Meeting, so that if you are unable to attend the Annual Meeting, your shares can be voted. Voting now will not limit your right to change your vote or to attend the Annual Meeting. Please note the voting procedures described under “How Do I Vote?” on page 4 of the proxy statement.

Kohl’s Corporation | 2023 Proxy Statement	1

General Information
REGISTERED SHAREHOLDERS

INTERNET	PHONE	MAIL	ATTEND THE MEETING
Visit 24/7 www.fcrvote.com/kss and follow the instructions on the voting site	Call toll-free 24/7 in the U.S. or Canada at 866-402-3905	Complete, sign, date and return your proxy card in the postage-paid envelope	Attend the virtual meeting and cast your ballot online
You will be required to enter your unique Control Number shown on your proxy card or Notice of Internet Availability if you vote by Internet or phone.
If you are a registered shareholder and you timely pre-register, you may attend the virtual Annual
Meeting and vote your shares, and your vote will revoke any proxy you have previously submitted.

Beneficial Owners
If your shares are held in the name of a bank, broker or other nominee and you wish to attend and vote at the Annual Meeting, you must obtain a “legal proxy” in pdf., .gif, .jpg or .png file format.	Please contact your bank, broker or other nominee for assistance in obtaining a “legal proxy” in order to vote at the Annual Meeting.

Our Board of Directors unanimously recommends that you vote on the proxy card or by telephone or via the Internet as set forth on the proxy card “FOR ALL” eleven of the Nominees to serve as Directors of the Company until the 2024 Annual Meeting of Shareholders, or, in each case, until their successors are duly elected and qualified.

This proxy statement gives you information on the eleven Nominees recommended by our Board of Directors who are standing for election, our independent auditors, and our named executive officers and their compensation. Because the following summary does not contain all of the information you should consider, you should carefully read this proxy statement in its entirety before voting your shares. For more complete information regarding our 2022 performance, please review our Annual Report on Form 10-K for the fiscal year ended January 28, 2023.
The Nominees have expertise in numerous key areas including:
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finance,

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e-commerce,

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technology,

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marketing,

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operations management,

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human capital, and

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cybersecurity.

All also have experience in retail or consumer-facing industries. We believe this experience, together with their industry knowledge, integrity, ability to devote time and energy, and commitment to the interests of all our shareholders is necessary to execute our strategic plan and makes them best positioned to assist in creating value for all of our shareholders. All of the members of our Board of Directors, other than Thomas A. Kingsbury, our Chief Executive Officer, are independent.
Our Board of Directors has many best governance practices in place, including:
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its annual elections for all Directors,

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majority vote standard in uncontested Director elections,

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independent Chairship,

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“proxy access” allowing eligible shareholders to include their own nominees for Director in our proxy materials,

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our shareholders’ right to directly communicate with and raise concerns to the Board or individual Directors,

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a retirement policy, and

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stock ownership requirements.

2	2023 Proxy Statement | Kohl’s Corporation

General Information
Questions and Answers about the Meeting and Voting
When and where will the meeting take place?
The Annual Meeting of Shareholders of Kohl’s Corporation will be held virtually on May 10, 2023, at 8:00 a.m. Central Time. The Annual Meeting will be held exclusively online via a live interactive webcast on the internet. You will not be able to attend the Annual Meeting in person at a physical location.
How can I attend the meeting?
Admission to the Annual Meeting is restricted to shareholders of record as of the record date and/or their designated representatives. Pre-registration by 8:00 a.m. Central Time on May 9, 2023, is required. You may pre-register by visiting
www.cesonlineservices.com/kss23_vm and following the instructions to complete your registration request.
What is the purpose of the meeting?
At the virtual Annual Meeting of Shareholders, you will be asked to vote on the following matters:
Items of Business
1	The election of eleven individuals to serve as Directors for a one-year term
2	The approval, on an advisory basis, of the compensation of our named executive officers
3	An advisory vote on the frequency of future shareholder advisory votes on the compensation of our named executive officers
4	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2024
5	Any other business that may properly come before the meeting or any adjournment of the meeting
Could other matters be decided at the meeting?
Our Bylaws require shareholders to notify us in advance if they intend to request a vote on any matter not described in our proxy statement. The deadline for notification has passed, and we are not aware of any other matters that could be brought before the meeting. However, if any other business is properly presented at the meeting, your completed proxy gives authority to Jennifer Kent and Elizabeth McCright to vote your shares on such matters at their discretion.
Who is entitled to attend and vote at the meeting?
All shareholders who owned our common stock at the close of business on March 8, 2023 (the record date for the meeting) or their duly appointed proxies may attend and vote at the meeting and at any adjournment of the meeting. As of the record date, there were 110,744,782 shares of our common stock outstanding.
Each share of our common stock outstanding on the record date is entitled to one vote on each of the eleven Director nominees and one vote on each other matter.
How many votes must be present to hold the meeting?
The presence in person or by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting will constitute a quorum for the transaction of business. Abstentions and broker “non-votes” (described below) are counted as present for purposes of determining whether there is a quorum.
Am I a shareholder of record or a beneficial owner, and why does it matter?
SHAREHOLDER OF RECORD (also known as a record holder)

If your shares are registered directly in your name with Kohl’s transfer agent, you are considered the shareholder of record with respect to those shares.
BENEFICIAL OWNER (also known as holding shares in “street name”)

If your shares are held on your behalf by a bank, broker, or other nominee, then you are the beneficial owner of shares held in “street name.”
As a beneficial owner, you have the right to instruct your nominee on how to vote the shares held in your account. If your broker cannot vote on Proposals because you haven’t provided instructions, this is known as a “broker non-vote.”

Kohl’s Corporation | 2023 Proxy Statement	3

General Information
How do I vote?
If you are a shareholder of record as of the record date, you may vote at the virtual Annual Meeting or vote by proxy as described below. Even if you plan to attend the meeting, we encourage you to vote in advance in one of three ways:
Internet	Phone	Mail
Follow the instructions on your proxy card to vote over the Internet.	Follow the instructions on your proxy card to vote over the telephone.	Sign and return the enclosed proxy card in the postage-paid envelope provided according to the included instructions
The proxy cards are being solicited on behalf of our Board of Directors.
If you are a beneficial owner, please contact the bank, broker, or other nominee that holds your shares for instructions on how to vote.
What is a proxy?
A proxy is your legal designation of another person to vote on matters transacted at the Annual Meeting based upon the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. The form of proxy card accompanying this proxy statement designates each of Jennifer Kent, Corporate Secretary, and Elizabeth McCright, Assistant Corporate Secretary, as proxies for the Annual Meeting.
If I submit a proxy, how will my shares be voted?
By giving us your proxy, you authorize the individuals named as proxies on the proxy card to vote your shares in accordance with the instructions you provide. If you sign and return a proxy card without indicating your instructions, your vote will be cast in accordance with the recommendation of our Board of Directors:

PROPOSAL 1	ELECTION OF DIRECTORS	“FOR ALL” eleven of the Nominees in Proposal 1
PROPOSAL 2	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	“FOR” approval of the compensation of our named executive officers in Proposal 2
PROPOSAL 3	ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	FOR a frequency of “ONE YEAR” for future non-binding advisory votes on the compensation of our named executive officers in Proposal 3
PROPOSAL 4	RATIFICATION OF THEAPPOINTMENT OF INDEPENDENT REGISTERED PUBLIC AACOUNTING FIRM	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023 in Proposal 4
If any other matters are brought before the meeting, Jennifer Kent and Elizabeth McCright will vote your shares on such matters at their discretion.
May my broker vote my shares for me?
Your broker will not be able to vote your shares with respect to any of the matters presented at the meeting, other than the ratification of the selection of our independent registered public accounting firm (Proposal 4) which is considered “routine” under applicable stock exchange rules, unless you give your broker specific voting instructions. Without your instructions, your broker may not vote your uninstructed shares on non-routine matters (such as Proposals 1, 2 and 3). Therefore, we encourage you to instruct your broker about how you wish your shares to be voted.
May I change or revoke my vote after I submit my proxy?
Yes. If you are a shareholder of record and wish to change your vote, you may:
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cast a new vote following the instructions on the proxy card to vote by telephone or via the Internet;

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cast a new vote by mailing a new proxy card with a later date; or

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attend the virtual Annual Meeting of Shareholders and follow the instructions to vote during the meeting.

If you are a beneficial owner, you can revoke any prior voting instructions by contacting the bank, broker, or

4	2023 Proxy Statement | Kohl’s Corporation

General Information
other nominee that holds your shares or by obtaining a legal proxy from your bank, broker, or other nominee and voting at the virtual Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you wish to attend and vote at the Annual Meeting, you must obtain a “legal proxy” in pdf, .gif,
.jpg or .png file format. Please contact your bank, broker or other nominee for assistance in obtaining a “legal proxy” in order to attend and vote at the Annual Meeting. If you wish to revoke your proxy rather than change your vote, our Corporate Secretary must receive your written revocation prior to the meeting.

What are the Board’s voting recommendations, and how many votes are required to approve each proposal?
Proposal		Board’s Recommendation	Votes Required to Pass	Effect of Abstentions and Broker Non-Votes
1	Election of directors	FOR all Nominees
Our Board of Directors has instituted a majority vote requirement for the election of Directors in uncontested elections. This means that a Director nominee will be elected if the number of votes cast “FOR” that nominee exceeds the number of votes cast “AGAINST” that nominee. If you return a signed proxy card or otherwise complete your voting by proxy over the Internet or over the telephone but abstain from voting on any of the nominees, your shares will be counted as present for purposes of determining whether there is a quorum, but will have no effect on the election of those nominees.
No effect.
2	Advisory approval of the compensation of our named executive officers	FOR	This proposal will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” it.	No effect.
3	Advisory vote on the frequency of future shareholder advisory votes on the compensation of our named executive officers	FOR ONE YEAR
Because the vote on the frequency of future shareholder advisory votes on the compensation of our named executive officers is also an advisory vote and provides shareholders with multiple voting options, there is no minimum vote requirement that constitutes approval of this proposal.
No effect.
4	Ratification of our independent registered public accounting firm	FOR	This proposal will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” it.	No effect.
What happens if I do not vote by proxy?
If you are a shareholder of record and you do not vote by proxy, your shares will not be voted unless you vote during the meeting. If you are a beneficial owner and you do not provide your broker with specific voting instructions, your broker may vote your shares only on
Proposal 4 and will declare a broker non-vote for Proposals 1, 2 and 3.
What happens if the meeting is adjourned?
If the meeting is adjourned, your proxy will remain valid and may be voted when the meeting is convened or reconvened. You may change or revoke your proxy as

Kohl’s Corporation | 2023 Proxy Statement	5

General Information
set forth above under the caption “May I change or revoke my vote after I submit my proxy?”
Will the Company’s independent registered public accounting firm participate in the meeting?
Yes. A representative of Ernst & Young LLP will be present at the meeting and will be available to make a statement and answer appropriate questions.
Are members of the Board of Directors required to attend the meeting?
While the Board has not adopted a formal policy requiring Directors to attend annual meetings, Directors are encouraged to do so. All of the then current Directors standing for re-election attended the 2022 Annual Meeting of Shareholders.
Who is soliciting my proxy?
The Company is soliciting your proxy to be used at the meeting. The proxy appoints two of our executives, Jennifer Kent and Elizabeth McCright, as your representatives to vote your shares as you instruct on your proxy card. This way, your shares will be voted even if you do not attend the meeting. Even if you plan to attend the meeting, it is a good idea to vote your shares in advance, just in case your plans change.
Who will pay the expenses incurred in connection with the solicitation of my vote?
The Company will pay the expenses of soliciting proxies. Proxies may be solicited by our Directors, officers or employees in person or by telephone, mail, electronic transmission or facsimile transmission. We also pay all expenses related to the Annual Meeting of Shareholders. In addition to soliciting proxies by mail, we may solicit proxies by telephone, personal contact, and electronic means. None of our Directors, officers, or employees will be specially compensated for these activities.
We have hired Innisfree M&A Incorporated to assist with the solicitation of proxies for a fee of $25,000 plus reimbursement of out-of-pocket expenses. We also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our common stock.
Can I view these proxy materials electronically?
Yes. You may view our 2023 proxy materials at:
www.proxyvote.com
You may also use our corporate website at https://corporate.kohls.com to view all of our filings with the Securities and Exchange Commission, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended January 28, 2023.
How can I receive copies of Kohl’s year-end Securities and Exchange Commission filings?
We will furnish without charge to any shareholder, upon request, a copy of this proxy statement and/or our Annual Report on Form 10-K, including financial statements, for the fiscal year ended January 28, 2023. Any such request should be directed to:
Kohl’s Corporation N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin 53051 Attention: Investor Relations
investor.relations@kohls.com
We will provide the exhibits to the Form 10-K upon payment of the reasonable expenses of furnishing them.
How can I submit a proposal for Kohl’s 2024 Annual Meeting of Shareholders?
You may present matters for consideration at our next Annual Meeting of Shareholders either by having the matter included in our proxy statement and proxy card in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 or by conducting your own proxy solicitation.
If you want your proposal included in our proxy statement and listed on our proxy card for the 2024 Annual Meeting of Shareholders, we must receive your written proposal by November 24, 2023, at:
Corporate Secretary Attention: Legal Kohl’s Corporation N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin 53051
You may submit a proposal only if you meet the ownership and holding requirements in Rule 14a-8, and you must continue to meet such ownership and holding requirements through the date of the 2024 Annual Meeting of Shareholders and otherwise comply with the Rule 14a-8 requirements then in effect.
If you decide to conduct your own proxy solicitation, we must receive written notice of your intent to present your proposal at the 2024 Annual Meeting of Shareholders, as required by our Bylaws, no earlier than January 11, 2024 and no later than February 10, 2024. If you submit a proposal for the 2024 Annual Meeting of Shareholders after that date, your proposal cannot be considered at the meeting.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules for the 2024 Annual Meeting of Shareholders, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that complies with Rule 14a-19 under the Exchange Act by March 11, 2024.
How can I nominate a candidate for the Board of Directors?
Pursuant to procedures set forth in our Bylaws, our Nominating and ESG Committee will consider shareholder nominations for Directors if we receive

6	2023 Proxy Statement | Kohl’s Corporation

General Information
timely written notice, in proper form, of the intent to make a nomination at an Annual Meeting of Shareholders. If you decide to conduct your own proxy solicitation, to be timely for the 2024 Annual Meeting of Shareholders, we must receive the notice earlier than January 11, 2024 and no later than February 10, 2024.
To be in proper form, the notice must include, among other things:
(i)
a description of all arrangements or understandings between the nominating shareholder and each nominee,

(ii)
information about the nominating shareholder and each nominee, and

(iii)
a written representation and agreement of the nominee, in the form provided by Kohl’s upon request, that he or she:

(a)
is not and will not enter into agreements or understandings with respect to how he or she will act or vote if elected as a Director,

(b)
is not and will not become a party to any agreements or understandings with any entity other than the corporation with respect to direct or indirect compensation in connection with service or action as a director,

(c)
will comply with the corporation’s corporate governance and ethics guidelines,

(d)
if elected as a director agrees to, and will, serve the entire term.

Among other things, a shareholder proposing a Director nomination must disclose any hedging, derivative or other complex transactions involving our common stock to which the shareholder is a party. These requirements are detailed in our Bylaws, which will be provided to you upon written request.
In addition, an eligible shareholder, or a group of up to 20 shareholders, that has continuously owned at least 3% of Kohl’s outstanding common stock for three years may include in Kohl’s proxy materials Director nominations of up to the greater of two Directors and 20% of the number of Directors currently serving on the Kohl’s Board, subject to the terms and conditions specified in our Bylaws. To be timely for inclusion in the proxy materials for our 2024 Annual Meeting of Shareholders, our Corporate Secretary must receive your nomination between October 25, 2023, and November 24, 2023. The requirements for proxy access are detailed in our Bylaws, which will be provided to you upon written request.
What if I have additional questions?
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at the contact listed below:
Innisfree M&A Incorporated

SHAREHOLDERS MAY CALL	BANKS AND BROKERS MAY CALL
toll free: (877) 687-1874	collect: (212) 750-5833

Kohl’s Corporation | 2023 Proxy Statement	7

Proxy Summary

Consistent with many other retail companies, our fiscal year ends on the Saturday closest to January 31 each year. References in this proxy statement to a “fiscal year” are to the calendar year in which the fiscal year begins. The information in this proxy statement relates primarily to fiscal 2022, which ended January 28, 2023.

Date and Time	Virtual Meeting—Live Interactive Webcast	Record Date
May 10, 2023 8:00 a.m. Central Time	www.cesonlineservices.com/kss23_vm	Close of business on March 8, 2023
Matters to Be Voted Upon at the Annual Meeting
Our Board of Directors unanimously recommends that you vote:
PROPOSAL 1	ELECTION OF DIRECTORS	“FOR ALL” eleven of the Nominees in Proposal 1
PROPOSAL 2	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	“FOR” approval of the compensation of our named executive officers in Proposal 2
PROPOSAL 3	ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	FOR a frequency of “ONE YEAR” for future non-binding advisory votes on the compensation of our named executive officers in Proposal 3
PROPOSAL 4	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC AACOUNTING FIRM	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023 in Proposal 4 on the accompanying proxy card or by telephone or via the Internet as set forth on the proxy card.
Please note the voting procedures described under “How Do I Vote?” on page 4 of the proxy statement.

8	2023 Proxy Statement | Kohl’s Corporation

Proxy Summary
Nominees
The following table lists the Nominees. All of the Nominees are independent except Thomas A. Kingsbury, Chief Executive Officer of Kohl’s.
				Kohl’s Independent Committee Membership				Other Current Public Company Boards
Director Name and Principal Occupation	Age	Director Since	Independent	Audit	Compensation	Nominating and ESG	Finance
Michael J. Bender Former President and Chief Executive Officer, Eyemart Express, LLC	61	2019						■ Acuity Brands
Peter Boneparth Former Senior Advisor to a division of The Blackstone Group, LLP, advising on the retail industry	63	2008						■ JetBlue Airways Corporation
Yael Cosset Senior Vice President and Chief Information Officer, The Kroger Co.	49	2020						—
Christine Day Chief Executive Officer, Executive Chair and Co-Founder, The House of LR&C	61	2021						—
H. Charles Floyd Global President of Operations, Hyatt Hotels Corporation	63	2017						—
Margaret L. Jenkins Former Senior Vice President, Chief Marketing Officer, Denny’s Corporation	71	2021						■ Citi Trends, Inc.
Thomas A. Kingsbury Chief Executive Officer, Kohl’s Corporation	70	2021						—
Robbin Mitchell Senior Advisor, Boston Consulting Group	58	2021						■ Piper Sandler Companies
Jonas Prising Chair and Chief Executive Officer, ManpowerGroup	58	2015						■ ManpowerGroup
John E. Schlifske Chair and Chief Executive Officer, The Northwestern Mutual Life Insurance Company	63	2011						—
Adrianne Shapira Managing Director, Eurazeo Brands	52	2016						—
Number of Meetings in Fiscal 2022		Board—19		7	5	4	14
Independent Chair of the Board	Committee Chair	Committee Chair effective immediately following the Annual Meeting	Committee Member	Audit Committee financial expert
Kohl’s Corporation | 2023 Proxy Statement	9

Proxy Summary
Board nominee attributes

Overall Diversity—45%

Independence

91%
1
10

Gender

36%
4
7

+21%
since 2017

Ethnic/Racial

27%
3
8

+173%
since 2017

Age

40s
1
50s
3
60s
5
70s
2
61
years
average

Tenure

<5 yrs.
6
5-9 yrs.
3
≥10 yrs.
2
5.7
years
average

63% / 7
new directors
since 2017

We have added seven new directors to our Board since 2017, representing 63% of its membership.

2017

1 added

- H. Charles Floyd

2019

1 added

- Michael J. Bender

2020

1 added

- Yael Cosset

2021

4 added

10	2023 Proxy Statement | Kohl’s Corporation

Proxy Summary
The eleven Nominees represent a broad range of skills, diversity and experience.
Skills, Diversity, and Experience
Current or former public company CEO	● ● ● ● ● ● ● ● ● ● ●	4	36%
Senior leadership	● ● ● ● ● ● ● ● ● ● ●	11	100%
Public company board service (other than Kohl’s)	● ● ● ● ● ● ● ● ● ● ●	9	82%
Board diversity (gender or racial/ethnic diversity)	● ● ● ● ● ● ● ● ● ● ●	5	45%
Retail or consumer-facing industry	● ● ● ● ● ● ● ● ● ● ●	11	100%
Finance, accounting, or financial reporting	● ● ● ● ● ● ● ● ● ● ●	9	82%
Mergers and acquisitions	● ● ● ● ● ● ● ● ● ● ●	8	73%
Technology, e-commerce or digital	● ● ● ● ● ● ● ● ● ● ●	8	73%
Marketing, public relations or brand management	● ● ● ● ● ● ● ● ● ● ●	10	91%
Operations management	● ● ● ● ● ● ● ● ● ● ●	9	82%
Human capital, culture, or compensation	● ● ● ● ● ● ● ● ● ● ●	8	73%
Cybersecurity	● ● ● ● ● ● ● ● ● ● ●	1	9%
2022 Performance Highlights

Kohl’s continued to make important progress against its strategy in 2022, despite financial results not meeting its expectations due to the challenging macroeconomic conditions. The Company took additional steps towards driving improved sales and profitability with increased investments in the beauty and outdoor categories, which generated positive returns. Following a record year of earnings per share in 2021, the Company’s earnings declined to a loss of $0.15 per share in 2022 driven by lower sales, inflationary cost pressures, increased strategic investments, as well as inventory actions to improve its positioning for 2023.
Performance takeaways include:
■
Net sales decreased 7% compared to 2021

■
Successfully opened more than 400 Sephora shop-in-shops in 2022, growing the number of Sephora at Kohl’s locations to more than 600

■
Accessories category sales increased 9% compared to 2021, driven by significant growth in beauty sales

■
Opened five new stores in 2022, including three small format stores, and relocated another four stores

■
Operating margin of 1.4% and loss per share of $0.15

■
Doubled the quarterly cash dividend on its common stock to $0.50 per share, which equates to an annual dividend of $2.00 per share

■
Returned approximately $900 million in capital to shareholders in 2022 through share repurchases and dividend payments

■
Strengthened liquidity position by replacing and upsizing revolver to a $1.5 billion secured facility

Kohl’s Corporation | 2023 Proxy Statement	11

Proxy Summary
The Company’s four key strategic focus areas continue to be:

1.	2.	3.	4.
DRIVING TOP LINE GROWTH	EXPANDING OPERATING MARGIN	MAINTAINING DISCIPLINED CAPITAL MANAGEMENT	SUSTAINING AN AGILE, ACCOUNTABLE, AND INCLUSIVE CULTURE
1.   Driving top line growth

Kohl’s net sales in 2022 decreased 7% year-over-year, driven by the challenging macroeconomic conditions. High inflation dampened consumer spending across the broader retail industry, and especially in the discretionary categories Kohl’s offers. The Company leaned into its core value messaging, which led to outperformance of its value-oriented private brands. Management remained focused on executing against its strategy and further increased its investment in key growth initiatives. The Company expanded its partnership with Sephora, opening more than 400 Sephora at Kohl’s shops in 2022, which attracted millions of customers and resulted in significant beauty sales growth. In addition, Kohl’s sales benefited from expanding its outdoor assortment with newer brands like Eddie Bauer and Lands’ End and existing brands like Columbia Sportswear.

2.   Expanding operating margin

The Company’s operating margin contracted to 1.4% in 2022, driven by lower sales, inflationary cost pressures, increased strategic investments, as well as inventory actions to improve its positioning in
2023. Kohl’s remains committed to managing the business to a long-term operating margin goal of 7% to 8%.

3.   Maintaining disciplined capital management

In 2022, management remained committed to prudent balance sheet management and returning capital to shareholders. The Company strengthened its liquidity position by replacing and upsizing its revolver to a $1.5 billion secured facility and returned approximately $900 million in capital to shareholders in 2022 through share repurchases and dividend payments. In early 2022, Kohl’s doubled the quarterly cash dividend on its common stock to $0.50 per share, which equates to an annual dividend of $2.00 per share.

12	2023 Proxy Statement | Kohl’s Corporation

Proxy Summary
4.   Sustaining an agile, accountable, and inclusive culture

Fostering a diverse, equitable, and inclusive environment for Kohl’s associates, customers, and suppliers continues to remain an important focus. The Company made further progress under its diversity and inclusion framework, and continued to build on its commitment to Environmental, Social, and Corporate Governance (“ESG”) stewardship. In 2022, the Company continued to be recognized by several third party awards and rankings.
Kohl’s management and associates made progress against many of its key strategic initiatives in 2022, however the Company’s business performance did not achieve its expectations due to the challenging macroeconomic conditions. For more information, please see the Compensation Discussion and Analysis.

Compensation Highlights

Our compensation program is a pay-for-performance model based on the philosophy that we should incentivize our executive officers to improve Kohl’s financial performance, profitably grow the business, and increase shareholder value. That philosophy drove several actions in fiscal 2022. The Compensation Committee continued its philosophy of using a metric based approach in incentive plan design and again set performance goals of net sales and operating income for the Short Term Incentive Plan (AIP) and net sales, operating margin and operating cash flow for the Long Term Incentive Plan (LTIP). The Compensation Committee set these goals at levels which would drive significant improvement above 2021 performance for the AIP and drive long term growth over the 3 years utilized in the LTIP. Targets in the AIP were again set in such a way that they were significantly more challenging to achieve at the upper payout levels due to the fact that the breadth of the payout ranges were expanded. The Company did not achieve performance targets set in the 2022 AIP and as a result no NEOs received an annual incentive payout for 2022 performance. Even though the Company’s 2022 financial results were impacted by challenging macroeconomic conditions, the Committee did not make any adjustments to the 2022 targets that were originally set, remaining aligned to our compensation program’s pay-for-performance model. Our LTIP which covered the 3 fiscal years of 2020, 2021 and 2022 resulted in a payout of 200%. When the Committee met in March 2020 to set the specific three-year goals for the performance criteria under the 2020-2022 LTIP, all of the Company’s stores were closed and the duration and consequences of the pandemic were uncertain. Accordingly, the Committee set targets based on the best available information at the time, with the understanding that the three-year targets would be reevaluated before the end of fiscal 2020. In December 2020, after determining that Kohl’s 2020 performance-to-date was exceeding initial expectations, the Committee significantly increased the previous targets for each of the three-year performance goals. The net sales target was raised by 11%, the operating income target was raised by 161%, and the operating cash flow target was raised by 259%. No adjustments were made to the size of the original awards to management. Finally, the Committee did not make any adjustments to the base salaries of our NEOs during the spring 2022 annual merit process and instead increased the LTIP target amounts, of which the majority is in the form of PSUs, for our then NEOs. The Committee took this approach in order to further strengthen the connection between executive pay and our shareholders. For more information, please see the Compensation Discussion and Analysis.

Kohl’s Corporation | 2023 Proxy Statement	13

Proxy Summary
Governance Highlights
We have adopted strong and effective policies and procedures to promote effective and independent corporate governance, including:
All of the Directors other than our CEO are independent, as determined under the standards of the New York Stock Exchange;	Independent Directors communicate regularly regarding appropriate Board agenda topics and other Board-related matters;
The Board’s four standing committees are composed solely of independent Directors with the exception of the Finance Committee of which the CEO is a member;	All Board members have complete access to management and outside advisors; and
Non-management Directors meet privately in executive sessions in conjunction with each regular Board meeting;	The Board is committed to active refreshment, demonstrated by the addition of seven new Directors in the past five years.
14	2023 Proxy Statement | Kohl’s Corporation

Corporate Governance and Board Matters

PROPOSAL 1 ELECTION OF DIRECTORS	The Board of Directors unanimously recommends that shareholders vote “FOR ALL” eleven of the Nominees to serve as directors.
Our Board of Directors currently consists of twelve members. Eleven of our directors are standing for re-election. As previously disclosed, Stephanie A. Streeter will not be standing for re-election at the Annual Meeting. Effective immediately upon the close of the Annual Meeting, the size of our Board of Directors will be reduced from 12 to 11 directors.
We believe the Nominees are best positioned to serve our Company and our shareholders. Accordingly, our Board of Directors unanimously recommends that you vote “FOR ALL” eleven of the Nominees on the proxy card.
Our Board of Directors unanimously recommends that you vote on the proxy card, via the Internet, by telephone or by mail “FOR ALL” eleven of the Nominees to serve as Directors until the 2024 Annual Meeting of Shareholders, or, in each case, until their successors are elected and qualified.
Only the latest validly executed proxy that you submit will be counted.
Properly executed proxies will be voted as marked. Unmarked proxies will be voted in favor of electing the individuals named below (each of whom is now a Director) as Directors to serve until the 2024 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
We expect that all of the Nominees will be able to serve on the Board of Directors if elected. However, if before the election one or more Nominees are unable to serve or for good cause will not serve (a situation that we do not anticipate), the proxy holders will vote the proxies for the remaining Nominees and for any substitute nominee(s) chosen by our Board of Directors (unless our Board reduces the number of Directors to be elected). If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by the rules of the SEC.
The Board of Directors unanimously recommends that shareholders vote “FOR ALL” eleven of the Nominees to serve as directors.
If you sign and date your proxy card but no instructions are specified, your shares will be voted “FOR ALL” eleven of the Nominees.
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at the number listed below:
Innisfree M&A Incorporated

SHAREHOLDERS MAY CALL	BANKS AND BROKERS MAY CALL
toll free: (877) 687-1874	collect: (212) 750-5833

Kohl’s Corporation | 2023 Proxy Statement	15

Corporate Governance and Board Matters
Information about Nominees

The Board of Directors, and particularly its Nominating and ESG Committee, regularly considers whether the Board is made up of individuals with the necessary experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively. In making these decisions, the Nominating and ESG Committee focuses primarily on the information in each Company Nominee’s individual biography, set forth below.
The matrix below identifies the balance of skills and qualifications each Company Nominee brings to the Board. We believe this combination of skills and qualifications demonstrates that our Board is well positioned to provide effective oversight and strategic advice to management.

Skill or Experience	BENDER	BONEPARTH	COSSET	DAY	FLOYD	JENKINS	KINGSBURY	MITCHELL	PRISING	SCHLIFSKE	SHAPIRA
Current or former public company CEO												4
Senior leadership												11
Public company board service (other than Kohl’s)												9
Board diversity (gender or racial/ethnic diversity)												5
Retail or consumer-facing industry												11
Finance, accounting or financial reporting												9
Mergers and acquisitions												8
Technology, e-commerce or digital												8
Marketing, public relations or brand management												10
Operations management												9
Human capital, culture or compensation												8
Cybersecurity												1
Directors who identify as:
Gender Identity
■ Male												7
■ Female												4
Demographic Background
■ White												8
■ African American or Black												3
16	2023 Proxy Statement | Kohl’s Corporation

Corporate Governance and Board Matters
MICHAEL J. BENDER
Former President and Chief Executive Officer of Eyemart Express | Age 61
Director since 2019 INDEPENDENT Committees ■ Audit ■ Nominating and ESG (Chair)
Retail and Consumer-Facing Experience
■
Track record of success in previous senior management roles at prominent retailers including Walmart, Victoria’s Secret, and Eyemart Express

Additional Select Key Skills and Expertise
■
MERGERS AND ACQUISITIONS: Led the successful integration of Jet.com at Walmart, transforming Walmart’s omni-channel presence

■
TECHNOLOGY, E-COMMERCE, AND DIGITAL: Served as COO of Global eCommerce at Walmart, bridging the gap between the digital and physical capabilities of the retail giant

■
OPERATIONS MANAGEMENT: Expertise in optimizing supply chain operations honed through 30 years in operational roles, including at Pepsi, L Brands, and Walmart

Career Highlights
■
Eyemart Express: Former President and CEO from January 2018 to April 2022; former President from 2017 to January 2018

■
Walmart: Former COO of Global eCommerce from 2014 to 2017, following other executive management positions over five years

■
Cardinal Health: Held a number of senior positions over four years

■
L Brands (Victoria’s Secret): Former Vice President of Store Operations from 1999 to 2002

■
Pepsi: 15 years in a variety of sales, finance and operating roles

Additional Public Company Boards (within past 5 years)
■
Acuity Brands (since September 2022)

■
Ryman Hospitality Properties (2004 to May 2019)

PETER BONEPARTH
Former Senior Advisor of The Blackstone Group, LLP | Age 63
Chair of the Board Director since 2008 INDEPENDENT Committees ■ Compensation ■ Finance ■ Nominating and ESG
Retail and Consumer-Facing Experience
■
Led Jones Apparel Group through expansion of apparel offerings and growth via key acquisitions including Maxwell Shoe Company, Gloria Vanderbilt, and Barneys

Additional Select Key Skills and Expertise
■
RETAIL PUBLIC COMPANY CEO: Former President and CEO of Jones Apparel Group, where he managed execution of successful growth strategy over five years

■
MERGERS AND ACQUISITIONS: Deal expertise of over 30 years and over $25 billion in transaction value through his career in law, investment banking, and private equity

■
TRANSFORMATION STRATEGY: As CEO of Jones Apparel Group, successfully steered the Company through a challenging period of industry consolidation and as Chair of JetBlue, oversaw navigation through the COVID-19 pandemic

Career Highlights
■
The Blackstone Group: Former Senior Advisor to retail division from February 2018 to August 2021

■
Irving Place Capital Partners: Former Senior Advisor from 2009 to 2014

■
Jones Apparel Group: Former President and CEO from 2002 to 2007

Additional Public Company Boards (within past 5 years)
■
JetBlue (since 2008; Chair since May 2020)

Awards and Recognition
■
2022 NACD Directorship 100 Honoree

Kohl’s Corporation | 2023 Proxy Statement	17

Corporate Governance and Board Matters
YAEL COSSET
Senior Vice President and Chief Information Officer of The Kroger Co. | Age 49
Director since 2020 INDEPENDENT Committees ■ Audit (Chair effective 2023 Annual Meeting)
Retail and Consumer-Facing Experience
■
Named one of “ten people transforming retail” by Business Insider for leading Kroger’s transformation through innovative digital capabilities to accelerate growth and improve customer experience

Additional Select Key Skills and Expertise
■
TECHNOLOGY, E-COMMERCE, AND DIGITAL: Leads Kroger’s Technology function and digital strategy, and uses significant technical and commercial data analytics expertise to drive monetization of media and insights

■
MERGERS AND ACQUISITIONS: Helped steer Kroger’s sale of You Technology and dunnhumby’s acquisition of retailer software solutions provider KSS Retail

■
OPERATIONS MANAGEMENT: Served as CEO of an enterprise software company and as an executive business consultant providing insight and direction on market expansion, product launches, and growth strategies for global companies

Career Highlights
■
Kroger: Senior VP and CIO since 2019, with responsibility for 84.51° subsidiary as of July 2020; former Global VP and Chief Digital Officer from 2017 to February 2019; former CIO/Chief Commercial Officer of 84.51° from 2015 to 2017

■
dunnhumby: Global CIO from 2010 to 2015 following various senior management positions

■
MicroStrategy Incorporated: Various senior management positions from 2000 to 2009

Awards and Recognition
■
Recognized by Business Insider as one of 10 people transforming retail in 2019

■
Recognized by Retail Leaders as one of 17 leaders to watch in 2017

CHRISTINE DAY
Chief Executive Officer, Executive Chair and Co-Founder of The House of LR&C | Age 61
Director since 2021 INDEPENDENT Committees ■ Audit ■ Compensation
Retail and Consumer-Facing Experience
■
Over 30 years’ experience in retail and consumer goods at prominent companies, including over five years leading a highly successful strategy as CEO of lululemon and over 20 years in leadership roles at Starbucks

Additional Select Key Skills and Expertise
■
RETAIL PUBLIC COMPANY CEO: Widely recognized for her innovative leadership in executing a successful growth strategy over five years when she was CEO of lululemon

■
TRANSFORMATION STRATEGY: Under her leadership as CEO of lululemon, sales grew 6x to $1.6B and the stock, which had been relatively flat since IPO, gained over 200%

■
OPERATIONS MANAGEMENT: At lululemon, oversaw all retail operations in North America and on an international basis as former Executive Vice President—Retail Operations

Career Highlights
■
The House of LR&C: CEO, Executive Chair and Co-Founder since December 2020

■
Performance Kitchen (LUVO): Founder and CEO from 2014 to December 2020; Director from 2013 to April 2021

■
lululemon: Director and CEO from 2008 to 2014

■
Starbucks Corporation: President, Asia Pacific Group from 2004 to 2007 following various leadership roles for over 15 years

18	2023 Proxy Statement | Kohl’s Corporation

Corporate Governance and Board Matters
H. CHARLES FLOYD
Global President of Operations of Hyatt Hotels Corporation | Age 63
Director since 2017 INDEPENDENT Committees ■ Compensation
Retail and Consumer-Facing Experience
■
40-year career with Hyatt Hotels has provided extensive global experience in a dynamic consumer-driven industry

Additional Select Key Skills and Expertise
■
OPERATIONS MANAGEMENT: In his current role, responsible for the successful operation of hotels globally, including ensuring operating efficiency in the roll-out of new innovations and unifying global operations

■
TRANSFORMATION STRATEGY: Successfully steered the operations of Hyatt’s 1,100 hotels through the global pandemic, taking the stock from a challenged position in early 2020 to all-time highs in 2022

■
MARKETING AND BRAND MANAGEMENT: Was a key leader in the creation of seven of Hyatt’s current hotel brands

Career Highlights
■
Hyatt: Global President of Operations since 2014; former Executive VP, Group President—Global Operations Center from 2012 to 2014; former COO—North America from 2006 to 2012; various other senior positions

Additional Public Company Boards (within past 5 years)
■
Thayer Ventures Acquisition Corp. (December 2020 to April 2022)

■
Playa Hotels and Resorts N.V. (May 2018 to August 2021)

MARGARET L. JENKINS
Former Senior Vice President, Chief Marketing Officer of Denny’s Corporation | Age 71
Director since 2021 INDEPENDENT Committees ■ Audit
Retail and Consumer-Facing Experience
■
Significant senior management experience in consumer-facing industries, including senior executive roles at Denny’s and El Pollo Loco and management positions at Taco Bell and PepsiCo

Additional Select Key Skills and Expertise
■
MARKETING AND BRAND MANAGEMENT: Extensive marketing expertise honed through Chief Marketing Officer roles at restaurant corporations Denny’s and El Pollo Loco

■
MERGERS AND ACQUISITIONS: As a director of PVH, helped lead the transformative acquisitions of Tommy Hilfiger and Warnaco, ultimately creating one of the largest global branded lifestyle apparel companies

■
FINANCE, ACCOUNTING, AND FINANCIAL REPORTING: Audit Committee expertise developed through service on the Audit Committee at Citi Trends

Career Highlights
■
Denny’s: Senior VP, Chief Marketing Officer from 2002 to 2007

■
El Pollo Loco: Chief Marketing Officer from 1999 to 2002

■
Other: Prior to 1999, held several management positions at Taco Bell and Pepsi

Additional Public Company Boards (within past 5 years)
■
Citi Trends (since 2017)

Kohl’s Corporation | 2023 Proxy Statement	19

Corporate Governance and Board Matters
THOMAS A. KINGSBURY
Chief Executive Officer, Kohl’s Corporation | Age 70
Director since 2021 Committees ■ Finance
Retail and Consumer-Facing Experience
■
Over 40 years of senior retail leadership experience at several prominent retailers including Burlington Stores, Inc., Kohl’s, and May Department Stores

Additional Select Key Skills and Expertise
■
TRANSFORMATION STRATEGY: As CEO of Burlington, transformed the company following the Great Recession, leading a successful IPO and subsequently overseeing nearly 10x share price appreciation under his tenure

■
E-COMMERCE AND DIGITAL: Previously led our e-commerce as Senior Executive Vice President—Information Services, E-commerce, Marketing, and Business Development at Kohl’s

■
MARKETING: Expertise in marketing honed through roles including as former Senior Executive Vice President of Kohl’s, where he oversaw our marketing function

Career Highlights
■
Kohl’s: Chief Executive Officer since January 2023; Interim Chief Executive Officer from December 2022 to January 2023; Senior Executive VP—Information Services, E-commerce, Marketing and Business Development from 2006 to 2008

■
Burlington Stores: President and CEO from 2008 to September 2019; Director from 2008 to February 2020, including Chair from 2014 to September 2019, and Executive Chair from September 2019 to February 2020

■
The May Department Stores Company: Various management positions from 1976 to 2006, including President and CEO of the Filene’s division from 2000 to 2006

Additional Public Company Boards (within past 5 years)
■
Tractor Supply Company (2017 to February 2023)

■
BJ’s Wholesale Club (February 2020 to February 2023)

■
Big Lots (May 2020 to February 2023)

■
Burlington Stores (2008 to February 2020)

ROBBIN MITCHELL
Senior Advisor at The Boston Consulting Group | Age 58
Director since 2021 INDEPENDENT Committees ■ Audit ■ Nominating and ESG
Retail and Consumer-Facing Experience
■
Over 20 years of industry experience across retail and e-commerce and across multiple categories through her roles at a number of prominent retailers and on the Fashion & Luxury leadership team at BCG

Additional Select Key Skills and Expertise
■
OPERATIONS MANAGEMENT: Has led various aspects of operations at three major apparel companies, including four years as Chief Operating Officer at Club Monaco

■
BRAND MANAGEMENT: Strong multi-brand experience that bridges from luxury to contemporary fashion segments, including 15 years at Ralph Lauren

■
MERGERS AND ACQUISITIONS: Significant M&A experience developed at BCG, advising private equity firms on a number of sellside and buyside transactions in the fashion and luxury space

Career Highlights
■
Boston Consulting Group (BCG): Senior Advisor since August 2021; Partner and Managing Director on the Fashion & Luxury leadership team 2016 to August 2021

■
Club Monaco: COO from 2011 to 2015

■
Ralph Lauren: Held several executive management positions from 2001 to 2011, including Senior VP, Chief of Staff, and Senior VP Global Business Process Integration

■
Tommy Hilfiger and GFT USA: Held various senior executive roles in strategy and operations from 1997 to 2000

Additional Public Company Boards (within past 5 years)
■
Piper Sandler (since September 2021)

20	2023 Proxy Statement | Kohl’s Corporation

Corporate Governance and Board Matters
JONAS PRISING
Chair and Chief Executive Officer of ManpowerGroup | Age 58
Director since 2015 INDEPENDENT Committees ■ Compensation (Chair)
Retail and Consumer-Facing Experience
■
10 years of international retail and household and commercial appliance product development experience through various roles at Electrolux, including as a divisional head of Global Sales and Marketing

Additional Select Key Skills and Expertise
■
HUMAN CAPITAL MANAGEMENT: A recognized expert on the labor market, he leads an organization of 30,000 full-time equivalent employees across more than 2,200 offices, and recruits millions of permanent, temporary, and contract workers on a worldwide basis each year

■
FINANCE, ACCOUNTING, AND FINANCIAL REPORTING: Has direct oversight of finance, accounting, and financial reporting functions as President and CEO of ManpowerGroup

■
MERGERS AND ACQUISITIONS: Has driven more than 20 acquisitions in his career at ManpowerGroup, including, most recently, the acquisition of ettain group

Career Highlights
■
ManpowerGroup: Chair and CEO since 2015

■
World Business Council for Sustainable Development: Commissioner and Co-Chair for Business Commission to Tackle Inequality since 2022

■
Electrolux: Various international positions over ten years, including as a divisional head of Global Sales and Marketing

Additional Public Company Boards (within past 5 years)
■
ManpowerGroup (since 2014; Chair since 2015)

JOHN E. SCHLIFSKE
Chair and Chief Executive Officer of The Northwestern Mutual Life Insurance Co. | Age 63
Director since 2011 INDEPENDENT Committees ■ Finance (Chair) ■ Nominating and ESG
Retail and Consumer-Facing Experience
■
CEO of Northwestern Mutual, which ranks #1 in the industry for market share of individual life insurance; also oversees fast-growing wealth management subsidiary

Additional Select Key Skills and Expertise
■
FINANCE, ACCOUNTING, AND FINANCIAL REPORTING: Successfully leads an organization that is subject to complex regulatory capital and financial reporting requirements, and has deep investment management expertise through various leadership roles at Northwestern Mutual

■
HUMAN CAPITAL MANAGEMENT AND CULTURE: Leads a workforce of more than 22,000 employees and financial professionals, and oversees Northwestern Mutual’s ESG program and racial equity task force

■
TECHNOLOGY, E-COMMERCE, AND DIGITAL: Led a team that transformed Northwestern Mutual from a traditional life insurance company to a digital business

Career Highlights
■
The Northwestern Mutual Life Insurance Company: Chair and CEO, President since 2010; various prior leadership roles

Awards and Recognition
■
2021 CEO of the Year for Diversity and Inclusion, National Diversity Council

■
2019 Wisconsin Business Leader of the Year, Harvard Business School Club of Wisconsin

Kohl’s Corporation | 2023 Proxy Statement	21

Corporate Governance and Board Matters
ADRIANNE SHAPIRA
Managing Director of Eurazeo Brands I Age 52
Director since 2016 INDEPENDENT Committees ■ Finance ■ Nominating and ESG
Retail and Consumer-Facing Experience
■
Spent 13 years as a research analyst covering the retail sector, and currently serves as a Managing Director of Eurazeo Brands focused on consumer brands

Additional Select Key Skills and Expertise
■
FINANCE, ACCOUNTING, AND FINANCIAL REPORTING: As CFO of David Yurman, developed extensive financial expertise and oversaw accounting, financial planning and analysis, treasury, tax, and loss prevention

■
MERGERS AND ACQUISITIONS: Currently leads Eurazeo Brands’ North America effort investing in consumer brands with global growth potential

■
MARKETING AND BRAND MANAGEMENT: Has directed marketing decisions and spending to enhance brand management results as CFO of David Yurman and in her current role at Eurazeo Brands

Career Highlights
■
Eurazeo Brands: Managing Director since 2017

■
David Yurman: CFO from 2012 to 2016

■
Goldman Sachs: Managing Director in Global Investment Research covering the Broadlines Retail sector and lead equity analyst covering department stores, discounters, luxury, and online from 1999 to 2012

Additional Public Company Boards (within past 5 years)
■
The Hain Celestial Group (2014 to December 2018)

Corporate Governance Matters
Director independence

Our Board of Directors has established independence guidelines that are described in our Corporate Governance Guidelines. A Director will be considered independent if the Board determines the Director satisfies all of the independence standards of the New York Stock Exchange then in effect, and the Director has no material relationships with Kohl’s (either directly or as a partner, shareholder, or officer of any entity) that would be inconsistent with a finding of independence.
The Nominating and ESG Committee is charged with the ongoing review of transactions that could affect a Director’s independence. In February 2023, the Nominating and ESG Committee reviewed a summary of Directors’ responses to a questionnaire asking about their relationships with Kohl’s (and those of their immediate family members) and other potential conflicts of interest, as well as material provided by management related to transactions, relationships, or arrangements between Kohl’s and individual Directors or parties related to individual Directors. During the course of this review, the Nominating and ESG Committee broadly considered all relevant facts and circumstances, recognizing that material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships, among others. Based on this review, the Nominating and ESG Committee affirmatively determined, and the full Board of Directors agreed, that all of the Directors, except Thomas A. Kingsbury, our Chief Executive Officer, are independent.
In the course of its review, the Nominating and ESG Committee considered the relationships described below, but they were not deemed to affect the independence of the applicable Director or Directors.

22	2023 Proxy Statement | Kohl’s Corporation

Corporate Governance and Board Matters
Charitable organizations
Several of our Directors serve as non-employee directors of non-profit organizations that receive charitable contributions from Kohl’s. All of these charitable contributions were made in the ordinary course of our charitable contribution programs.

Business partners
Several of our Directors serve on the boards of directors of, or may have an economic interest in, companies with which we do relatively small amounts of ordinary course business from time to time. The Nominating and ESG Committee reviewed all of these instances and determined that, in each case, the amount of business involved was immaterial to both companies, all such transactions were entered into at arm’s length, and our Directors were not in any way involved in the negotiations or discussions leading up to the business relationships.

Leadership structure

Our Corporate Governance Guidelines provide that the Board will appoint an independent Chair whenever possible. In the absence of an independent Chair, our Corporate Governance Guidelines provide for an independent Lead Director to be elected annually by the independent Directors. Peter Boneparth has served as the Board’s independent Chair since 2022.

Oversight of risk management

The Board and its Audit Committee oversee the identification, monitoring, and mitigation of enterprise risks through the Company’s robust enterprise risk management (ERM) program. Our ERM program is designed and driven by management to monitor our ongoing progress in managing the potential impact of key regulatory, operational, financial, and reputational risks across the organization.

Kohl’s Corporation | 2023 Proxy Statement	23

Corporate Governance and Board Matters
Board refreshment

The Nominating and ESG Committee regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and whether the Directors have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively. To assist in these considerations, the Board periodically performs a comprehensive assessment to determine if the Board has any gaps in necessary skills or areas of expertise.
If a vacancy is anticipated or otherwise arises, or if a skills assessment reveals a particular need on the Board, the Nominating and ESG Committee uses a variety of methods to identify and evaluate appropriate Director candidates. Candidates may

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Corporate Governance and Board Matters
come to the attention of the Committee through current Directors, members of management, eligible shareholders, or others. From time to time, the Nominating and ESG Committee engages a search firm to assist in identifying potential Board candidates, although no firm was engaged for that purpose in 2021 or 2022.
The Board has added SEVEN NEW DIRECTORS since 2017.

Board Refreshment

63%
new Board
members

+7

since 2017

Overall Diversity—45%

Gender

36%
female
4
7

Ethnic/Racial

27%
ethnically/
racially
diverse
3
8

Members of the Board of Directors and Director nominees must have the following threshold attributes:
■
Unquestionable ethics and integrity;

■
A demonstrated record of success, leadership, and solid business judgment;

■
Intellectual curiosity;

■
Strong reasoning skills;

■
Strong strategic aptitude;

■
Independence, objectivity, and a willingness to challenge the status quo;

■
A demonstrated record of social responsibility;

■
A commitment to enhancing long-term shareholder value;

■
A willingness to represent the interests of all of our shareholders; and

■
A willingness and ability to devote sufficient time to carrying out their duties.

In addition, prospective Directors should contribute to Kohl’s customer-focused and innovative culture. All of the Nominees have these attributes, as well as a balanced mix of skills and experience, as summarized in the matrix that appears on page 11.
Although we do not have a formal diversity policy for Directors, the Board is committed to an inclusive membership, and embraces diversity with respect to background, experience, skills, education, race, age, gender, national origin, and viewpoints. As illustrated in the charts above, the Board has increased its gender diversity by 21% and its ethnic/racial diversity by 173% since 2017.
Our Corporate Governance Guidelines provide that it is the general policy of the Board of Directors that no individual will be eligible to stand for election to the Board after reaching age 72.
The Nominating and ESG Committee evaluates shareholder nominees according to the same criteria as any other nominees. For information on how to nominate a prospective Director, see “How can I nominate a candidate for the Board of Directors?” on page 6.

Kohl’s Corporation | 2023 Proxy Statement	25

Corporate Governance and Board Matters
Board evaluation

The Nominating and ESG Committee is responsible for coordinating an annual evaluation of the performance of the Board of Directors and each of its standing committees.
Director orientation and continuing education

New Directors participate in a formal orientation process that includes reviewing materials regarding the Company’s business and operations and meeting with executive officers and other key personnel. In 2021, this formal orientation process was further enhanced with multiple guided tours of Kohl’s stores and an e-commerce fulfillment center (eFC).
The Board believes that each Director should maintain leadership and expertise in the areas that caused the Board to select that Director for membership; should develop and maintain broad, current knowledge about all of Kohl’s businesses and critical issues affecting Kohl’s; and should develop and maintain broad, current knowledge about corporate directors’ responsibilities generally, including applicable legal principles. To that end, Kohl’s will reimburse a Director’s reasonable expenses incurred in attending one approved education seminar per year.

Limits on board service

Non-management Directors are encouraged to limit the number of other boards on which they serve, taking into account the impact of such other Directorships on attendance at, and the quality of participation in, meetings of the Board of Directors.
Non-management Directors who are CEOs or other Section 16 Officers of publicly-traded companies may serve on a maximum of one other public company board (e.g., the Director’s own board plus this Company’s board). Non-management Directors who are not CEOs or other Section 16 Officers of publicly-traded companies may serve on a maximum of three other public company boards. The limits on other board memberships are specified in Kohl’s Corporate Governance Guidelines.

Board committees

The Board of Directors has four standing committees: the Audit Committee, the Nominating and ESG Committee, the Compensation Committee and the Finance Committee. All of the Directors who serve on these committees, other than Mr. Kingsbury who serves on the Finance Committee, meet our independence requirements. The charters of each of the committees are available on our website at
https://corporate.kohls.com/investors/ corporate-governance under the heading “Committee

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Corporate Governance and Board Matters
Charters,” and paper copies will be provided to any shareholder upon written request. The Board of Directors also has established an Executive Committee, comprised of our independent chair, CEO and each of the Board Committee Chairs. The primary function of the Executive Committee is to act on behalf of the Board of Directors in the intervals between the Board’s meetings.
The current composition of the committees is shown below.

		Kohl’s Independent Committee Membership
Directors	Independent	Audit	Compensation	Nominating & ESG	Finance	Executive
Michael J. Bender
Peter Boneparth
Yael Cosset
Christine Day
H. Charles Floyd
Margaret L. Jenkins
Thomas A. Kingsbury
Robbin Mitchell
Jonas Prising
John E. Schlifske
Adrianne Shapira
Stephanie A. Streeter
Number of Meetings in Fiscal 2022		7	5	4	14	2
Independent Chair of the Board	Committee Chair	Committee Member	Audit Committee financial expert
Kohl’s Corporation | 2023 Proxy Statement	27

Corporate Governance and Board Matters
The descriptions below relate to the membership and responsibilities of the Board’s committees as of March 8, 2023.
AUDIT COMMITTEE
All members of the Audit Committee are independent Number of meetings in fiscal 2022: 7
Members ■ Stephanie A. Streeter (Chair) ■ Michael J. Bender ■ Yael Cosset ■ Christine Day ■ Margaret L. Jenkins ■ Robbin Mitchell Report ■ The Report of the Audit Committee is on page 87
Key Responsibilities
The Audit Committee assists the Board of Directors in its oversight of our financial accounting and reporting practices. The specific duties of the Audit Committee include:
■
monitoring the integrity of our financial process and systems of internal controls regarding finance, accounting, and legal compliance;

■
selecting our independent registered public accounting firm;

■
monitoring the independence and performance of our independent registered public accounting firm and internal auditing functions;

■
providing oversight and guidance to management with respect to management’s enterprise risk assessment and risk mitigation processes, including with respect to information security risk management; and

■
providing an avenue of communication among the independent registered public accounting firm, management, the internal auditing functions, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and has direct access to the independent registered public accounting firm as well as any of our employees. The Audit Committee can retain, at Kohl’s expense, special legal, accounting, or other consultants or experts as it deems necessary.
The Board has determined that each member of the Audit Committee is “financially literate,” as that term is defined under New York Stock Exchange rules, is qualified to review and assess financial statements, and satisfies the enhanced independence requirements for audit committee members. The Board has also determined that more than one member of the Audit Committee qualifies as an “audit committee financial expert,” as defined by the Securities and Exchange Commission (the “SEC”), and, as of January 28, 2023, had specifically designated Stephanie Streeter, Chair of the Audit Committee, as an audit committee financial expert.

NOMINATING AND ESG COMMITTEE
All members of the Nominating & ESG Committee are independent Number of meetings in fiscal 2022: 4
Members ■ Michael J. Bender (Chair) ■ Peter Boneparth ■ Robbin Mitchell ■ John E. Schlifske ■ Adrianne Shapira
Key Responsibilities
The duties of the Nominating and ESG Committee are to:
■
select candidates for election and re-election to the Board and its committees;

■
provide oversight of the Company’s ESG policies and initiatives;

■
develop, recommend and thereafter periodically review the Corporate Governance Guidelines and principles applicable to the Company; and

■
coordinate an annual evaluation of the performance of the Board and each of its standing committees.

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Corporate Governance and Board Matters
COMPENSATION COMMITTEE
All members of the Compensation Committee are independent Number of meetings in fiscal 2022: 5
Members ■ Jonas Prising (Chair) ■ Peter Boneparth ■ Christine Day ■ H. Charles Floyd ■ Stephanie A. Streeter Report ■ The Compensation Committee Report is on page 43
Key Responsibilities
The Compensation Committee discharges the Board’s responsibilities related to compensation of our Directors and executive officers, as well as those with respect to our general employee compensation and benefit policies and practices to ensure they meet corporate objectives. In particular, the Compensation Committee has overall responsibility for:
■
evaluating and approving our executive officer benefits, incentive compensation, equity-based or other compensation plans, policies, and programs;

■
approving goals for incentive plans and evaluating performance against these goals; and

■
regularly and actively reviewing and evaluating our executive management succession plans and making recommendations to the Board with respect to succession planning issues.

■
The Compensation Committee has the ability to retain, at Kohl’s expense, special legal, accounting, or other consultants or experts as it deems necessary. Information regarding the Compensation Committee’s processes and procedures for determining executive officer and Director compensation is included in the Compensation Discussion & Analysis section of this proxy statement.

Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee is or has been one of our officers or employees or had any relationship requiring disclosure under Item 404 of Regulation S-K. None of our executive officers has served on the compensation committee or board of directors of any company of which any of our Directors is an executive officer.

FINANCE COMMITTEE
All members of the Finance Committee, other than Mr. Kingsbury, are independent Number of meetings in fiscal 2022: 14
Members ■ John E. Schlifske (Chair) ■ Peter Boneparth ■ Thomas A. Kingsbury ■ Adrianne Shapira
Key Responsibilities
The Finance Committee assists the Board in its oversight of the Company’s financial condition, existing debt and financing activities and capital allocation decisions made by the Company. The specific duties include:
■
review and make recommendations to the Board with regard to the Company’s annual operating and long-term business/financial plans prepared by management;

■
periodically review the Company’s uses of cash, including capital expenditures, stock and bond repurchases, and dividend payments and, if appropriate, make recommendations to the Board with respect thereto;

■
periodically review the Company’s cash requirements and sources of cash, including debt or equity issuances, revolving credit facilities, or other debt instruments or facilities, and, if appropriate, make recommendations to the Board with respect thereto; and

■
periodically review the Company’s balance sheet health, debt ratings, leverage ratios and other measures of indebtedness, and ability to navigate economic cycles and, if appropriate, make recommendations to the Board with respect thereto.

Kohl’s Corporation | 2023 Proxy Statement	29

Corporate Governance and Board Matters
EXECUTIVE COMMITTEE
All members of the Executive Committee, other than Mr. Kingsbury, are independent Number of meetings in fiscal 2022: 2
Members ■ Peter Boneparth (Chair) ■ Michael J. Bender ■ Thomas A. Kingsbury ■ Jonas Prising ■ John E. Schlifske ■ Stephanie A. Streeter
Key Responsibilities
The Executive Committee is authorized to act on behalf of the Board of Directors in the intervals between the Board’s meetings, if necessary. However, the Executive Committee may not take any actions that: (a) are prohibited by applicable law or our Articles of Incorporation or Bylaws, or (b) are required by law or by rule of the New York Stock Exchange to be performed by a committee of independent Directors, unless the composition of the Executive Committee at the time complies with such law or rule.

Meetings and attendance

The full Board of Directors formally met nineteen times during fiscal 2022, and otherwise accomplished its business through the work of the Board’s committees. Each incumbent Director standing for election at the 2023 Annual Meeting of Shareholders attended at least 75% of the meetings of the Board and committees on which such Director served that were held in fiscal 2022. The non-management Directors meet in regularly scheduled executive sessions without any members of management present. Mr. Boneparth, the independent Chair of our Board of Directors, presided over the meetings of non-management Directors.

Governing documents

Our Board has adopted written Corporate Governance Guidelines to embody the principles by which the Board of Directors operates. Among other things, the Corporate Governance Guidelines outline the Board’s primary responsibilities, our independence standards, and policies regarding Board membership and the conduct of meetings.
In addition, the Board has adopted a Code of Ethics that describes the ethical and legal responsibilities of all of our employees and, to the extent applicable, members of our Board of Directors. The Code of Ethics satisfies the requirements of the Sarbanes-Oxley Act of 2002 pertaining to codes of ethics for chief executive officers and senior financial and accounting officers. We provide training with respect to the Code of Ethics for all of our employees, and all employees agree in writing to comply with the
Code of Ethics at the time they are hired and periodically thereafter. Our employees are encouraged to report suspected violations of the Code of Ethics through various means, including through the use of an anonymous toll-free hotline. We intend to disclose any amendment to, or waiver of, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, or our Directors by posting such information on the Corporate Governance section of our website shown below.
You may obtain our Corporate Governance Guidelines, our Code of Ethics, and the charters for each of the standing committees of our Board of Directors on our website at https://corporate. kohls.com/investors/ corporate-governance, or by contacting our Investor Relations staff:

30	2023 Proxy Statement | Kohl’s Corporation

Corporate Governance and Board Matters
investor.relations@kohls.com
Kohl’s Corporation N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin 53051 Attention: Investor Relations
Communication with the Board

You may contact any member of the Board of Directors, including the independent Chair, as follows:
Kohl’s Board of Directors N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin 53051 Attention: Board of Directors or Chair
directors@kohls.com
All such communications are treated confidentially. Questions or concerns related to financial reporting, internal accounting, or auditing matters may be sent (anonymously if you wish) to:
governance@kohls.com
Correspondence related to accounting, internal controls, or auditing matters is immediately brought to the attention of our Internal Audit Department and, if appropriate, to the Audit Committee of the Board of Directors. The Audit Committee receives a quarterly summary of all communications received through any of the above-referenced channels.
Related party transactions

The Board of Directors recognizes that related party transactions can present a heightened risk of conflicts of interest. Accordingly, as a general matter, and consistent with our Code of Ethics, our Directors, senior officers, and their respective immediate family members are required to avoid any activity, interest, or relationship that would create, or might appear to create, a conflict with the interests of Kohl’s.
The independent Nominating and ESG Committee reviews all related party transactions and relationships involving a Director or any executive officer. To help identify related-party transactions and relationships, each Director and executive officer completes an annual questionnaire that requires the disclosure of any transaction or relationship that the person, or any member of his or her immediate family, has or will have with Kohl’s. In addition, our Legal Department facilitates a review of our financial records to determine if a Director or executive officer, or a company with which a Director or executive officer is affiliated, received any payments from Kohl’s or made any payments to Kohl’s that could have arisen as a result of a related party transaction during the fiscal year. On an annual basis, or as circumstances may otherwise warrant, the Nominating and ESG Committee reviews and approves, ratifies, or rejects any identified transaction or relationship with a related party. In its review, the Nominating and ESG Committee considers such information as it deems important to determine whether a transaction is on reasonable and competitive terms and is fair to Kohl’s.
We disclose transactions and relationships that are determined to be directly or indirectly material to Kohl’s or a related person in our proxy statement. There were no such transactions or relationships in fiscal 2022.

Kohl’s Corporation | 2023 Proxy Statement	31

Environmental, Social, and Governance Stewardship at Kohl’s

As a purpose-led company, our values guide how we work with partners, how we approach philanthropy, how we respect the environment, and how we touch the lives of our customers, associates and communities. These efforts extend to the Environmental, Social, and Governance (ESG) areas of our business, and ESG stewardship is a key component of our strategy.
Our Governance Guidelines, Code of Ethics, and all of the policies discussed below are available on our website, corporate.kohls.com, under “Investors—ESG Overview.” We also encourage you to review our annual ESG report, which provides more detail and information on our ESG efforts. The ESG report is also linked in that same section of the website and updated each spring.

Values, Ethics, Human Rights, and Governance
OUR VALUES

WE PUT CUSTOMERS FIRST.	WE ACT WITH INTEGRITY.	WE BUILD GREAT TEAMS.	WE DRIVE RESULTS.

We see customers as a constant source of inspiration and guidance. We take a “yes we can” approach to everything we do and are passionate about supporting the communities and causes our customers and associates care about.
We earn trust by living up to our commitments. We treat others with respect and fairness, and we make decisions that support the organization’s reputation.
We actively promote the empowerment, engagement and continuous development of all associates. We communicate openly and embrace diverse perspectives. We support a culture of recognition and celebrate greatness across all teams.
We work with a sense of urgency and accountability. We seek out information to make smart decisions and we offer up new ideas and solutions beyond the status quo.
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Environmental, Social, and Governance Stewardship at Kohl’s
Responsible corporate citizenship is an important part of our values, and we are committed to incorporating socially responsible principles into our daily business activities. Kohl’s ESG efforts derive from our strong values and commitment to act with integrity. This is reflected in our Code of Ethics, Global Human Rights Policy, and governance practices.

GOVERNANCE
Our governance practices form the foundation for how we manage risk, ensure accountability and provide transparency to our stakeholders. The Nominating and ESG Committee of Kohl’s Board of Directors actively oversees our ESG initiatives to understand both risks and growth opportunities, as well as progress made against the company’s goals. To that end, the Nominating and ESG Committee receives regular updates on ESG topics from management and provides reports to the full Board of Directors. In this way, Kohl’s Board of Directors plays a vital role in shaping and supporting our long-term ESG strategies while addressing the Board’s oversight responsibilities related to the management and performance of ESG issues, all of which is essential to sustain the long-term interest of all stakeholders. To learn more about our practices and review our governance documents, please visit our investor relations website.

ETHICS
We are committed to the highest standards of integrity and maintain a Code of Ethics to guide ethical decision-making for associates. As a company of integrity, we expect our associates to be honest and accountable. We require associates to take annual ethics training, which is refreshed each year to cover relevant topics. The training helps connect ethics to each associate’s day-to-day job responsibilities and promotes honesty, integrity and fairness.
We encourage our associates, customers, business partners and stakeholders to raise concerns through Kohl’s Integrity Hotline. Anonymous reporting is available and we prohibit retaliation against any party for raising concerns in good faith. Additionally, we have established a Business Partner Code of Conduct to assist our third-party contractors in identifying ethical issues that may arise. We expect our business partners to conduct business in a lawful, ethical manner and to report any concerns or potential violations.

GLOBAL HUMAN RIGHTS POLICY
Kohl’s is committed to embedding respect for human rights throughout our entire business, including our associates, those in our supply chain and the communities in which we operate. Our Human Rights Policy applies to our workforce, our suppliers, our partners and our customers. We continuously evaluate our operations and value chain to identify, assess and address salient human rights risks; engage key stakeholders; and prioritize key areas where we have the greatest opportunity to have a positive impact on people and communities

2023

WORLD'S MOST ETHICAL COMPANIES®

ETHISPHERE™

OUR MISSION
To empower more families through diversity, equity and inclusion
Diversity, Equity & Inclusion

Kohl’s believes that living a fulfilled life is different for each and every one of us and that understanding and embracing these differences is fundamental. For Kohl’s associates, customers, and our local communities, it’s not just the right thing to do; it is critical to creating an inclusive workplace and brand experiences, as well as to driving growth for the organization.

Kohl’s Corporation | 2023 Proxy Statement	33

Environmental, Social, and Governance Stewardship at Kohl’s
We are committed to our Diversity, Equity & Inclusion (DE&I) strategy focused on Our People, Our Customers and Our Community, and our mission to empower more families through equity and D&I. This strategy accelerates how we are embedding DE&I throughout our business, by being intentional about our programs and practices, and holding ourselves accountable with measurable goals and results.
We’ve made great progress in each of our pillars—supporting Our People, Our Customers, and Our Community.

OUR PEOPLE	OUR CUSTOMERS	OUR COMMUNITY

To support our goals serving Our People, we are leveraging new recruitment tools and expanding our search efforts to bring more diverse candidates to Kohl’s and we have invested in leadership assessment, internal programs and external courses and peer networks designed to meet the personal and professional needs of diverse talent across the organization.
For Our Customers, we created a Diversity Design Council to drive authenticity in the design, art and curation of our product. We also launched nearly a dozen diverse-owned brands.
For Our Community, we have committed millions of dollars to support non-profit organizations that support diverse communities, including several partnerships with organizations in our hometown of Milwaukee. And, we’ve pledged to triple our spending among diverse suppliers by 2025.

We will continue to share examples like this and progress against our DE&I goals in our 2022 ESG report, which will be published in May 2023.
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Environmental, Social, and Governance Stewardship at Kohl’s
Environmental Sustainability

Kohl’s believes that incorporating sustainable solutions in the way we do business will help build better futures for families. With such a large retail footprint, we are in a unique position to make a positive impact on the planet. We have set ambitious goals to ensure that impact is positive. Our sustainability strategy is guided by the objectives of the United Nations Sustainable Development Goals.

Public goals and progress

In 2019, we set sustainability goals, including quantitative targets focused on three key areas: climate action, waste and recycling, and sustainable sourcing. We are committed to monitoring and reporting performance and progress against these goals.

CLIMATE ACTION	WASTE AND RECYCLING	SUSTAINABLE SOURCING

Our climate action goals are focused on reducing our greenhouse emissions and increasing our renewable energy use.
■
We have committed to reduce combined scope 1 and 2 greenhouse gas emissions in Kohl’s-owned operations by 50% versus the 2014 baseline by 2025 and are on track with that goal.

■
Kohl’s is supporting the transition to a low-carbon transportation system by building off the company’s existing locations that offer electrical vehicle charging and expanding to 170+ locations.

■
We are also expanding renewable energy platforms by building off of Kohl’s 165 solar and wind locations.

Our waste and recycling goals are focused on managing all wastes, reducing waste generation and promoting relevant recycling information to customers.
■
We committed to divert 85% of Kohl’s U.S. operational waste from landfills, which we’ve done as of calendar year 2021.

Our sustainable sourcing goals are focused on the efficient use of natural resources and environmentally sound management of chemicals within Kohl’s-owned branded products. We’ve stated goals for sourcing materials by 2025 and are making progress to reach those goals.
→
For more details on our environmental sustainability efforts, our stated goals and our progress, please see our annual ESG Report. The 2022 ESG Report will also include SASB and TCFD reporting.

Kohl’s Corporation | 2023 Proxy Statement	35

Environmental, Social, and Governance Stewardship at Kohl’s
Social Supply Chain Management

At Kohl’s, the vendors we choose must live up to the standards defined in our social compliance process to ensure we have and maintain responsible sourcing. Vendors must share our convictions, abide by our policies, and operate according to our universally-applied standards regarding ethics and fairness.

Terms of engagement

We are committed to respecting human rights across our activities and operations. We require all of our merchandising vendors to adhere to our Terms of Engagement, which reflect our high standards and seek to protect the human rights of workers who manufacture the products we sell. Our Terms of Engagement align with internationally recognized human rights principles developed by the United Nations, Core Conventions of the International Labour Organization (ILO) and other respected international organizations. They outline our requirements and expectations of social compliance regarding:
■
wages and benefits,

■
working hours,

■
prohibited use of child or forced labor,

■
discrimination,

■
disciplinary practices,

■
women’s rights,

■
legally-protected rights of workers to free association,

■
health and safety issues,

■
environmental requirements, and more.

Zero-tolerance policy

Our compliance philosophy focuses on continuous improvement. However, certain violations of our Terms of Engagement will result in immediate termination of our business relationship with a vendor or facility. We will not tolerate merchandise produced under the following conditions:
■
forced labor, child labor, prison labor, bonded labor, slavery, or human trafficking,

■
physical or sexual abuse,

■
nonpayment of wages,

■
unauthorized subcontracting,

■
unethical or corrupt business practices, including without limitation, attempted bribery of social compliance, Customs Trade Partnership Against Terrorism (CTPAT), environmental or quality assurance auditors, government officials, and/or

■
transshipment or altering/tampering with country-of origin markings.

Our zero-tolerance policy for certain violations of our Terms of Engagement is communicated to vendor partners to ensure they understand these critical issues and our commitment to eliminating human rights risks and ensuring responsible sourcing in our supply chain.

36	2023 Proxy Statement | Kohl’s Corporation

Director Compensation

Our non-employee Directors receive a mix of cash and equity compensation for their service on our Board, as shown below.
Cash and Equity Director Compensation ($)
Compensation Element	Prior to May 2022	Effective May 2022
Annual cash retainer(1)	125,000	125,000
Annual equity award, grant date fair value(2)	125,000	145,000
Additional annual equity award, grant date fair value(2), for:
■ Chair of the Board	200,000	200,000
■ Committee Chairs:
▪ Audit	25,000	30,000
▪ Compensation	20,000	25,000
▪ Nominating and ESG	10,000	20,000
▪ Finance	—	15,000

(1)
Cash, paid quarterly in arrears.

(2)
Calculated in accordance with FASB ASC Topic 718 based on the closing price of Kohl’s common stock on the grant date. Restricted shares granted immediately after the annual meeting.

The restricted shares granted to non-employee Directors vest on the earlier of the date of the annual shareholders’ meeting in the following year or the first anniversary of the date of grant. Before the shares vest, recipients have the right to vote the shares, to receive all regular dividends paid or distributed in respect of the shares in the form of additional restricted shares purchased with such dividends, if any, and to exercise all other rights as a holder of outstanding shares of our stock. Directors receive no additional compensation for participation in Board or committee meetings. Directors are, however, reimbursed for travel and other expenses related to attendance at these meetings, as well as travel and other expenses related to attendance at educational seminars approved in advance by the Nominating and ESG Committee.

Stock Ownership Requirements for Directors

We believe that stock ownership is important to align the interests of our Directors with those of our shareholders. Each non-employee Director is expected to own Kohl’s stock with a value equal to approximately five times the amount of the Directors’ annual base cash retainer. For purposes of this calculation, we include shares of unvested restricted stock, but not any vested options.
Directors must attain this ownership level by the fifth anniversary of their initial appointment to the Board, and may not sell any Kohl’s stock until they meet the stock ownership requirement. All Directors standing for re-election who have served on the Board for more than five years were in compliance with this requirement as of the end of fiscal 2022.

Kohl’s Corporation | 2023 Proxy Statement	37

Director Compensation
Director compensation table

The following table provides each element of compensation paid or granted to each non-employee Director for services rendered during fiscal 2022. Retainer fees are paid on a quarterly basis in arrears, so some of the retainer fees in this table may have been paid in the first quarter of fiscal 2023 for services rendered in fiscal 2022.
Director	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Michael J. Bender	125,000	165,001	290,001
Peter Boneparth	125,000	344,977	469,977
Yael Cosset	125,000	144,988	269,988
Christine Day	125,000	144,988	269,988
H. Charles Floyd	125,000	144,988	269,988
Margaret L. Jenkins	125,000	144,988	269,988
Thomas A. Kingsbury(2)	99,588	144,988	244,576
Robbin Mitchell	125,000	144,988	269,988
Jonas Prising	125,000	169,993	294,993
John E. Schlifske	125,000	160,010	285,010
Adrianne Shapira	125,000	144,988	269,988
Frank V. Sica(3)	35,027	—	35,027
Stephanie A. Streeter	125,000	174,984	299,984

(1)
The amounts shown represent the aggregate grant date fair value for awards granted in 2022, computed in accordance with FASB ASC Topic 718. Each Director who was re-elected to the Board of Directors at the 2022 Annual Meeting of Shareholders was awarded 3,108 restricted shares. Committee Chairs were awarded up to an additional 643 restricted shares and our independent Chairman was awarded an additional 4,287 restricted shares. For a discussion of the valuation assumptions used for all stock-based awards, see Note 6 to our fiscal 2022 audited financial statements included in our Annual Report on Form 10-K.

(2)
Mr. Kingsbury was appointed Interim Chief Executive Officer effective December 2, 2022. While he was serving as Interim Chief Executive Officer, he did not receive compensation for his service as a director.

(3)
Mr. Sica served as a Director until May 11, 2022, when he retired.

As of January 28, 2023, the aggregate number of unvested shares of restricted stock held by each incumbent non-employee Director were as follows:
Director	Number of Unvested Shares of Restricted Stock(1) (#)
Mr. Bender	3,720
Mr. Boneparth	7,777
Mr. Cosset	3,269
Ms. Day	3,269
Mr. Floyd	3,269
Ms. Jenkins	3,269
Mr. Kingsbury	3,269
Ms. Mitchell	3,269
Mr. Prising	3,832
Mr. Schlifske	3,607
Ms. Shapira	3,269
Mr. Sica	—
Ms. Streeter	3,945

(1)
Includes accrued but unvested dividend equivalent shares

38	2023 Proxy Statement | Kohl’s Corporation

Executive Compensation

PROPOSAL 2 ADVISORY VOTE ON THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	The Board of Directors unanimously recommends a vote “FOR” the approval, on a non-binding basis, of the compensation of our named executive officers.
We are asking shareholders to approve the following nonbinding resolution regarding the compensation of our named executive officers as disclosed in this proxy statement:
RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.
This is often referred to as a “say-on-pay” vote. This vote is held annually taking into consideration the view expressed by our shareholders in an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers at the 2011 Annual Meeting of Shareholders and reaffirmed in an advisory vote at the 2017 Annual Meeting of Shareholders. At the 2023 Annual Meeting of Shareholders, we are again providing our shareholders with the opportunity to cast a “say on frequency” advisory vote in Proposal 3.
We are pleased with our shareholders’ strong support for our executive compensation in the annual “say-on-pay” votes. Our shareholders have consistently shown strong support for our NEO compensation, averaging over 90% of the votes cast by our shareholders in favor of approving this compensation over the last decade. We recognize that we received a lower-than-average support on “say-on-pay” last year, with approximately 76% of the votes cast by our shareholders in favor of approving this compensation last year. Regular engagement with our shareholders throughout the year is a core tenet of our strong governance and compensation practices. Before last year’s vote, we had received generally positive feedback on our compensation program from investors. Following last year’s vote, in Fall 2022, the Company reached out to shareholders representing more than 70% of shares outstanding and met with shareholders representing more than 50% of shares outstanding. Directors participated in many of these engagements, and feedback was shared with our Board. Throughout our discussions, we heard broad support for our compensation philosophy and program structure. In particular, our return to objective metrics—following the use of subjective metrics for 2020 as a result of temporary store closures related to the pandemic—was strongly appreciated. Our investors broadly supported using the same compensation metrics for 2022. In light of this positive feedback received during the course of our robust engagement with investors, we concluded that the unusually low “say-on-pay” vote in 2022 was primarily a consequence of the contested circumstances of the 2022 Annual Meeting.
As an advisory vote, the “say-on-pay” vote is not binding on Kohl’s, the Board of Directors or the Board’s Compensation Committee. However, the Board of Directors values the opinions expressed by our shareholders, and the Compensation Committee’s charter specifically states that the Committee will review all “say-on-pay” voting results and consider whether to make any adjustments to

Kohl’s Corporation | 2023 Proxy Statement	39

Executive Compensation
our executive compensation policies and practices in response to these results.
We believe our executive compensation program as a whole is well suited to promote Kohl’s objectives in both the short and long term. As described below in the “Compensation Discussion and Analysis”
section of this proxy statement, the Compensation Committee has designed our executive compensation program to reflect its philosophy that executive compensation should be directly linked to corporate performance with the ultimate objective of increasing long-term shareholder value.

The Compensation Committee’s objectives include:

1.	2.	3.
Provide a competitive total compensation package that enables us to attract, motivate and retain key personnel.	Support the achievement of our short- and long-term business and strategic objectives by linking the majority of our executives’ compensation to rigorous performance targets.	Ensure that compensation opportunities are internally equitable.

4.	5.

Promote ownership of Kohl’s stock by our senior executives through equity-based pay and share ownership requirements in order to align our executives’ economic interests with those of our shareholders.
Provide a balance of incentive opportunities that do not create risks that are reasonably likely to have a material adverse effect on Kohl’s.
Our compensation program is a pay-for-performance model based on the philosophy that we should incentivize our executive officers to improve Kohl’s financial performance, profitably grow the business, and increase shareholder value.
Taking a step back, we realize that the pandemic introduced a high degree of complexity for pay programs across the board, and so we want to highlight some of the steps that we previously took with our shareholders in mind:
■
We were deliberate in declining to make adjustments that would lower the bar for our in-flight awards (such as the 2019-2021 LTIP, which included targets set prior to the pandemic and therefor resulted in no payout to the NEOs)

■
Still, like every other company, we had to calibrate for a wholly different environment in order to design effective incentives during the pandemic,

and recognized the difficulty in accurately predicting the speed of any macro financial recovery
■
After utilizing one-time, relative metrics in 2020 (given complete closure of our store base at the time performance goals were set), we returned to wholly objective performance metrics in 2021

■
Late in 2020, we also increased the goals for our 2020-2022 LTIP (cumulative net sales, operating income, and operating cash flow) based on 2020 year-to-date performance to ensure the goals were appropriately challenging

■
In addition, as previously disclosed last year, the Compensation Committee further enhanced the Company’s compensation governance practices coming out of the pandemic by enhancing executive stock holding requirements, updating the Company peer group to address the competitive, dynamic retail environment and

40	2023 Proxy Statement | Kohl’s Corporation

Executive Compensation
hiring a new independent compensation consultant to provide a fresh perspective
This past Fall, we proactively reached out to shareholders holding over 70% of our shares outstanding and we met with shareholders holding more than 50% of our shares outstanding. Directors participated in many of these engagements, and feedback was shared with our Board. Overall, we heard continued broad support of our compensation philosophy and program structure. More specifically our return in 2021 to objective metrics—following the use of subjective metrics for 2020 due to the pandemic—was strongly appreciated, and our investors generally supported using the same compensation metrics for 2022.
Our pay-for-performance compensation model drove several actions for fiscal 2022 worth highlighting:
1.
2022 Annual Incentive Plan: 0% Payout:

■
The Annual Incentive Plan was set in March 2022 using the performance goals of net sales and operating income. When setting the target net sales and operating income goals for 2022, the Compensation Committee aimed to drive accountability toward a near-term recovery to 2019 sales, while also maintaining the operating income margin goals within the target range outlined in the Company’s strategic framework announced in October 2020. Targets were set for this plan that were significantly more challenging to achieve than in prior years.

■
Objective financial goals were not met, and no payments will be made to the NEOs under the 2022 Annual Incentive Plan.

■
No modifications were made to the 2022 Annual Incentive Plan.

■
This is the second time in four years the Annual Incentive Plan did not pay out, which demonstrates the rigor of performance goals and the seriousness by which the company takes pay-for-performance.

2.
2020-2022 Long-Term Incentive Award: 200% Payout:

■
When the Committee met in March 2020 to set the specific three-year goals for the performance criteria under the 2020-2022 LTIP, all of the Company’s stores were closed and the duration and consequences of the pandemic were uncertain. Accordingly, the Committee set targets based on the best available information at the time, with the understanding that the three-year targets would be reevaluated before the end of fiscal 2020. In December 2020, after determining that Kohl’s 2020 performance-to-date was exceeding initial expectations, the Committee significantly increased the previous targets for each of the three-year performance goals. The net sales target was raised by 11%, the operating income target was raised by 161%, and the operating cash flow target was raised by 259%. No adjustments were made to the size of the original awards to management.

■
The exceptionally strong results in 2021 had a positive impact on the 2020-2022 LTIP with EPS setting a record for the Company.

■
Only three NEOs are participants in the 2020-2022 LTIP. Mr. Chini and Ms. Timm participate in the 2020-2022 LTIP. at the SrEVP-level and Ms. Raymond was awarded a prorated LTIP grant based on her promotion to EVP Customer Engagement, Analytics & Insights in June 2020.

We believe these actions have been consistent with the Compensation Committee’s objectives and have resulted in appropriate compensation outcomes for our named executive officers.
The Board of Directors recommends a vote “FOR” approval of the compensation of the Company’s named executive officers as described in this proxy statement.

Kohl’s Corporation | 2023 Proxy Statement	41

Executive Compensation
PROPOSAL 3 ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	The Board of Directors unanimously recommends a vote FOR a frequency of “ONE YEAR” for future shareholder votes on the compensation of our named executive officers.
In addition to providing shareholders with the opportunity to cast a “say on pay” advisory vote on the compensation of our named executive officers as disclosed in this proxy statement, in accordance with Section 14A of the Securities Exchange Act and SEC rules, we are also providing our shareholders with the opportunity to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers in the future. This non-binding advisory vote is commonly referred to as a “say on frequency” vote, and must take place at least once every six years. By voting on this proposal, our shareholders may indicate whether they would prefer to have an advisory vote on executive compensation once every year, every two years or every three years. Shareholders may also abstain from voting.
As an advisory vote, this “say on frequency” vote proposal is not binding on Kohl’s, the Board of Directors or the Board’s Compensation Committee. However, the Board and the Compensation Committee value the opinions expressed by shareholders in their vote on this proposal, and will consider the option that receives the most votes in determining the frequency of future advisory votes on the compensation of our named executive officers. Notwithstanding the Board’s recommendation and the outcome of this shareholder vote, the Compensation Committee or the Board of Directors may in the future decide to conduct advisory votes on the compensation of our named executive officers on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders, industry trends and the adoption of material changes to compensation programs.
The first two “say on frequency” votes were held at our 2011 and 2017 Annual Meetings of Shareholders. At both of those meetings, the largest number of votes cast were cast in favor of the advisory vote on the compensation of our named executive officers occurring every year. We subsequently determined to hold the advisory vote on the compensation of our named executive officers every year until we held the next “say on frequency” vote.
While our executive compensation programs are designed to promote a long-term connection between pay and performance, after careful consideration of the frequency alternatives, the Board of Directors continues to believe that conducting advisory votes on executive compensation on an annual basis is appropriate for Kohl’s and its shareholders at this time.
The Board of Directors recommends a vote FOR a frequency of “ONE YEAR” for future shareholder advisory votes on the compensation of our named executive officers.

42	2023 Proxy Statement | Kohl’s Corporation

Executive Compensation
Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that follows. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE

Jonas Prising, Chair	Peter Boneparth	Christine Day	H. Charles Floyd	Stephanie A. Streeter

Compensation Discussion and Analysis
CD&A CONTENTS
44	EXECUTIVE SUMMARY
45	2022 Results
45	Executive Transitions and Retention Actions
46	2022 Shareholder Engagement
46	Pay for Performance
47	Long-Term Business Strategies
50	Elements of Our Compensation Program and Summary of Compensation Paid
51	Say on Pay and Shareholder Outreach
52	PHILOSOPHY AND OBJECTIVES
53	STRUCTURE FOR DETERMINING EXECUTIVE COMPENSATION
53	Compensation Committee Meetings and Advisors
53	Key Compensation Reports
55	PERFORMANCE EVALUATION PROCESS
56	FISCAL 2022 COMPENSATION DECISIONS
56	Salary
56	Annual Incentive Compensation
58	Long-Term Incentive Compensation
62	Perquisites
62	Deferred Compensation
62	Stock Ownership Guidelines
62	Restriction on Hedging and Pledging
63	Compensation Risk Assessment
63	Other Material Tax and Accounting Implications of the Executive Compensation Program

Kohl’s Corporation | 2023 Proxy Statement	43

Executive Compensation
The Compensation Committee (the “Committee”) fulfills the Board’s responsibilities related to our officer and director compensation programs and practices and ensures that our executive compensation program aligns with our corporate objectives. This Compensation Discussion and Analysis (or “CD&A”) describes Kohl’s executive compensation programs and provides insight into the Committee’s process for determining compensation and its philosophy, objectives, and policies.
This CD&A focuses on the compensation of the following eight individuals, who are collectively referred to as the Named Executive Officers, or NEOs:

Thomas A. Kingsbury	Jill Timm	Marc Chini	Siobhán Mc Feeney	Christie Raymond
Chief Executive Officer	Chief Financial Officer	Senior Executive Vice President, Chief People Officer	Senior Executive Vice President, Chief Technology Officer	Senior Executive Vice President, Chief Marketing Officer
Michelle Gass	Paul Gaffney	Greg Revelle
Former Chief Executive Officer	Former Senior Executive Vice President, Chief Technology & Supply Chain Officer	Former Senior Executive Vice President, Chief Marketing Officer
Executive summary

The Committee has designed our compensation program to reflect its philosophy that executive compensation should be directly linked to performance, with the ultimate objective of increasing long-term shareholder value. Each primary element of our executive compensation program is tied to Company performance. In addition, the Committee works closely with an independent compensation consultant to ensure that Kohl’s compensation policies and practices, as well as our executive compensation program as a whole, are consistent with market practice.

44	2023 Proxy Statement | Kohl’s Corporation

Executive Compensation
2022 RESULTS
The Company’s 2022 financial results were impacted by challenging macroeconomic conditions. High inflation dampened consumer spending across the broader retail industry, and especially in the discretionary categories Kohl’s offers. The Company also took various inventory-related actions to improve its positioning. Performance takeaways include:
■
Net sales decreased 7.1% compared to 2021

■
Successfully opened more than 400 Sephora shop-in-shops in 2022, growing the number of Sephora at Kohl’s locations to more than 600

■
Accessories category sales increased 9% compared to 2021, driven by significant growth in beauty sales

■
Opened five new stores in 2022, including three small format stores in previously untapped markets, and relocated another four stores

■
Operating margin of 1.4% and a loss per share of $0.15

■
Doubled the quarterly cash dividend on its common stock to $0.50 per share, which equates to an annual dividend of $2.00 per share

■
Returned approximately $900 million in capital to shareholders in 2022 through share repurchases and dividend payments

■
Strengthened liquidity position by replacing and upsizing $1.0 billion revolver with a $1.5 billion secured facility

EXECUTIVE TRANSITIONS AND RETENTION ACTIONS
The Company experienced an unusual level of NEO transitions in 2022, resulting in promotions and other retention actions. While there was significant change in 2022, the Board is pleased with the current team and believes it positions the Company for success.
■
On May 12, 2022, the Company announced that Mr. Revelle, the Company’s Senior Executive Vice President, Chief Marketing Officer, would be departing the Company effective June 1, 2022. In connection with his departure, Mr. Revelle was entitled to the separation benefits outlined in the Potential Payments Upon Termination or Change of Control section of this proxy statement.

■
On May 18, 2022, the Company announced that Doug Howe, the Company’s Chief Merchandising Officer, was departing the Company effective immediately. It was later announced that Mr. Howe had been hired as President of DSW, and subsequently announced that he will become Chief Executive Officer of the footwear retailer’s parent company, Designer Brands Inc.

■
On June 1, 2022, the Company appointed Ms. Raymond to Interim Chief Marketing Officer effective immediately.

■
On July 15, 2022, the Company announced that Mr. Gaffney, the Company’s Senior Executive Vice President, Chief Technology and Supply Chain Officer, would be departing the Company effective August 1, 2022. In connection with his departure, Mr. Gaffney was entitled to the separation benefits outlined in the Potential Payments Upon Termination or Change of Control section of this proxy statement.

■
On July 15, 2022, the Company also announced that Ms. Mc Feeney was being promoted to Senior Executive Vice President, Chief Technology Officer effective July 16, 2022. The details of Ms. Mc Feeney’s compensation package are described below, but included the following:

■
Base salary of $650,000;

■
Annual bonus opportunity under our Annual Incentive Plan with a target of 110% of her base salary; and

■
Promotional grant of restricted stock units with a grant date value of $2 million.

■
On August 16, 2022, the Company promoted Ms. Raymond to the position of Senior Executive Vice President, Chief Marketing Officer. The details of Ms. Raymond’s compensation package are described below, but included the following:

■
Base salary of $670,000;

■
Annual bonus opportunity under our Annual Incentive Plan with a target of 110% of her base salary; and

■
Promotional grant of restricted stock units with a grant date value of $2 million.

■
On August 16, 2022, the Company increased Ms. Timm’s salary, bonus and equity targets in connection with her assumed responsibility for the Company’s Credit business at that time. The details of Ms. Timm’s compensation package are described below, but included the following:

■
Base salary of $900,000;

■
Annual bonus opportunity under our Annual Incentive Plan with a target of 130% of her base salary; and

Kohl’s Corporation | 2023 Proxy Statement	45

Executive Compensation
■
Annual long-term incentive award target of $2 million.

■
On November 8, 2022, the Company announced that Ms. Gass had resigned from her positions as Chief Executive Officer of the Company and a member of its Board, effective December 2, 2022. It was later announced that Ms. Gass had been hired as President of Levi Strauss & Co. with the expectation that she will ultimately succeed to the position of Chief Executive Officer of Levi Strauss & Co.

■
On November 8, 2022, the Company also announced that its Board had appointed Mr. Kingsbury as the Company’s Interim Chief Executive Officer effective December 2, 2022. The details of Mr. Kingsbury’s compensation package were previously disclosed and are described below, but included:

■
An annualized base salary of $1,475,000;

■
Eligibility to participate in the fiscal 2023 Annual Incentive Plan with a target award of 175% of his base salary, subject to total Company performance and prorated based on the number of days he serves in the Interim CEO role during fiscal 2023; and

■
An award of restricted stock units with a grant date value of $3,775,000.

While Mr. Kingsbury was serving as the Company’s Interim Chief Executive Officer, he did not receive compensation for his service as a director of the Company.
■
On November 29, 2022, Ms. Timm, the Company’s Chief Financial Officer, received a cash retention award in recognition of her ongoing contributions to the Company and in consideration for her continued employment with the Company. As previously disclosed, the award vests and is payable in two equal installments of $450,000 each on January 1, 2024 and January 1, 2025, subject to Ms. Timm remaining employed with the Company through the payment dates.

■
On February 2, 2023 , the Company appointed Mr. Kinsgbury as the Company’s Chief Executive Officer and subsequently, on February 21st, entered into an offer letter confirming his previously disclosed compensation arrangements and addressing his LTIP awards for fiscal 2023 and later.

■
In March 2023, the Company agreed with Mr. Chini, our Chief People Officer, that he would transition out of his role in April, but would serve as a senior advisor until November 2023 until his retirement and to assist with the transition of his role to his successor. As part of the transition arrangement, the Company approved a pro-rata bonus for Mr. Chini for the period he will serve as Chief People Officer.

2022 SHAREHOLDER ENGAGEMENT

Regular engagement with our shareholders throughout the year is a core tenet of our strong governance and compensation practices. In Fall 2022, the Company reached out to shareholders representing more than 70% of shares outstanding and met with shareholders representing more than 50% of shares outstanding. Directors participated in many of these engagements, and feedback was shared with our Board. Open and constructive dialogue with shareholders on governance matters, including executive compensation, facilitates alignment on policies and practices. Throughout our discussions, we heard broad support for our compensation philosophy and program structure.

We contacted shareholders representing

>70%

of shares outstanding

We engaged with shareholders representing

>50%

of shares outstanding

PAY FOR PERFORMANCE
The Committee has consistently applied a critical pay-for-performance philosophy to its decisions, and in alignment with that philosophy, the goals for incentive compensation performance metrics are intended to be difficult to achieve. Failure to achieve target goals has significant consequences, while success is rewarded. For example, the Company did not achieve our fiscal 2022 financial goals and our NEOs did not receive any annual incentive payments. No modifications were made to the 2022 Annual Incentive Plan following adoption, and this is the

46	2023 Proxy Statement | Kohl’s Corporation

Executive Compensation
second time in four years that no payments were made under the Annual Incentive Plan to NEOs.
Similarly, last year, our 2019-2021 LTIP objectives, as originally set in early 2019, were not achieved. Notably, a majority of the performance period was highly impacted by the COVID-19 pandemic, which was entirely outside of the control of management. Despite this, no adjustments were made due to the COVID-19 economic impact to the 2019-2021 LTIP, and executives received no PSU payout under the 2019-2021 LTIP.
In contrast, our 2020-2022 LTIP objectives initially set during the peak of the pandemic and revised higher in December 2020, were significantly exceeded. When the Committee met in March 2020 to set the specific three-year goals for the performance criteria under the 2020-2022 LTIP, all of the Company’s stores were closed and the duration and consequences of the pandemic were uncertain. Accordingly, the Committee set targets based on the best available information at the time, with the understanding that the three-year targets would be reevaluated before the end of fiscal 2020. In December 2020, after determining that Kohl’s performance-to-date was exceeding initial expectations, the Committee significantly increased the previous targets for each of the three-year performance goals. The net sales target was raised by 11%, the operating income target was raised by 161%, and the operating cash flow target was raised by 259%. Importantly, however, no adjustments were made to the size of the original awards granted to management. The exceptionally strong results in 2021 had a positive impact on the 2020-2022 LTIP with EPS setting a record for the Company.
LONG-TERM BUSINESS STRATEGIES
As part of our commitment to create long-term shareholder value and stay ahead in the rapidly changing retail environment, management introduced a new strategic framework in October 2020.
Following a record year of earnings per share in 2021, the Company reported a loss of $0.15 per share in 2022 driven by lower sales, inflationary cost pressures, increased strategic investments, and inventory-related actions to improve its positioning entering 2023. Despite financial results not meeting its expectations due to the challenging macroeconomic conditions, Kohl’s continued to make important progress against its strategy in 2022. The Company took additional steps towards driving improved sales and profitability with increased investments in the beauty and outdoor categories, which generated positive returns.
THE COMPANY’S FOUR KEY FOCUS AREAS CONTINUE TO BE:

1.	2.
DRIVING TOP LINE GROWTH	EXPANDING OPERATING MARGIN

3.	4.
MAINTAINING DISCIPLINED CAPITAL MANAGEMENT	SUSTAINING AN AGILE, ACCOUNTABLE, AND INCLUSIVE CULTURE

1.
Driving Top Line Growth

Kohl’s net sales in 2022 decreased 7.1% year-over-year, driven by the challenging macroeconomic conditions. High inflation dampened consumer spending across the broader retail industry, and especially in the discretionary categories Kohl’s offers. The Company emphasized its core value messaging, which led to outperformance of its value-oriented private brands. Management remained focused on executing against its strategy and further increased its investment in key growth initiatives. The Company expanded its partnership with Sephora, the largest prestige beauty retailer in the world, opening more than 400 additional Sephora at Kohl’s shops in 2022, which attracted millions of customers and resulted in significant beauty sales growth.
This partnership now brings the “Sephora at Kohl’s” experience to customers at more than 600 stores and online, and will be expanded to at least 850 locations in 2023. This strategic partnership is transforming Kohl’s into a leading beauty destination, driving incremental customer traffic, and positively impacting sales across other categories. Kohl’s stores with Sephora continue to outperform the balance of the chain, attracting new, younger and more diverse customers. In addition, Kohl’s sales benefited from expanding its outdoor assortment with newer brands like Eddie Bauer and Lands’ End and existing brands like Columbia Sportswear.

Kohl’s Corporation | 2023 Proxy Statement	47

Executive Compensation
600+
Sephora at Kohl’s Now Open

400
Additional Sephora at Kohl’s Launched in 2022
The “Sephora at Kohl’s” Experience will be expanded to at least 850 locations in 2023.

2.
Expanding Operating Margin

The Company’s operating margin contracted to 1.4% in 2022, driven by lower sales, inflationary cost pressures, increased strategic investments, and inventory-related actions to improve its positioning entering 2023. Kohl’s remains committed to managing the business to a long-term operating margin goal of 7% to 8%.
3.
Maintaining Disciplined Capital Management

In 2022, management remained committed to prudent balance sheet management and returning capital to shareholders. The Company strengthened its liquidity position by replacing and upsizing its $1.0 billion revolver with a $1.5 billion secured facility and returned approximately $900 million in capital to shareholders in 2022 through share repurchases and dividend payments. In early 2022, Kohl’s doubled the quarterly cash dividend on its common stock to $0.50 per share, which equates to an annual dividend of $2.00 per share.
~$900M	Capital Returned to Shareholders
In 2023, the Company bought back $658 million in shares and paid $239 million in dividends.

4.
Sustaining an Agile, Accountable, and Inclusive Culture

Fostering a diverse, equitable, and inclusive environment for Kohl’s associates, customers, and suppliers continues to remain an important focus. The Company made further progress under its diversity and inclusion framework, and continued to build on its commitment to Environmental, Social, and Corporate Governance (“ESG”) stewardship. In 2022, the Company continued to be recognized by several third party awards and rankings.
In the context of these key strategic focus areas, the Company outlined the following priorities for 2023: enhancing the customer experience, accelerating and simplifying its value strategies, managing inventory and expenses with discipline, and strengthening the balance sheet.

48	2023 Proxy Statement | Kohl’s Corporation

Executive Compensation
THIRD-PARTY AWARDS AND RECOGNITION

Disability:IN
Disability Equality Index
Best Places to Work for
Disability Inclusion
Recognizes Kohl’s long-standing commitment to diversity and inclusion and distinguishes the company as a “Best Place to Work for Disability Inclusion” (1st year achieving a score of 100)

Hispanic Association on
Corporate Responsibility
(HACR) Corporate
Inclusion Index
Assesses Kohl’s Hispanic inclusion efforts and outcomes (achieved a 5-star rating in the 2022 HACR Corporate Inclusion Index—Employment)

Human Rights Campaign
Corporate Equality Index
Best Places to Work for
LGBTQ Equality
Recognizes U.S. businesses in the evolving field of lesbian, gay, bisexual, transgender and queer equality in the workplace (3rd year achieving a 100% score)
Diversity Impact Awards Leader in the measurement of the impact and performance of companies ERG or Diversity Council (top 10 enterprise ERG for the 2nd year)

ANITA B.ORG

Top Companies
for Women Technologists

LEADER

2022

DiversityInc Top 50 Leading assessment of diversity management in corporate America (3rd year recognized)	AnitaB.org Top Companies for Women Technologists Recognizes companies committed to building workplaces where women in technology can thrive (4th year recognized)	Seramount Best Companies for Multicultural Women Recognizes organizations that have had success moving multicultural women into professional and leadership positions (3rd year recognized)
Seramount
100 Best Company
Evaluates everything that impacts working mothers, including parental leave, phasing back, fertility benefits, adoption, child- and dependent-care benefits, flexible scheduling, mentoring, sponsorship and opportunities for advancement (2nd year recognized)

Seramount
Inclusion Index
Assesses corporate efforts at hiring and promoting women, ability to measure other underrepresented groups on a country-specific basis, creating inclusive cultures, and holding country leaders and managers accountable for results

In addition, management continues to build on the Company’s overall commitment to Environmental, Social, and Corporate Governance (“ESG”) leadership.
We have established 2025 goals related to climate change, waste and recycling, and sustainable sourcing, and Kohl’s has earned many ESG-related awards.

ESG-RELATED AWARDS

S&P Global Sustainability Yearbook Included in the S&P Global Sustainability Yearbook for the first time in 2021 as one of only two U.S. retailers and one of 16 globally	Dow Jones Sustainability North America Index Named to the 2022 Dow Jones Sustainability North America Index for the 5th year and one of only 7 U.S.-based retailers to be named to the list	Carbon Disclosure Project Awarded an A – CDP ranking in 2022 and recognized at the CDP’s Leadership Level for the 4th consecutive year	EPA 2022 SmartWay® High Performer List Recognized on the SmartWay® 2022 High Performer List as an industry leader in the environmental and energy performance of our freight supply chain

EPA 2022 ENERGY STAR Partner of the Year Award Selected by the EPA as a 2022 ENERGY STAR Partner of the Year winner for Sustained Excellence for the 11th consecutive year	EPA Green Power List Named on the EPA’s Green Power Top 30 Retail list since 2014
Solar Energy Industries Association
Ranked 4th among corporate users for the total number of solar installations and 11th for total installed on-site solar capacity by Solar Energy Industries Association

Ethisphere World’s Most
Ethical Companies
Recognized as one of the World’s Most Ethical Companies (2019, 2020, 2021, 2022 and 2023) by Ethisphere, a global leader in defining and advancing the standards of ethical business practices

Kohl’s Corporation | 2023 Proxy Statement	49

Executive Compensation
ELEMENTS OF OUR COMPENSATION PROGRAM AND SUMMARY OF COMPENSATION PAID
The primary elements of direct compensation for the NEOs are shown below.
		Pay Element	Purpose	Basis for Setting Amount or Earning Award
◀ FIXED ▶	Short- Term	BASE SALARY
Regular, fixed source of income tied to the scope and responsibilities of each executive to compensate for their day-to-day efforts
Encourages retention and attraction of top talent and recognizes effective leadership

Initial salary based on experience, responsibilities and the importance of the position to Kohl’s, as well as market benchmarking
Annual adjustments, if any, based on individual and Company performance and competitive marketplace data

◀ AT RISK / VARIABLE ▶		ANNUAL INCENTIVE
At-risk cash compensation provides eligible executives with a financial incentive that encourages them to perform in a manner that will enable Kohl’s to achieve or exceed its short-term financial performance and strategic goals

For fiscal 2022, a mix of absolute objective performance measures set at the start of the year focused on net sales (50%) and operating income (50%). A threshold payment can also be earned if the company outperforms the Performance Index in sales and/or net income

	Long- Term	LONG-TERM EQUITY INCENTIVE Combination of three-year performance share units (60%) and time-based restricted stock units that vest over four years (40%)
Incent and reward sustained performance and long-term growth, create an incentive for future performance, create a strong retention incentive and closely align our executives’ long-term interests with those of our shareholders

For fiscal 2022-2024, performance share units have three-year targets for cumulative net sales (50%), operating margin (25%) and operating cash flow (25%). A threshold payment can be earned if the Company outperforms the Performance Index in sales and/or net income. The final payout will be modified +/- 25% if the Company’s TSR is above the 75th percentile or below the 25th percentile of a broad group of retailers in the TSR Modifier

The Committee uses these elements, along with certain benefits and perquisites, in proportions that will most effectively accomplish our business and strategic objectives.
Based on Kohl’s 2022 results, the Compensation Committee authorized payouts on the incentive plans as follows:
■
No annual incentives were awarded to NEOs because the Company did not achieve our fiscal 2022 financial goals; and

■
Performance-based awards granted pursuant to the 2020-2022 Long Term Incentive Plan (LTIP) paid out at 200%

The Committee believes both of these actions were appropriate and in line with its philosophy as outlined below.

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Executive Compensation
SAY ON PAY AND SHAREHOLDER OUTREACH
Kohl’s executive compensation programs are directly linked to corporate performance, with the objective of increasing long-term shareholder value. Since 2011, we have held an advisory shareholder vote on the compensation of our NEOs at every annual meeting of shareholders. The Committee is pleased that our shareholders have consistently shown strong support for our NEO compensation, averaging over 90% of the votes cast by our shareholders in favor of approving this compensation over the last decade.
We recognize that we received a lower-than-average support on “say-on-pay” last year in connection with our contested proxy fight, with approximately 76% of the votes cast by our shareholders in favor of approving this compensation last year. Regular engagement with our shareholders throughout the year is a core tenet of our strong governance and compensation practices. Open and constructive dialogue with shareholders on governance matters, including executive compensation, facilitates alignment on policies and practices. Before last year’s vote, we had received generally positive feedback on our compensation program from investors. In connection with the contested election of directors last year, we knew the activist investors leading the then-current proxy fight and those part of the prior year’s settlement, who together held almost 8% of our shares of record, would contribute a significant vote against our pay program. Following last year’s vote, in Fall 2022, the Company reached out to shareholders representing more than 70% of shares outstanding and met with shareholders representing more than 50% of shares outstanding. Directors participated in many of these engagements, and feedback was shared with our Board. Throughout our discussions, we heard broad support for our compensation philosophy and program structure. In particular, our return to objective metrics—following the use of subjective metrics for 2020 as a result of temporary store closures related to the pandemic—was strongly appreciated. Our investors broadly supported using the same compensation metrics for 2022. Based on that shareholder outreach, the Committee believes that our policies, practices, and programs continue to be in line with our shareholders’ expectations, and we are focused on continued alignment with shareholder expectations.

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Executive Compensation
Philosophy and objectives

We believe executive compensation should be directly linked to corporate performance and progress on our strategic plans, with the ultimate objective of increasing long-term shareholder value. To that end, our executive compensation program is designed to achieve the following objectives:

1.	2.
Provide a competitive total compensation package that enables us to attract, motivate and retain key personnel.
■
Support the achievement of our short and long-term business and strategic objectives by linking the majority of our executives’ compensation to rigorous performance targets.

■
Following a one-year change during COVID, the Committee previously returned to our long history of making payouts under both the annual and PSU portion of our long-term incentive programs dependent upon achievement of objective financial goals. The goals are based directly on the annual operating plan established for the business at the beginning of each fiscal year.

3.	4.	5.
Ensure that compensation opportunities are internally equitable.
Promote ownership of Kohl’s stock by our senior executives through equity-based pay and robust share ownership requirements in order to align our executives’ economic interests with those of our shareholders.
Provide a balance of incentive opportunities that do not create risks that are reasonably likely to have a material adverse effect on Kohl’s.
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Executive Compensation
Structure for determining executive compensation

COMPENSATION COMMITTEE MEETINGS AND ADVISORS
The Committee meets regularly to review executive compensation matters. Prior to each meeting, the Chair of the Committee approves the meeting agenda created with the assistance of our Chief People Officer and our General Counsel and Corporate Secretary. The Chair may invite members of management, other directors or third party consultants to attend portions of meetings as appropriate. The Chief Executive Officer, Chief People Officer and General Counsel and Corporate Secretary typically attend Committee meetings, but do not attend executive sessions unless invited by the Committee for a specific purpose. During the course of three of its meetings in fiscal 2022, the Committee held executive sessions without management present to discuss executive development and succession plans and to make compensation-related decisions.
The Committee has the authority to retain and terminate any compensation consultant or independent legal, accounting, or other advisors in the Committee’s sole discretion. Before retaining any such advisor, the Committee reviews the proposed advisor’s independence, taking into account all relevant factors, including those specified in SEC rules and the New York Stock Exchange listing standards. The Committee is solely responsible for the appointment, compensation, and oversight of the work performed by any such consultant or advisor. The Committee annually reconsiders independence, proposed fees, and overall engagement of any such outside compensation advisor.
For 2022, Semler Brossy Consulting Group, LLC (“Semler Brossy”) served as the Committee’s independent outside compensation advisor. Semler Brossy participated in Committee meetings as invited by the Committee Chair. The Committee’s independent outside compensation advisor participated in all Committee meetings related to both establishing the incentive plans and determining the payouts of the plans, providing the Committee with advice and counsel on the corresponding implications for both management and shareholders. Semler Brossy does not provide any other services to Kohl’s and does not have any executives with any business or professional relationships with any member of Kohl’s management or the Committee.

KEY COMPENSATION REPORTS
The Committee reviews and considers a wide variety of information that informs compensation levels for our NEOs, including both executive compensation summaries and a benchmarking analysis.
Executive Compensation Summaries
At least annually, the Committee reviews an executive compensation summary, or tally sheet, for each executive officer. These are comprehensive summaries of each executive’s compensation, including:
■
The total compensation paid, including base salary, annual cash incentives, long-term incentive awards, health and welfare benefits, and perquisites;

■
The fair market value of the executive’s equity holdings and the vesting schedules for unvested equity compensation awards; and

■
A summary of the potential severance benefits payable to the executive upon certain employment termination events.

The executive compensation summaries help the Committee understand the overall impact of our compensation programs, and they are useful for demonstrating the relationship between different components of pay. Together with additional equity holding power reports the Committee receives, the executive compensation summaries show the level of wealth creation available and the retention value generated by unvested equity awards. Finally, these executive compensation summaries provide competitive context for decisions about compensation arrangements and the level of benefits they provide (e.g., severance benefits).
Benchmarking Analysis
Each year, the Committee’s independent compensation consultant presents a comprehensive benchmarking analysis comparing compensation paid to our executives with the compensation packages of executives employed by a group of retailers that we refer to as our Compensation Benchmarking Peer Group, which is discussed in further detail below. This year’s analysis was presented by Semler Brossy. The Committee reviews each component of executive compensation independently and also reviews aggregate

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compensation levels paid to Kohl’s senior officers against that paid by our retail competitors. The Committee considers whether each executive is competitively positioned relative to that market data on a case-by-case basis rather than targeting any particular percentile across all positions.
At its meetings in both November 2021 and November 2022, the Committee reviewed a detailed benchmarking report prepared by its independent compensation consultant that included information on the following components of compensation for each of the executive officers:
■ base salaries	■ target annual incentives
■ target long-term incentives	■ target total direct compensation
When evaluating executive officer compensation decisions in fiscal 2022, the Committee considered the executive compensation summaries reviewed in November 2021, the benchmarking analysis and various factors unique to each executive, including, but not limited to: individual performance, importance of role, tenure, years of work experience, internal equity comparisons and succession planning considerations. To this end, it was noted that the benchmarking data indicated that all of the executive officers’ compensation levels, including the amortized value of all outstanding equity compensation awards, were consistent with the Committee’s philosophies and objectives, as well as typical market practices.
Other References
With the help of its independent compensation consultant, the Committee reviews numerous data sources to ensure we use the most relevant compensation information available in developing and administering our compensation programs. Our primary sources of industry compensation information are our peers’ public filings with the SEC and the Korn Ferry Retail Survey.
Compensation Benchmarking Peer Group
The Compensation Committee has historically utilized a Compensation Benchmarking Peer Group to analyze our compensation practices. At least annually, the Committee works with its independent compensation consultant to determine whether this peer group continues to comprise the most appropriate comparative companies in light of the dynamic retail environment, and makes adjustments as necessary. Maintaining a rigorous and appropriate peer group has proven to be a challenge in this dynamic and changing retail environment, as, among other shifts, several of the Company’s traditional competitors have been driven into bankruptcy or gone out of business.
To establish the Compensation Benchmarking Peer Group, the Committee considers many criteria, including:
■
Whether each comparator company is in the same or a similar segment of the retail industry as Kohl’s;

■
Whether each comparator company is similar to Kohl’s in terms of size—including revenues, total assets, and market capitalization;

■
The complexity and scope of each comparator company’s business;

■
The similarity of each comparator company’s business model to Kohl’s business model;

■
Whether each comparator company competes with Kohl’s for profits and talent; and

■
Other characteristics unique to Kohl’s or the retail industry, which could include things like growth trajectory and business strategies.

In August 2021, the Committee determined that the November 2021 compensation analysis (used in evaluating executive officer compensation decisions in fiscal 2022) would be based upon the following Compensation Peer Group, which was reaffirmed in August 2022 for the November 2022 compensation analysis:

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Executive Compensation
Company	20 Trading Day Market Capitalization(1) ($ Billions)	Revenue(1) ($ Billions)
Best Buy Co., Inc.	15.7	50.8
The TJX Companies, Inc.	68.1	49.9
Dollar Tree, Inc.	36.1	26.7
Macy’s, Inc.	5.0	26.0
	4.3	19.3	◀ Kohl’s Corporation
Ross Stores, Inc.	26.1	18.7
Gap, Inc.	3.2	16.1
Nordstrom, Inc.	3.5	15.3
Dick’s Sporting Goods, Inc.	6.3	12.1
Burlington Stores, Inc.	9.8	9.1
Foot Locker, Inc.	2.5	9.0
Ulta Beauty, Inc.	20.3	9.0
Bed, Bath & Beyond, Inc.	0.4	7.4

(1)
All market capitalization and revenue data are rounded. Revenues are trailing four quarters and market capitalization is as of July 15, 2022.

	Customer Segment			Product Segment
Company	High-End	Mid-Tier	Off-Price	Active/Shoes	Apparel	Home	Beauty	Multiline
Bed, Bath & Beyond, Inc.
Best Buy Co., Inc.
Burlington Stores, Inc.
Dick’s Sporting Goods, Inc.
Dollar Tree, Inc.
Foot Locker, Inc.
Gap, Inc.
Macy’s, Inc.
Nordstrom, Inc.
Ross Stores, Inc.
The TJX Companies, Inc.
Ulta Beauty, Inc.
The Committee believes this Compensation Benchmarking Peer Group continues to include retail companies that fulfill the criteria set in establishing the group and that the included companies represent an appropriate range of revenue and market capitalization against which to compare our pay practices in the near term.

Performance evaluation process

The Committee uses a disciplined process to assess performance and to reward and retain top talent. A primary consideration when setting our executive officers’ compensation is each individual’s performance against pre-established business-specific performance objectives that are intended to increase long-term shareholder value. The CEO assesses the performance of the other executive officers and recommends performance ratings to the Committee each year. Given his role as Interim CEO commencing in December 2022, Mr. Kingsbury will not be given a performance appraisal for fiscal

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2022. In early 2022, however, key performance objectives for fiscal 2022 were developed for each of the other then-NEOs and reviewed with the
Committee, which will form the basis for their annual performance appraisals.

Fiscal 2022 compensation decisions

SALARY
Salaries provide our NEOs with a regular source of income to compensate them for their day-to-day efforts in managing our Company. The Committee reviews salaries at least annually at the beginning of the fiscal year. The Committee considers individual performance criteria, overall Company performance and overall market positioning when considering base salary increases for the NEOs. Annual salary increases also may be based upon factors like promotions, new roles and responsibilities, and previous compensation increases. To foster internal equity, annual base salary adjustments for the NEOs are generally closely aligned with adjustments given to everyone on our management team. However, the Committee may deviate from that practice to address other factors, including an executive officer’s responsibilities and experience, competitive market data, and retention concerns.
In April 2022, based on trends reflected in marketplace compensation data from both our peers’ public SEC filings and Korn Ferry, the Committee determined to increase long-term equity grants rather than increasing base salaries for executive officers based on fiscal 2021 performance in order to achieve more heavily weighted equity in the pay mix. Total compensation remained aligned to market. As a result, all base salaries for each then-NEO were unchanged from 2021:

NEO	Fiscal 2021 Base Salary ($)	Approved Increase (%)	New Base Salary (eff. April 2022) ($)
Mr. Kingsbury	N/A	N/A	N/A
Ms. Timm	860,000	0%	860,000
Mr. Chini	772,500	0%	772,500
Ms. Mc Feeney	N/A	N/A	N/A
Ms. Raymond	N/A	N/A	N/A
Ms. Gass	1,475,000	0%	1,475,000
Mr. Gaffney	860,000	0%	860,000
Mr. Revelle	900,000	0%	900,000
Several additional salary actions were subsequently taken by the Company during fiscal 2022, primarily as a result of the executive departures and promotions that took place mid-year and after.
■
In August 2022, Ms. Raymond’s base salary was increased to $670,000 upon her promotion to Senior Executive Vice President, Chief Marketing Officer.

■
In July 2022, Ms. Mc Feeney’s base salary was increased to $650,000 upon her promotion to Senior Executive Vice President, Chief Technology Officer.

■
In August 2022, Ms. Timm’s base salary was increased to $900,000 and her annual incentive target was increased to 130% in recognition of her assumption of responsibility for the Company’s Credit business at that time.

■
In December 2022, Mr. Kingsbury was appointed Interim Chief Executive Officer, with an annualized base salary of $1,475,000.

ANNUAL INCENTIVE COMPENSATION
The purpose of our Annual Incentive Plan is to offer eligible executives, including the NEOs, a financial incentive that encourages them to perform in a manner that will enable Kohl’s to meet or exceed our short-term financial plans each year. In order for bonuses to be granted at threshold levels or higher under the Annual Incentive Plan, Kohl’s performance for a fiscal year must equal or exceed financial

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goals established by the Committee at the beginning of the year. In establishing various levels of annual incentive payout opportunities, the Committee has historically set objective goals based on the Company’s absolute performance. We also provide an opportunity to achieve threshold payments under our Annual Incentive Plan awards if the Company’s sales and/or net income performance exceeds a weighted Performance Index, which for the last two years, has been based on the results of the following eight retailers, chosen for their business category alignment to Kohl’s:
■ Macy’s Inc.	■ Nordstrom, Inc.
■ Gap, Inc.	■ Ross Stores, Inc.
■ Bed, Bath & Beyond, Inc.	■ The TJX Companies, Inc.
■ Dick’s Sporting Goods, Inc.	■ Foot Locker, Inc.
Committee Decisions and Analysis
Recognizing the continued importance of a metric-based approach for the fiscal 2022 plan, the Committee again deemed it most appropriate to use the equally weighted performance goals of net sales and operating income. The 2022 Annual Incentive Plan measures were set in early 2022 based on the best available information to the Committee at that time. While fiscal 2022 presented several unexpected macro-economic challenges, the Committee set the goals pursuant to its normal processes and did not alter the goals in response to these challenges.

2022 ANNUAL INCENTIVE PLAN MEASURES
The Committee again used a target-based approach under which the Annual Incentive Plan participants would be granted any earned bonus based on a percentage of their base salary, with the earned percentage tied to each participant’s level within the Company, using a straight line interpolation between threshold to target and target to maximum. The percentages set for the NEOs were:

NEO	Threshold (25%)	Target (100%)	Maximum (150%)
CEO	43.8%	175%	262.5%
CFO	32.5%	130%	195%
Senior Executive Vice President	27.5%	110%	165%
Consistent with its pay-for-performance model, in February 2023, the Committee reviewed the Company’s fiscal 2022 performance (including against the Performance Index), and determined that no Annual Incentive Plan payout was earned.

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KEY FACTS ABOUT THE 2022 ANNUAL INCENTIVE PLAN The following context is relevant to the 2022 Annual Incentive Plan:

The Annual Incentive Plan was set in March 2022 using the performance goals of net sales and operating income.

Targets were set for this plan that were significantly more challenging to achieve than the Company’s previous year’s performance.

Fiscal 2022 objective financial goals were not met, and no Annual Incentive Plan payout was earned for NEOs.

No modifications were made to the Annual Incentive Plan.

This is the second time in four years that no Annual Incentive Plan payment was made to NEOs, and reflects the rigor of performance goals and the seriousness by which the Company takes pay-for-performance.

LONG-TERM INCENTIVE COMPENSATION
Long-term equity incentive awards to our executive officers are typically set and considered on an annual basis. The Committee grants equity awards to the executive officers under our 2017 Long-Term Compensation Plan (“LTIP”) to:
■
reward sustained performance,

■
create an incentive for future performance, and

■
create a retention incentive.

The Committee has the flexibility to choose among a number of forms of long-term equity under the LTIP, but generally has favored granting a blend of performance share units (“PSUs”) that vest based on the achievement of multi-year financial performance goals, and restricted stock or stock units (“RSUs”) that will vest over a period of years. As described below, PSU awards are also subject to a modifier that can increase or decrease the number of shares that vest based on Kohl’s total shareholder return relative to the TSR Modifier over the performance period. In accordance with our pay-for-performance philosophy, PSUs typically make up the majority of long-term incentive awards granted to our NEOs.
Awards Granted Based on 2022-2024 Performance
In early 2022, the Committee reviewed comprehensive competitive research prepared by the Committee’s independent compensation consultant regarding potential alternatives to the Company’s LTIP structure to address the economic uncertainty that continued to exist in the retail market. After analyzing that competitive research, the Committee determined that the same general methodology utilized in prior LTIPs should again be applied for the 2022-2024 LTIP, although the Committee aligned on a weighting of metrics for PSUs of 50% net sales, 25% operating margin, and 25% operating cash flow to further emphasize sales. In the first quarter of fiscal 2022, the Committee granted long-term equity incentive awards to the NEOs relative to the company’s strategic plans, as follows:

2022-2024 LTIP

METRICS
50% Net Sales
25% Operating Margin
25% Operating Cash Flow
+/– 25% TSR modifier possible
60% PSUs
40%
time-vested restricted stock units

For the 2022-2024 LTIP grant, the Committee approved awards with the following dollar-denominated value, assuming achievement of “target” performance for the 60% represented by PSUs:

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Executive Compensation
NEO	Grant Date Target Dollar Value of LTIP Awards(1) ($)
Mr. Kingsbury	N/A
Ms. Timm	1,550,000
Mr. Chini	1,350,000
Ms. Raymond	650,000
Ms. Mc Feeney	600,000
Ms. Gass	7,550,000
Mr. Revelle	1,350,000
Mr. Gaffney	1,350,000

(1)
The ultimate value of these awards is dependent upon Kohl’s actual performance for the 2022-2024 performance period and the market value of Kohl’s stock at the time of vesting.

In addition to specific net sales, operating margin and operating cash flow targets, as in prior years, the 2022-2024 PSU awards are subject to two possible modifiers. First, the Committee included a “Performance Index” feature, which will provide a threshold payout if threshold net sales, operating margin and operating cash flow are not achieved but Kohl’s net sales and/or net income growth over the three-year performance period exceeds that of the weighted average results of the Performance Group over this same period. Second, consistent with previous LTIP grants, the Committee included a modifier that could adjust the number of PSUs that would pay out based on Kohl’s total shareholder return relative to the TSR Modifier. Specifically, if Kohl’s relative total shareholder return ends up in the top quartile of the TSR Modifier then the number of PSUs otherwise earned will be increased by 25%. Conversely, if Kohl’s relative total shareholder return falls in the bottom quartile, then the number of
PSUs otherwise earned will be reduced by 25%. There will be no adjustment for total shareholder return in the second or third quartile.
While the TSR Modifier represents a wide cross-section of retailers that has generally been consistent year-to-year, we remove companies if they go out of business. Given the significant industry disruption caused by other retailers’ inability to survive the COVID-19 pandemic, as previously disclosed, this TSR Modifier was adjusted in early 2021 to remove Ascena Retail Group, Inc., J.C. Penney Company, Inc., RTW Retailwinds and Stage Stores, Inc. and to add Bed, Bath & Beyond, Dillard’s and Foot Locker. In 2022, L. Brands was removed based on its corporate break-up and Burlington Stores, Dollar Tree and Ulta Beauty were added to the TSR Modifier consistent with the Company’s Compensation Benchmarking Peer Group:

■ Abercrombie & Fitch Co.	■ Dick’s Sporting Goods, Inc.	■ Macy’s Inc.
■ American Eagle Outfitters, Inc.	■ Dillard’s, Inc.	■ Nordstrom, Inc.
■ Bed, Bath & Beyond, Inc.	■ Designer Brands, Inc.	■ PVH Corp.
■ Best Buy Co., Inc.	■ Dollar Tree	■ Ross Stores, Inc.
■ Burlington Stores	■ Express, Inc.	■ Target Corporation
■ Carter’s, Inc.	■ Foot Locker, Inc.	■ The TJX Companies, Inc.
■ Chico’s FAS, Inc.	■ Gap, Inc.	■ Ulta Beauty
■ The Children’s Place, Inc.	■ The Home Depot, Inc.
   New additions to TSR Modifier in 2022.

Awards Vesting Based on 2020-2022 Performance
In the first quarter of 2020, the Committee granted long-term performance-based equity incentive awards to the NEOS. The specific performance objectives for the PSU portion of the 2020-2022 awards were originally established in March 2020, with payouts to be based on net sales with a 40% weighting, operating income with a 30% weighting and operating cash flow with a 30% weighting for 2020-2022. In addition to these objective targets, final 2020-2022 PSU awards were subject to the same two possible modifiers addressed above for the 2022-2024 LTIP. The TSR modifier described above did not result in an impact to the payout.

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Executive Compensation
When the Committee met in March 2020 to set the specific three-year goals for the performance criteria under the 2020-2022 LTIP, all of the Company’s stores were currently closed as a result of the COVID-19 pandemic, and the duration and consequences of the pandemic were uncertain. Accordingly, the Committee set targets based on the best available information at the time, with the express understanding that the three-year targets would be reevaluated before the end of fiscal 2020.
In December 2020, after determining that the Company’s 2020 performance-to-date was exceeding initial expectations, the Committee significantly increased the previous targets for each of the three-year performance goals. The net sales target was raised by 11%, the operating income target was raised by 161%, and the operating cash flow target was raised by 259%. No adjustments were made to the size of the original awards to management.

2020-2022 LONG-TERM INCENTIVE PLAN MEASURES
No further modifications were made to the 2020-2022 LTIP after the performance goals were increased in late 2020. In February 2023, the Compensation Committee calculated, then certified, that the 2020-2022 net sales of $50.663B, 2020-2022 operating income of $1.663B and 2020-2022 operating cash flow of $3.280B were all above the maximum level required for a 200% payout. The target and actual awards for the 2020-2022 performance period are as follows:

NEO	Target Grant Date Fair Value of PSUs Eligible to Be Earned for 2020-2022 Performance Period(1) ($)	Number of PSUs Actually Earned for 2020-2022 Performance Period (#)
Mr. Kingsbury	N/A	N/A
Ms. Timm	750,000	85,561
Ms. Raymond(2)	283,481	24,906
Ms. Mc Feeney	N/A	N/A
Mr. Chini	750,000	85,561
Ms. Gass	4,350,000	0
Mr. Revelle	750,000	0
Mr. Gaffney	750,000	0

(1)
Reflects grant date value as of March 27, 2020.

(2)
Reflects grant date value as of July 15, 2020. Prior to becoming an NEO, Ms. Raymond was promoted to Executive Vice President, Customer Engagement, and Analytics & Insights in June 2020. In connection with that promotion, she was granted a pro-rated Executive Vice President LTIP award.

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Executive Compensation
KEY FACTS ABOUT THE 2020-2022 LONG-TERM INCENTIVE PLAN The following context is relevant to the 2022 Annual Incentive Plan payout:

The 2020-2022 LTIP was set in March 2020 at a time when the Company’s stores were closed as a result of the COVID-19 pandemic, and the duration and consequences of the pandemic were uncertain.

In December 2020, after determining the Company’s 2020 performance-to-date was exceeding initial expectations, the Committee significantly increased the previous targets for each of the three-year performance goals.

Only three current NEOs participate in the 2020-2022 LTIP.

No modifications were made to the 2020-2022 LTIP after 2020 when the targets were significantly increased.

The Company’s exceptionally strong results in 2021 had a positive impact on the 2020-2022 LTIP with EPS setting records for the Company.

Other Long-Term Awards
Other long-term incentive awards are granted to our NEOs from time to time, such as when they are initially hired, when they are promoted or assume additional responsibilities, to recognize exemplary performance, or to encourage retention. The following such awards were made in 2022:
■
In February 2022, prior to Ms. Mc Feeney becoming an NEO, she received an award of restricted stock units with a grant date fair value of $500,000 in connection with her promotion at the end of fiscal 2021 to Executive Vice President, Technology. In August 2022, Ms. Mc Feeney then received an award of restricted stock units with a grant date fair value of $2,000,000 in connection with her promotion to Senior Executive Vice President, Chief Technology Officer. Both awards vest in five equal annual installments on the first through fifth anniversaries of the grant date.

■
In September 2022, Ms. Raymond received an award of restricted stock units with a grant date fair value of $2,000,000 in connection with her promotion to Senior Executive Vice President, Chief Marketing Officer. This award vests in five equal annual installments on the first through fifth anniversaries of the grant date.

■
On November 29, 2022, Ms. Timm, the Company’s Chief Financial Officer, received a cash retention award in recognition of her ongoing contributions to the Company and in consideration for her continued employment with the Company. As previously disclosed, the award vests and is payable in two equal installments of $450,000 each on January 1, 2024 and January 1, 2025, subject to Ms. Timm remaining employed with the Company through the payment date.

■
In January 2023, Mr. Kingsbury received an award of restricted stock units with a grant date fair value of $3,775,000 in connection with his appointment as Interim CEO. This award will vest on the first anniversary of the date of grant, provided that Mr. Kingsbury continues to serve in this role and/or as a director of the Company through that date. The value of this award will be taken into consideration when granting Mr. Kingsbury’s 2023 Long-Term award as our permanent CEO.

On a quarterly basis, the Committee reviews our share overhang (the grants outstanding, plus remaining equity that may be granted, as a percentage of our total outstanding shares) and our run rate (the number of award shares granted each year as a percentage of our total outstanding shares) to monitor how our pool of shareholder-approved equity award shares is being utilized.

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Executive Compensation
PERQUISITES
We provide our NEOs with certain perquisites in order to create a competitive total rewards package that supports recruitment and retention of key talent. These perquisites are shown below.

Perquisite	Amount for CEO & CFO	Amount for Other NEOs
Automobile expense reimbursement	No fixed limit(1)	$18,000 per year
Personal financial or tax-related advisory services	Up to $10,000 for financial and no fixed limit for tax-related advisory services	Up to $10,000 per year
Supplemental health care plan, for medical expenses not covered by insurance	Up to $50,000 per year	Up to $25,000 per year

(1)
Pursuant to his offer letter dated February 21, 2023, Mr. Kingsbury has a capped annual automobile allowance of $21,600 or he can lease a company automobile.

We also provide our NEOs with supplemental life and disability insurance coverage. In addition, for increased safety and efficiency, the CEO is permitted to use the Company-owned or chartered aircraft for business purposes and personal travel. The value of the personal use of the Company aircraft benefit is limited to $250,000 per year. We believe these perquisites are reasonable based upon the relatively small expense in relation to both executive pay and our total benefit expenditures. Details regarding these benefits are disclosed in the Summary Compensation Table and the accompanying notes that follow this CD&A.

DEFERRED COMPENSATION
We maintain non-qualified deferred compensation plans for approximately 300 eligible executives, including our NEOs. Details regarding the contributions and benefits of these non-qualified plans are disclosed in the Non-Qualified Deferred Compensation table and the accompanying notes that follow this CD&A.

STOCK OWNERSHIP GUIDELINES
The Committee believes that executive stock ownership is important to align the interests of our executives with those of our shareholders. Our executive stock ownership guidelines are as follows:
Executive	Ownership Requirement
CEO	Six times base salary
Other NEOs and All Senior Executive Vice Presidents	Three times base salary
Executive Vice Presidents	Equal to their base salary
Executives have five years from the time they become subject to an ownership requirement to comply. Compliance is monitored by our General Counsel and the Committee, and the Committee would grant exceptions to these requirements only in extraordinary circumstances.
These stock ownership guidelines are reviewed regularly to ensure they are consistent with market practice and effectively align executive interests with those of the Company’s shareholders. In 2021, after a thorough review with the Committee’s independent compensation consultant, the Committee adopted several enhancements to these requirements, including increasing the required CEO holding requirements to six times base salary and limiting what the Committee will consider for purposes of calculating stock ownership. For purposes of calculating stock ownership, the Committee now only considers shares of Kohl’s common stock owned outright and unvested time-based restricted stock. These equity holding requirements were again reviewed in 2022, along with additional marketplace benchmarking that had been conducted. Based on that review, the Committee determined that the holding requirements remain consistent with market practice and also verified that the executive officers were in compliance with these stock ownership guidelines.

RESTRICTION ON HEDGING AND PLEDGING
Kohl’s associates, executives, and Directors are prohibited from entering into transactions designed to result in a financial benefit if our stock price declines, or any hedging transaction involving our securities, including the use of financial derivatives such as puts and calls, short sales, and similar transactions.

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Executive Compensation
COMPENSATION RISK ASSESSMENT
Each year, we review and analyze whether our compensation plans, policies, and practices create material risks to Kohl’s. As part of this annual analysis, we consider the potential impact of each of our compensation plans, policies, and practices on all of the risk factors we have identified in our public filings. Management engages a third party compensation consultant (who is separate and independent from the Committee’s compensation consultant) to assist in this process and to give a separate risk assessment. Following these analyses in fiscal 2022, the Committee agreed with management’s and the consultant’s conclusions that the Company’s compensation programs do not create any risks that are reasonably likely to have a material adverse effect on Kohl’s. The Committee believes our compensation plans, policies, and practices are designed to reward performance that contributes to overall Company performance and the achievement of long and short-term Company goals. The amount of each type of compensation awarded to or earned by our management team is determined either by reference to Company-wide performance or a combination of Company-wide performance and individual performance. We do not encourage or incentivize our executives to take actions that expose Kohl’s to risks that are inconsistent with our strategic plan.
Our long-term compensation is primarily in the form of equity, and the NEOs are subject to share ownership guidelines that require them to continuously own a substantial amount of equity during their employment. These two features of our compensation program align our executives’ long-term interests with those of our shareholders and discourage excessive risk taking intended to drive short-term results at the expense of long-term shareholder value enhancement. We also maintain a clawback policy, as disclosed in our Corporate Governance Guidelines, which enables the recapture of previously paid incentive compensation in certain circumstances involving a financial restatement. The Committee believes our long-term incentive program motivates and rewards our executives for decisions that may not produce short-term results but will likely have a positive long-term effect, such as those related to investments in our initiatives and infrastructure, sound capital management, operational excellence actions, driving traffic, culture and increasing our market share. Importantly, our executives are not compensated for discrete transactions, decisions, or other actions.

OTHER MATERIAL TAX IMPLICATIONS OF THE EXECUTIVE COMPENSATION PROGRAM
Section 162(m) of the Internal Revenue Code disallows a tax deduction to public corporations for compensation over $1 million paid to “covered employees” in any fiscal year. As a result, we expect that compensation paid to our NEOs in excess of $1 million will not be deductible by Kohl’s.

Kohl’s Corporation | 2023 Proxy Statement	63

Executive Compensation
Compensation tables

SUMMARY COMPENSATION TABLE
The table below summarizes information concerning compensation for fiscal 2022 of those individuals who were at January 28, 2023:
(i)
our Chief Executive Officer,

(ii)
our Chief Financial Officer,

(iii)
our three other most highly compensated executive officers;

(iv)
our former Chief Executive Officer; and

(v)
two additional executive officers that would have been deemed to be named executive officers if they had still been serving as officers at the end of the year—Mr. Gaffney, our former Chief Technology and Supply Chain Officer, and Mr. Revelle, our former Chief Marketing Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1)(2) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Thomas A. Kingsbury Chief Executive Officer	2022	240,246	—	3,775,000	—	—	—	412,619	4,427,865
Jill Timm Chief Financial Officer	2022	878,333	—	1,550,040	—	—	—	91,255	2,519,628
	2021	850,000	—	1,250,055	—	1,419,000	—	69,836	3,588,891
	2020	800,000	330,000	1,401,438	—	550,000	—	73,102	3,154,540
Marc Chini Senior Executive Vice President, Chief People Officer	2022	772,500	—	1,350,022	—	—	—	83,568	2,206,090
	2021	768,750	—	1,250,055	—	1,274,625	—	81,305	3,374,735
	2020	750,000	309,375	1,526,504	—	515,625	—	91,217	3,192,721
Siobhán Mc Feeney(6) Senior Executive Vice president, Chief Technology Officer	2022	581,250	—	3,099,970	—	—	—	79,660	3,760,880
Christie Raymond(7) Senior Executive Vice President, Chief Marketing Officer	2022	620,958	—	2,647,985	—	—	—	72,427	3,341,370
Michelle Gass(8) Former Chief Executive Officer	2022	1,240,341	—	7,549,993	—	—	—	243,760	9,034,094
	2021	1,467,750	—	7,250,011	—	3,871,875	—	335,198	12,924,834
	2020	1,253,882	939,422	8,853,685	—	1,565,703	—	242,683	12,855,375
Paul Gaffney(9) Former Senior Executive Vice President, Chief Technology and Supply Chain Officer	2022	433,258	—	1,350,022	—	—	—	1,781,391	3,564,671
	2021	850,000	—	1,250,055	—	1,419,000	—	79,162	3,598,217
	2020	800,000	330,000	1,250,006	—	550,000	—	262,987	3,192,993
Greg Revelle(10) Former Senior Executive Vice President, Chief Marketing Officer	2022	303,409	—	1,350,022	—	—	—	3,474,288	5,127,719
	2021	895,833	—	1,250,055	—	1,485,000	—	61,507	3,692,395
	2020	875,000	360,937	1,526,504	—	601,563	—	62,315	3,426,319

(1)
The amounts shown represent the aggregate grant date fair value for awards granted in 2022, 2021 and 2020. 2020 also includes the incremental fair value for the award modification of the 2018-2020 LTIP, computed in accordance with FASB ASC Topic 718. See Note 6 to our fiscal 2022 audited financial statements included in our Annual Report on Form 10-K for additional details.

(2)
Includes the aggregate grant date fair value of performance share units that could be earned pursuant to the 2022-2024 LTIP grant based on the probable outcome of the performance conditions as of the grant date. Actual payments

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Executive Compensation
for the 2022-2024 LTIP will be based on our financial performance in fiscal years 2022-2024 and are subject to a modifier based on Kohl’s total shareholder return relative to the TSR Peer Group over the three-year performance period, as described more fully in Compensation Discussion & Analysis. The range of potential payments under the awards is set forth below. Ms. Gass, Mr. Gaffney, and Mr. Revelle forfeited any potential payments upon their respective terminations.
	Amount Reported	Other Possible Amounts
NEO	(Target) ($)	Minimum ($)	Threshold ($)	Maximum ($)
Mr. Kingsbury	—	—	—	—
Ms. Timm	930,016	—	348,756	2,325,041
Mr. Chini	810,017	—	303,756	2,025,042
Ms. Mc Feeney	360,000	—	135,000	899,999
Ms. Raymond	388,777	—	145,791	971,942
Ms. Gass	4,530,012	—	—	—
Mr. Gaffney	810,017	—	—	—
Mr. Revelle	810,017	—	—	—

(3)
The amounts shown represent incentive payments awarded under our Annual Incentive Plan based on our performance during the year indicated, but actually paid in the following year.

(4)
We have no defined benefit or actuarial pension plans. All earnings in our nonqualified deferred compensation plan are at market values and are therefore omitted from the table.

(5)
A detailed breakdown of “All Other Compensation” is provided in the table below.

(6)
Ms. Mc Feeney was promoted to Executive Vice President, Technology on January 16, 2022. In connection with this promotion, she received restricted stock units with a grant date value of $500,000. These units will vest in five equal annual installments on the first through fifth anniversaries of the grant date, all contingent on her continued employment by Kohl’s on the vesting dates. On July 16, 2022 she was promoted to Senior Executive Vice President, Chief Technology Officer. In connection with this promotion, she received restricted stock units with a grant date value of $2,000,000. These units will vest in five equal annual installments on the first through fifth anniversaries of the grant date, all contingent on her continued employment by Kohl’s on the vesting dates.

(7)
Ms. Raymond was promoted to Senior Executive Vice President, Chief Marketing Officer on August 16, 2022. In connection with this promotion, she received restricted stock units with a grant date value of $2,000,000. These units will vest in five equal annual installments on the first through fifth anniversaries of the grant date, all contingent on her continued employment by Kohl’s on the vesting dates.

(8)
In connection with her departure, Ms. Gass forfeited all of the stock units awarded to her in 2022, as described in further detail in the Grant of Plan-Based Awards Table below.

(9)
In connection with his departure, Mr. Gaffney forfeited a portion of the stock units awarded to him in 2022, as described in further detail in the Grant of Plan-Based Awards Table below.

(10)
In connection with his departure, Mr. Revelle forfeited a portion of the stock units awarded to him in 2022, as described in further detail in the Grant of Plan-Based Awards Table below.

Name	Our Contribution to Executive Officer’s Defined Contribution Plan Accounts ($)	Payments Made by Us for Term Life, Long-Term Disability and Accidental Death and Dismemberment Insurance ($)	Our Reimbursement of Financial Planning and Tax Advice Expenses ($)	Automobile Expense Allowance ($)	Relocation and Travel Expense Reimbursement ($)	Supplemental Health Care Coverage(a) ($)	Utilization of Company Owned Aircraft(b) ($)	Post- Employment Contractual Benefits(c) ($)	Other ($)	Total ($)
Mr. Kingsbury(d)	—	292	—	—	—	50,000	117,751	—	244,576	412,619
Ms. Timm	9,042	14,213	—	18,000	—	50,000	—	—	—	91,255
Mr. Chini	15,250	15,318	10,000	18,000	—	25,000	—	—	—	83,568
Ms. Mc Feeney	14,167	22,493	—	18,000	—	25,000	—	—	—	79,660
Ms. Raymond	15,250	13,757	420	18,000	—	25,000	—	—	—	72,427
Ms. Gass	14,354	15,847	9,690	15,400	—	50,000	138,469	—	—	243,760
Mr. Gaffney	8,600	11,206	6,835	9,750	—	25,000	—	1,720,000	—	1,781,391
Mr. Revelle	15,000	1,518	187	6,750	—	25,000	—	3,425,833	—	3,474,288
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Executive Compensation
(a)
Amounts shown are coverage limits in order to protect the confidentiality of our executives’ actual medical expenses. Our actual expense for providing this benefit may have been substantially less than the amounts shown.

(b)
Amounts shown are the incremental costs of personal use of Kohl’s-owned or chartered aircraft, and are based on either actual charter expense or, with respect to Kohl’s-owned aircraft utilization, the direct cost of use per hour, which includes fuel, maintenance, engine restoration cost reserves, crew travel expenses, landing and parking fees and supplies.

(c)
As described below in the section captioned “Potential Payments Upon Termination or Change of Control.”

(d)
Mr. Kingsbury was appointed to Interim Chief Executive Officer on December 2, 2022. Included in his All Other Compensation above is cash and equity of $244,576 for his service as a non-employee Director. See the Director Compensation for a more detailed description.

GRANTS OF PLAN-BASED AWARDS IN 2022
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Equity Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold	Target	Maximum
Mr. Kingsbury(5)		—	—	—	—	—	—	—	—	—	—
	05/11/2022	—	—	—				3,108	—	—	144,988
	01/13/2023	—	—	—	—	—	—	130,940	—	—	3,775,000
Ms. Timm		292,500	1,170,000	1,755,000	—	—	—	—	—	—	—
	03/28/2022	—	—	—	4,920	13,121	32,803	—	—	—	930,016
	03/28/2022	—	—	—	—	—	—	10,166	—	—	620,024
Mr. Chini		212,438	849,750	1,274,625	—	—	—	—	—	—	—
	03/28/2022	—	—	—	4,286	11,428	28,570	—	—	—	810,017
	03/28/2022	—	—	—	—	—	—	8,854	—	—	540,005
Ms. Mc Feeney(6)		148,832	595,329	892,993	—	—	—	—	—	—	—
	02/15/2022	—	—	—	—	—	—	8,372	—	—	499,976
	03/28/2022	—	—	—	1,905	5,079	12,698	—	—	—	360,000
	03/28/2022	—	—	—	—	—	—	3,935	—	—	239,996
	08/15/2022	—	—	—	—	—	—	60,496	—	—	1,999,998
Ms. Raymond(7)		147,721	590,885	886,327	—	—	—	—	—	—	—
	03/28/2022	—	—	—	2,057	5,485	13,713	—	—	—	388,777
	03/28/2022	—	—	—	—	—	—	4,250	—	—	259,208
	09/15/2022	—	—	—	—	—	—	69,735	—	—	2,000,000
Ms. Gass(8)		645,313	2,581,250	3,871,875	—	—	—	—	—	—	—
	03/28/2022	—	—	—	23,967	63,911	159,778	—	—	—	4,530,012
	03/28/2022	—	—	—	—	—	—	49,516	—	—	3,019,981
Mr. Gaffney(9)		247,500	990,000	1,485,000	—	—	—	—	—	—	—
	03/28/2022	—	—	—	4,286	11,428	28,570	—	—	—	810,017
	03/28/2022	—	—	—	—	—	—	8,854	—	—	540,005
Mr. Revelle(10)		236,500	946,000	1,419,000	—	—	—		—	—	—
	03/28/2022	—	—	—	4,286	11,428	28,570	—	—	—	810,017
	03/28/2022	—	—	—	—	—	—	8,854	—	—	540,005

(1)
Shown are the Threshold, Target and Maximum payouts for which each executive was eligible under our Annual Incentive Plan with respect to fiscal 2022 performance. Amounts actually earned with respect to these awards are included in the Summary Compensation Table as Non-Equity Incentive Plan compensation. Further detail regarding actual 2022 awards can be found in the Compensation Discussion & Analysis.

(2)
Represents range of performance share units that could be earned pursuant to the 2022-2024 LTIP grants. The actual number of performance share units earned is dependent upon Kohl’s cumulative net sales, operating margin percentage, and operating cash flow during the three-year performance period, ranges from 0% to 200% of the target amount and is subject to a modifier based on Kohl’s total shareholder return relative to the TSR Peer Group over the three-year performance period. See the Compensation Discussion & Analysis for a more detailed description of the performance measures.

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Executive Compensation
(3)
Awarded under our 2017 Long-Term Compensation Plan.

(4)
Amounts shown represent the grant date fair value of the awards computed in accordance with FASB ASC Topic 718. See Note 6 to our fiscal 2022 audited financial statements included in our Annual Report on Form 10-K for additional details.

(5)
Mr. Kingsbury was appointed Interim Chief Executive Officer on December 2, 2022. Pursuant to his initial offer letter, he received restricted stock units with a grant date value of $3,775,000. These units will vest on the first anniversary of the grant date, all contingent on his continued employment by Kohl’s on the vesting date. Mr. Kingsbury also received restricted stock with a grant date value of $145,000 for his service as a non-employee Director. See the Director Compensation for a more detailed description.

(6)
Ms. Mc Feeney was promoted to Executive Vice President, Technology on January 16, 2022. In connection with this promotion, she received restricted stock units with a grant date value of $500,000. These units will vest in five equal annual installments on the first through fifth anniversaries of the grant date, all contingent on her continued employment by Kohl’s on the vesting dates. On July 16, 2022 she was promoted to Senior Executive Vice President, Chief Technology Officer. In connection with this promotion, she received restricted stock units with a grant date value of $2,000,000. These units will vest in five equal annual installments on the first through fifth anniversaries of the grant date, all contingent on her continued employment by Kohl’s on the vesting dates. The amounts shown in non-equity incentive plan awards reflect a prorated amount based on a combination of the payout levels for her previous and current roles, and the number of days in each role.

(7)
Ms. Raymond was promoted to Senior Executive Vice President, Chief Marketing Officer on August 16, 2022. In connection with this promotion, she received restricted stock units with a grant date value of $2,000,000. These units will vest in five equal annual installments on the first through fifth anniversaries of the grant date, all contingent on her continued employment by Kohl’s on the vesting dates. The amounts shown in non-equity incentive plan awards reflect a prorated amount based on a combination of the payout levels for her previous and current roles, and the number of days in each role.

(8)
In connection with her departure, Ms. Gass forfeited her performance share units from the 2022-2024 LTIP grant and the restricted stock units awarded to her in 2022.

(9)
In connection with his departure, Mr. Gaffney forfeited his performance share units from the 2022-2024 LTIP grant and one-half of the restricted stock units awarded to him in 2022.

(10)
In connection with his departure, Mr. Revelle forfeited his performance share units from the 2022-2024 LTIP grant and one-fourth of the restricted stock units awarded to him in 2022.

We are currently authorized to issue equity awards under our 2017 Long-Term Compensation Plan. Awards under our 2017 Plan may be in the form of stock options, stock appreciation rights, common stock including restricted stock, common stock units, performance units and performance shares. Our executives do not participate in any other long- or short-term equity incentive plans.

EMPLOYMENT AND EXECUTIVE COMPENSATION AGREEMENTS
We previously had employment agreements with Ms. Gass and Mr. Revelle, both of which included:
■
a three-year term, extended on a daily basis until either party notifies the other that the term should no longer be so extended,

■
a fixed annual base salary, and

■
possible payments and other benefits upon termination of employment or a change of control of Kohl’s, as described below under “Potential Payments Upon Termination or Change of Control.”

In addition, we have executive compensation agreements with Mses. Timm, Mc Feeney and Raymond and Mr. Chini, as well as previously had an executive compensation agreement with Mr. Gaffney. These agreements do not have a term, but provide that the executives may be entitled to certain payments and other benefits upon termination of their employment or a change of control of Kohl’s, as described below under “Potential Payments Upon Termination or Change of Control.” The Committee believes these types of agreements remain important to both our executives and to the Company: the executives benefit from clarity of the terms of their employment and protection in certain events of termination, and Kohl’s benefits from nondisclosure and non-competition protection, which enhances our ability to retain the services of our executives.
As part of the Company’s continued focus on succession planning and operational excellence, we regularly engage in detailed competitive benchmarking regarding the key terms and conditions, as well as the form, of the employment and executive compensation agreements extended to the NEOs compared to agreements used by the Company’s key competitors for similarly-situated retail industry executives.

Kohl’s Corporation | 2023 Proxy Statement	67

Executive Compensation
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information for each named executive officer with respect to unvested restricted stock awards and units and performance share units that had not been earned or vested at
January 28, 2023. There were no outstanding options to purchase our common stock at January 28, 2023.

	Stock Awards and Units(1)				Equity Incentive Plan Awards(3)
	Number of Shares of Stock That Have Not Vested (#)	Vesting Schedule		Market Value of Shares of Stock That Have Not Vested(2) ($)	Number of Units of Stock That Have Not Vested (#)	Vesting Schedule		Market Value of Units of Stock That Have Not Vested(2) ($)
Name		Annual Award Vesting	Future Vesting Date(s)			Scheduled Vesting Date	Performance Period
Mr. Kingsbury	3,269	100%	May 10, 2023(4)	102,941
	130,940	100%	January 13, 2024	4,123,301
Ms. Timm	1,179	20%	March 26, 2023	37,127	85,561	February 28, 2023	2020-2022	2,694,316(5)
	3,305	20%	May 15, 2023	104,074	12,181	March 2024	2021-2023	383,580(6)
	1,140	25%	March 25, 2023	35,899	5,174	March 2025	2022-2024	162,929(7)
	28,299	20%	December 13, 2023, 2024	891,136
	15,382	25%	March 27, 2023, 2024	484,379
	6,982	25%	March 29, 2023, 2024, 2025	219,863
	10,690	25%	March 28, 2023, 2024, 2025, 2026	336,628
Mr. Chini	2,158	25%	March 25, 2023	67,955	85,561	February 28, 2023	2020-2022	2,694,316(5)
	15,382	25%	March 27, 2023, 2024	484,379	12,181	March 2024	2021-2023	383,580(6)
	6,982	25%	March 29, 2023, 2024, 2025	219,863	4,507	March 2025	2022-2024	141,925(7)
	9,311	25%	March 28, 2023, 2024, 2025, 2026	293,203
Ms. Mc Feeney	8,535	33%	February 14, 2023	268,767	2,550	March 2024	2021-2023	80,300(6)
	8,860	20%	March 27, 2023, 2024, 2025	279,001	2,003	March 2025	2022-2024	63,074(7)
	3,575	20%	March 29, 2023, 2024, 2025, 2026	112,577
	8,876	20%	February 15, 2023, 2024, 2025, 2026, 2027	279,505
	4,138	25%	March 28, 2023, 2024, 2025, 2026	130,306
	62,801	20%	August 15, 2023, 2024, 2025, 2026, 2027	1,977,603
Ms. Raymond	1,041	20%	March 26, 2023	32,781	24,906	February 28, 2023	2020-2022	784,290(5)
	1,877	20%	March 25, 2023, 2024	59,107	6,139	March 2024	2021-2023	193,317(6)
	27,557	20%	March 13, 2023, 2024, 2025	867,770	2,163	March 2025	2022-2024	68,113(7)
	11,076	20%	March 27, 2023, 2024, 2025	348,783
	4,577	25%	July 15, 2023, 2024	144,130
	3,520	25%	March 29, 2023, 2024, 2025	110,845
	4,470	25%	March 28, 2023, 2024, 2025, 2026	140,760
	71,117	20%	September 15, 2023, 2024, 2025, 2026, 2027	2,239,474

(1)
Includes accrued but unvested dividend equivalent shares.

(2)
Based upon the $31.49 price of our common stock on January 28, 2023.

(3)
The units reported in this column represent potentially issuable shares pursuant to performance share units granted under the company’s LTIP. The performance share units are scheduled to vest on the annual dates listed.

The number of shares that will actually become issuable is contingent upon Kohl’s cumulative net sales, operating income, and operating cash flow for the 2020-2022 LTIP and cumulative net sales, operating margin percent, and operating cash flow for the 2021-2023 LTIP and the 2022-2024 LTIP in relation to pre-established performance hurdles
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Executive Compensation
during the respective performance period. The number of units reported in this column assumes Kohl’s achieves the performance hurdle levels required for a payout at the noted level.
(4)
Shares earned for Mr. Kingsbury’s service as a non-employee Director. See the Director Compensation for a more detailed description.

(5)
Reflects payout at “Actual”

(6)
Reflects payout at “Target”

(7)
Reflects payout at “Threshold”

OPTION EXERCISES AND STOCK VESTED IN 2022
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Kingsbury(1)	—	—	2,284	112,826
Ms. Timm	—	—	32,197	1,437,509
Mr. Chini	—	—	12,801	744,324
Ms. Mc Feeney	—	—	11,709	698,056
Ms. Raymond	—	—	17,375	926,642
Ms. Gass	—	—	80,428	4,942,557
Mr. Gaffney(2)	—	—	48,971	1,748,993
Mr. Revelle(3)	—	—	66,536	3,062,017

(1)
All shares vesting reflect shares earned for Mr. Kingsbury’s time as a non-employee Director. See the Director Compensation for a more detailed description.

(2)
Includes 39,444 shares with a value realized on vesting of $1,163,212 which vested on August 2, 2022 per the terms of Mr. Gaffney’s Employment Agreement dated September 16, 2019.

(3)
Includes 41,580 shares with a value realized on vesting of $1,672,629 which vested on June 2, 2022 per the terms of Mr. Revelle’s Employment Agreement dated April 9, 2018.

PENSION BENEFITS
We do not maintain any pension benefit plans for our officers or Directors that would otherwise be disclosable in these proxy materials.
NONQUALIFIED DEFERRED COMPENSATION
We have no retirement plans for our executive officers other than defined contribution plans and a retiree health plan for certain former principal officers. Approximately 300 of our executives are eligible for participation in the Kohl’s Deferred Compensation Plans, which are unfunded, unsecured plans. The Deferred Compensation Plans allow our executives to defer all or a portion of their base salary and bonuses. Elections to participate in these plans are made by our executives on an annual basis, prior to the beginning of the year in which the compensation is earned.
We do not make any company contributions to the Deferred Compensation Plans. The aggregate balance of each participant’s account consists of amounts that have been deferred by the participant, plus earnings (or minus losses). We deposit the deferred amounts into a trust for the benefit of plan participants. In accordance with tax requirements, the assets of the trust are subject to claims of our creditors. Account balances are deemed invested in accordance with investment elections designated by the executive from time to time but no more frequently than monthly. There are several investment options available to plan participants, including money market/fixed income funds, domestic and international equity funds, blended funds, and pre-allocated lifestyle fund investments.
Deferred account balances are distributed to the plan participants in accordance with elections made by the participant at the time of the deferral. These distributions may be scheduled for future years while the executive remains our employee or following the participant’s termination of employment, either in a lump sum or in installments. A separate distribution election is made by plan participants with respect to account balance distributions in the event of a change of control of Kohl’s.

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Executive Compensation
The following table shows the executive contributions, earnings and account balances for the persons named in the Summary Compensation Table.
Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(1) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End(2) ($)
Mr. Kingsbury	—	—	—	—	—
Ms. Timm	—	—	—	—	—
Mr. Chini	—	—	—	—	—
Ms. Mc Feeney	104,204	—	(3,746)	—	154,492
Ms. Raymond	—	—	—	—	—
Ms. Gass	—	—	—	—	—
Mr. Gaffney	—	—	—	—	—
Mr. Revelle	—	—	(50,012)	(105,877)	807,978

(1)
Executive contributions are included as compensation in the Summary Compensation Table in the year contributed. Earnings on account balances are not included in the Summary Compensation Table.

(2)
Included in the Aggregate Balance are executive contributions which were previously reported in the Summary Compensation Table in either 2022 or prior totaling $528,194 for Mr. Revelle and $0 for Ms. Mc Feeney. Also included in the Aggregate Balance are executive contributions prior to the executive becoming an NEO and aggregate earnings on the contributions.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
Upon termination of their employment or a change of control of Kohl’s, our NEOs would be entitled to various payments and other benefits pursuant to their respective Employment Agreements or Executive Compensation Agreements, our 2017 Long-Term Compensation Plan, our Annual Incentive Plan, and our associate merchandise discount program.
Mr. Kingsbury
Potential Payments and Benefits Under Employment Agreement
Mr. Kingsbury is not currently a party to any employment or executive compensation agreement providing for certain payments and other benefits upon a termination of employment or a change of control of Kohl’s. As of the end of Fiscal 2022, Mr. Kingsbury held one outstanding restricted stock award granted in his role of director and one restricted stock unit award granted in his role as CEO. He is entitled to the following benefits upon his termination of employment and/or service as a director under each award as described below.
DIRECTOR RESTRICTED STOCK AWARD

If Mr. Kingsbury ceases to be a member of the Board for any reason (other than as described below) prior to vesting, he shall immediately forfeit his restricted stock award.
RESTRICTED STOCK UNIT AWARD

If both Mr. Kingsbury’s employment and service as a director is terminated for any reason (other than as described below), he shall immediately forfeit his restricted stock unit award. In the event of his death or disability while serving as CEO or a director, he shall continue to vest in his restricted stock unit award. Further, in the event of a change of control, his restricted stock units will vest on an accelerated basis only if, within six months before or twelve months following the change of control, he (i) terminates employment or service due to a mandatory relocation of more than fifty miles from his principal work location or a material reduction in the executive’ s title or organizational reporting level, or his base salary (“good reason”) and no longer serves as either CEO or a director or (ii) is terminated without cause and no longer serves as either CEO or a director. Additionally, if his restricted stock unit award is not assumed by the acquiring or surviving company upon a change of control it will vest immediately.

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Potential Benefit Summary—Mr. Kingsbury
The following table shows the value of restricted stock and restricted stock units that would vest upon certain terminations of Mr. Kingsbury’s employment and/or directorship in certain circumstances. The amounts shown in the table assume a January 28, 2023, employment and service termination date. Also assumed is a January 28, 2023, effective date of a change of control and $31.49 price of our common stock, which was the January 27, 2023, closing price of our common stock on the New York Stock Exchange. The amounts shown in the following table also assume that in a change of control, the acquiring or surviving company would have assumed the outstanding equity awards.

Potential Payments to Mr. Kingsbury	Voluntary Termination by Executive ($)	Involuntary Termination by Kohl’s With Cause ($)	Termination by Executive for Good Reason or Involuntary Termination by Kohl’s Without Cause (No Change of Control) ($)	Termination by Executive for Good Reason or Involuntary Termination by Kohl’s Without Cause (Following a Change of Control) ($)	Termination Due to Disability ($)	Death ($)
Value of Accelerated Restricted Stock	—	—	—	—	—	—
Value of Accelerated Restricted Stock Units Units(1)	—	—	—	4,123,301	4,123,301	4,123,301
Total	—	—	—	4,123,301	4,123,301	4,123,301

(1)
This illustration assumes the termination of Mr. Kingsbury’s position as both CEO and a director. Here, the value of restricted stock units that would accelerate includes dividend equivalents payable in additional shares that would be earned upon settlement of the grant based on dividend activity between the date of grant and January 28, 2023.

Mses. Mc Feeney, Raymond and Timm and Mr. Chini
Potential Payments and Benefits Under Executive Compensation Agreements
Mses. Mc Feeney, Raymond, and Timm and Mr. Chini are party to substantially identical executive compensation agreements that provide the following payments and other benefits upon a termination of employment or a change of control of Kohl’s. Except as otherwise provided below, the following sections describe the arrangements and benefits in place as of the last day of Fiscal 2022 that the NEOs Mses. Mc Feeney, Raymond, and Timm and Mr. Chini may become entitled to upon certain terminations of employment and a change in control of Kohl’s.
TERMINATION FOR CAUSE OR RESIGNATION

If the executive’s employment is terminated by us for cause or if the executive voluntarily resigns, the executive will not receive any severance payments.
DEATH OR DISABILITY

If the executive’s employment is terminated upon death or disability:
■
the executive or the executive’s estate is entitled to receive a pro rata bonus for the current fiscal year, determined based on Kohl’s actual performance at the end of that year, payable at the same time as other executives receive their bonus for that year; and

■
the executive or the executive’s estate is entitled to receive severance in the amount of one half of the executive’s then annual base salary, payable over six months in the event of the executive’s disability or one year in the event of the executive’s death.

RESIGNATION FOR GOOD REASON OR TERMINATION WITHOUT CAUSE

If the executive terminates employment as a result of a mandatory relocation of more than fifty miles from the executive’s principal work location or a material reduction in the executive’s title,

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organizational reporting level, or base salary (i.e., for “good reason”), or if we terminate the executive’s employment involuntarily without cause and the termination is not in connection with a “change of control” (as defined in the executive’s agreement), the executive will be entitled to the following severance benefits:
■
a pro rata bonus for the current fiscal year, determined based on Kohl’s actual performance at the end of that year, payable at the same time as other executives receive their bonus for that year;

■
a severance payment equal to two times the executive’s then annual base salary, payable in a lump sum within sixty days following termination;

■
for Ms. Timm and Mr. Chini, their executive compensation agreements (standard with the form executive compensation agreement in place at the time the executives became party to their current agreements) provide that any restricted stock awarded to the executives after the date of their current executive compensation agreements that would have vested during the two-year period following termination of the executive’s employment will vest immediately;

■
up to two years of post-termination health care coverage under our health insurance plan if the executive (and the executive’s spouse and eligible dependents) is eligible for, and timely elects to participate in Kohl’s group health insurance plan pursuant to COBRA, and Kohl’s will pay that portion of the executive’s monthly COBRA payment that is equal to our normal monthly cost of coverage for full-time employees under our group health insurance plans; and

■
outplacement services of up to $20,000.

CHANGE OF CONTROL

If, within fifteen months following a change of control of Kohl’s (as defined in the executive’s agreement), the executive’s employment is terminated by us without cause or by the executive for “good reason,” the executive will be entitled to the following severance benefits:
■
a severance payment equal to two times the sum of:

■
the executive’s then annual base salary (or, if higher, the base salary in effect immediately prior to the change in control), payable in a lump sum within sixty days following the executive’s termination of employment; plus

■
an amount equal to the average of the bonus awards made to the executive under our annual incentive compensation plan over the prior three fiscal years;

■
for Ms. Timm and Mr. Chini, their executive compensation agreements (standard with the form executive compensation agreement in place at the time the executives became party to their current agreements) provide that any restricted stock awarded to the executives after the date of their current executive compensation agreements that would have vested during the two-year period following termination of the executive’s employment will vest immediately;

■
up to two years of post-termination health care coverage under our health insurance plan if the executive (and the executive’s spouse and eligible dependents) is eligible for, and timely elects to participate in, Kohl’s group health insurance plan pursuant to COBRA, and Kohl’s will pay that portion of the executive’s monthly COBRA payment that is equal to our normal monthly cost of coverage for full-time employees under our group health insurance plans; and

■
outplacement services of up to $20,000.

RETIREMENT

If the executive voluntarily terminates employment due to retirement (here, for purposes of the executive compensation agreements, age 55 and ten years of service), the executive will be entitled to receive a pro rata bonus for the current fiscal year, determined based on Kohl’s actual performance at the end of that year, payable at the same time as other executives receive their bonus for that year. As of the end of Fiscal 2022, Mses. Mc Feeney, Raymond and Timm and Mr. Chini were not eligible for retirement. However, Mr. Chini will become Retirement Eligible in 2023 as a result of his transition arrangement, described in further detail in the section below captioned “Mr. Chini’s Transition and Retirement.”
In all cases, our obligation to pay severance under the executive compensation agreements is contingent upon the executive’s execution of a general release of claims against us. In addition, the executive will be prohibited from competing with Kohl’s for a period of one year after termination.
In accordance with Section 409A of the Internal Revenue Code of 1986, as amended, certain payments under the executive compensation agreements may not be payable until the six-month anniversary of the date of termination. As is the case with all of our executive compensation agreements, neither executive compensation agreement provides a tax gross up.
Accelerated Vesting of Equity Awards
IN THE EVENT OF A CHANGE OF CONTROL

In the event of a change of control, restricted stock and restricted stock unit awards will vest on an

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accelerated basis only (except as described above with respect to vesting under the executive compensation agreements) if, within six months before or twelve months following the change of control, the executive (i) terminates employment for “good reason,” or (ii) is terminated without cause. However, any such awards that are not assumed by the acquiring or surviving company upon a change of control will vest immediately.
In the event of a change of control, all performance share unit awards will continue to be subject to any time-based vesting schedule, but the performance criteria will be deemed to have been satisfied at the target level. However, if the executive terminates employment within six months prior to or twelve months following a change of control for “good reason,” or if the performance share unit awards are not assumed or maintained by the acquiring or surviving company at the time of the change of control, then all outstanding performance share unit awards will vest immediately at the target amount.
WITHOUT A CHANGE OF CONTROL

If Mses. Mc Feeney or Raymond terminates employment for “good reason” or if we terminate the executive’s employment without cause, any restricted stock awarded before the date of the executive’s executive compensation agreement that would have vested during the one-year period following termination will vest immediately.
If the executive terminates employment for “good reason” or if we terminate the executive’s employment without cause, any restricted stock units that would have vested during the two-year period following termination of the executive’s employment will vest immediately (except for restricted stock units granted to Mses. Mc Feeney and Raymond prior to the date of their promotions and entry into their current executive compensation agreements, which will only vest to the extent they would vest within one year following termination).
DEATH OR DISABILITY

If the executive dies while employed by us or terminates employment due to disability, all of the executive’s outstanding restricted stock and restricted stock units will immediately vest. Additionally, the executive will vest in the actual number of outstanding performance share units that are earned at the end of the performance period. If the executive’s employment is terminated due to death, all outstanding performance share units will vest at the target amount.
RETIREMENT

Upon the executive’s termination (by the executive or us for any reason other than death, disability, or for cause) after becoming Retirement Eligible (here, for purposes of restricted stock units, age sixty and continuously employed with us for at least five (5) years), the executive will continue to vest in all restricted stock units on each vesting date as if the executive had continued employment with us. However, if the executive voluntarily terminates prior to the first anniversary date of the date of grant of such restricted stock unit award, the continued vesting will not apply to such award. As of the end of Fiscal 2022, Mses. Mc Feeney, Raymond, and Timm and Mr. Chini were not Retirement Eligible.
In addition, for performance share units granted prior to 2021, upon a termination of the executive’s employment by reason of retirement (for the 2020 awards, defined as approved by the Committee), the executive would vest in a prorated portion of the actual number of performance share units that are earned at the end of the performance period based on the number of months the executive was employed during the performance period. For performance share units granted in 2021 and after, if the executive’s employment terminates on or after the first anniversary date of the date of grant of the performance share unit award for any reason other than by us for cause or due to death or disability after becoming Retirement Eligible (here, defined the same as set forth above for restricted stock units), the executive will vest in the actual number of outstanding performance share units that are earned at the end of the performance period. As of the end of Fiscal 2022, Mses. Mc Feeney, Raymond, and Timm and Mr. Chini were not Retirement Eligible and the Committee had not approved a retirement for any of the executives. However, Mr. Chini will become Retirement Eligible in 2023 as a result of his transition arrangement, described in further detail in the section below captioned “Mr. Chini’s Transition and Retirement.”
MS. TIMM’s CASH AWARD

Kohl’s granted Ms. Timm a cash award in Fiscal 2022 that provides for two retention payments equal to $450,000 each (“Payment Amount 1” and “Payment Amount 2”), payable on January 1, 2024 and January 1, 2025 should Ms. Timm remain employed with Kohl’s through each date.
If Ms. Timm terminates employment for “good reason” or if we terminate the executive’s employment without cause prior to January 1, 2024 (regardless of a change in control), Ms. Timm would receive Payment Amount 1 and forfeit Payment Amount 2. If Ms. Timm terminates employment for “good reason” or if we terminate the executive’s employment without cause after

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January 1, 2024 but prior to January 1, 2025 (regardless of a change in control), Ms. Timm would receive a pro-rated amount of Payment Amount 2 for each full calendar month of employment after January 1, 2024. In each of the foregoing cases, our obligation to pay Payment Amount 1 or Payment Amount 2 is contingent upon the Ms. Timm’s execution of a general release of claims against us.
If Ms. Timm’s employment is terminated by us for cause or if she voluntarily resigns, she will not be entitled to any unpaid portion of the cash award. Upon termination of the Ms. Timm’s employment due to a disability or her death, Ms. Timm or her beneficiary will be entitled to an unpaid portion of the cash award.
NON-CONTRACTUAL BENEFIT UPON RETIREMENT

In addition to the contractual benefits described above, upon an executive’s retirement (after age 55 and ten years of service), the executive will be entitled to participate for life in our associate merchandise discount program, on such terms and to the extent the program continues to be made available to our senior executives.
Potential Benefit Summary—Ms. Timm
The following table shows the potential payments to Ms. Timm upon termination of her employment. Also shown is the value of performance share units, restricted stock, and restricted stock units that would vest upon certain terminations of Ms. Timm’s employment following a change of control of Kohl’s. The amounts shown in the table assume a January 28, 2023 employment termination date and do not reflect salary accrued as of that date. Also assumed is a January 28, 2023 effective date of a change of control and $31.49 price of our common stock, which was the January 27, 2023 closing price of our common stock on the New York Stock Exchange. The amounts shown in the following table also assume that in a change of control, the acquiring or surviving company would have assumed the outstanding equity awards. Ms. Timm’s current executive compensation agreement was entered into effective as of November 1, 2019.

Potential Payments to Ms. Timm	Voluntary Termination by Executive ($)	Involuntary Termination by Kohl’s With Cause ($)	Termination by Executive for Good Reason or Involuntary Termination by Kohl’s Without Cause (No Change of Control) ($)	Termination by Executive for Good Reason or Involuntary Termination by Kohl’s Without Cause (Following a Change of Control) ($)	Termination Due to Disability ($)	Death ($)
Severance Payment	—	—	1,800,000	3,332,667	450,000	450,000
Pro Rated Bonus(1)	—	—	0	—	0	0
Health Care Continuation	—	—	31,075	31,075	—	—
Outplacement	—	—	20,000	20,000	—	—
Value of Accelerated Restricted Stock and Restricted Stock Units(2)	—	—	1,867,483	2,109,106	2,109,106	2,109,106
Value of Accelerated Performance Share Units(3)	—	—	—	2,165,252	3,240,864	2,165,252
Acceleration of Cash Award			450,000	450,000	900,000	900,000
Total	—	—	4,168,558	8,108,100	6,699,970	5,624,358

(1)
The entire bonus that would be payable upon a termination of employment for Fiscal 2022 is shown here as this table illustrates the effect of a termination at the end of the fiscal year (thus, a full pro-ration applies). In the case of an involuntary or good reason termination without a change of control, the pro rata bonus is based on actual performance at the end of the year. As described above, Ms. Timm did not earn a bonus for Fiscal 2022 based on company performance.

(2)
The value of accelerated restricted stock includes dividends on the applicable award that were credited as additional

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shares subject to the same vesting restrictions as the original award. Here, the value of restricted stock units that would accelerate includes dividend equivalents payable in additional shares that would be earned upon settlement of the grant based on dividend activity between the date of grant and January 28, 2023.
(3)
The value of performance share units that would accelerate is illustrated at target for (i) death or (ii) following a change of control, termination by the executive for good reason or involuntary termination by Kohl’s without cause. In the case of termination due to disability, the actual award earned at the end of the performance period would be payable. Here, the payout shown in the disability column reflects the number of shares earned based on actual payout for the 2020 award and target and threshold performance for the 2021 and 2022 awards, respectively. In addition, the value of performance share units that would be earned includes dividend equivalents equal to what would have been earned on the underlying grant based on dividend activity between the date of grant and January 28, 2023.

Potential Benefit Summary—Mr. Chini
The following table shows the potential payments to Mr. Chini upon termination of his employment. Other parameters of the potential benefit summary are identical to those described above for Ms. Timm.
Mr. Chini’s current executive compensation agreement was entered into effective as of August 30, 2019. For the benefits Mr. Chini may become entitled to with respect to his transition, see the section below captioned “Mr. Chini’s Transition and Retirement.”

Potential Payments to Mr. Chini	Voluntary Termination by Executive ($)	Involuntary Termination by Kohl’s With Cause ($)	Termination by Executive for Good Reason or Involuntary Termination by Kohl’s Without Cause (No Change of Control) ($)	Termination by Executive for Good Reason or Involuntary Termination by Kohl’s Without Cause (Following a Change of Control) ($)	Termination Due to Disability ($)	Death ($)
Severance Payment	—	—	1,545,000	2,944,750	386,250	386,250
Pro Rated Bonus(1)	—	—	0	—	0	0
Health Care Continuation	—	—	25,848	$25,848	—	—
Outplacement	—	—	20,000	$20,000	—	—
Value of Accelerated Restricted Stock and Restricted Stock Units(2)	—	—	845,538	1,065,401	1,065,401	1,065,401
Value of Accelerated Performance Share Units(3)	—	—	—	2,109,169	3,219,833	2,109,169
Total	—	—	2,436,386	6,165,168	4,671,484	3,560,820

(1)
The entire bonus that would be payable upon a termination of employment for Fiscal 2022 is shown here as this table illustrates the effect of a termination at the end of the fiscal year (thus, a full pro-ration applies). In the case of an involuntary or good reason termination without a change of control, the pro rata bonus is based on actual performance at the end of the year. As described above, Mr. Chini did not earn a bonus for Fiscal 2022 based on company performance.

(2)
The value of accelerated restricted stock includes dividends on the applicable award that were credited as additional shares subject to the same vesting restrictions as the original award. Here, the value of restricted stock units that would accelerate includes dividend equivalents payable in additional shares that would be earned upon settlement of the grant based on dividend activity between the date of grant and January 28, 2023.

(3)
The value of performance share units that would accelerate is illustrated at target for (i) death or (ii) following a change of control, termination by the executive for good reason or involuntary termination by Kohl’s without cause. In the case of termination due to disability, the actual award earned at the end of the performance period would be payable. Here, the payout shown in the disability column reflects the number of shares earned based on actual payout for the 2020 award and target and threshold performance for the 2021 and 2022 awards, respectively. In addition, the value of performance share units that would be earned includes dividend equivalents equal to what would have been earned on the underlying grant based on dividend activity between the date of grant and January 28, 2023.

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Mr. Chini’s Transition and Retirement
SENIOR ADVISOR ARRANGEMENT

In March 2023, Mr. Chini announced that he would retire. Mr. Chini and Kohl’s agreed that he would transition out of his role as Chief People Officer and serve as a non-executive Senior Advisor from April 3, 2023 to November 15, 2023 (the “Transition Period”) to ensure a smooth transition for the new Chief People Officer of Kohl’s. It is planned that Mr. Chini will retire from Kohl’s on November 15, 2023. For the Transition Period, the terms of Mr. Chini’s outstanding equity awards will continue to apply. In addition, if Mr. Chini serves for the entire Transition Period, he will be eligible for the retirement treatment of his outstanding restricted stock units and performance share units as described above in the section captioned “Accelerated Vesting of Equity Awards” at the end of such Transition Period because he will have met the conditions for retirement treatment with respect to such awards. Although Mr. Chini will not be retirement-eligible for a pro rata bonus as of the end of the transition Period, he will receive a pro rata bonus with respect to the time he will serve in the role of Chief People Officer for Fiscal 2023 (determined based on Kohl’s actual performance at the end of Fiscal 2023 and payable at the same time as other executives receive their bonus for Fiscal 2023) if Mr. Chini provides services for the entire Transition Period. Mr. Chini will forfeit any unvested restricted stock awards as of the end of the Transition Period as such awards do not vest upon a termination due to retirement.
If Mr. Chini remains employed through the duration of the Transition Period, he will be entitled to the following benefits:
■
a pro rata bonus equal to $148,997 (assuming target performance is achieved for Fiscal 2023);

■
continued vesting of approximately 11,638 unvested restricted stock units (estimated value of $366,482 assuming a stock price equal to $31.49, which was the January 27, 2023 closing price of our common stock on the New York Stock Exchange), increased for any dividend equivalents credited during the Transition Period; and

■
continued vesting of Mr. Chini’s 2021 and 2022 performance share unit awards (estimated value of $525,505, assuming target and threshold performance for the 2021 and 2022 awards, respectively, and a stock price equal to $31.49, which was the January 27, 2023 closing price of our common stock on the New York Stock Exchange).

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Potential Benefit Summary—Ms. Raymond
The following table shows the potential payments to Ms. Raymond upon termination of her employment. Other parameters of the potential benefit summary are identical to those described above for Ms. Timm. Ms. Raymond’s current executive compensation agreement was entered into effective as of August 16, 2022.

Potential Payments to Ms. Raymond	Voluntary Termination by Executive ($)	Involuntary Termination by Kohl’s With Cause ($)	Termination by Executive for Good Reason or Involuntary Termination by Kohl’s Without Cause (No Change of Control) ($)	Termination by Executive for Good Reason or Involuntary Termination by Kohl’s Without Cause (Following a Change of Control) ($)	Termination Due to Disability ($)	Death ($)
Severance Payment	—	—	1,340,000	1,945,596	335,000	335,000
Pro Rated Bonus(1)	—	—	0	—	0	0
Health Care Continuation	—	—	25,848	25,848	—	—
Outplacement	—	—	20,000	20,000	—	—
Value of Accelerated Restricted Stock and Restricted Stock Units(2)	—	—	1,507,930	3,943,682	3,943,682	3,943,682
Value of Accelerated Performance Share Units(3)	—	—	—	767,065	1,045,657	767,065
Total	—	—	2,893,778	6,702,190	5,324,339	5,045,747

(1)
The entire bonus that would be payable upon a termination of employment for Fiscal 2022 is shown here as this table illustrates the effect of a termination at the end of the fiscal year (thus, a full pro-ration applies). In the case of an involuntary or good reason termination without a change of control, the pro rata bonus is based on actual performance at the end of the year. As described above, Ms. Raymond did not earn a bonus for Fiscal 2022 based on company performance.

(2)
The value of accelerated restricted stock includes dividends on the applicable award that were credited as additional shares subject to the same vesting restrictions as the original award. Here, the value of restricted stock units that would accelerate includes dividend equivalents payable in additional shares that would be earned upon settlement of the grant based on dividend activity between the date of grant and January 28, 2023.

(3)
The value of performance share units that would accelerate is illustrated at target for (i) death or (ii) following a change of control, termination by the executive for good reason or involuntary termination by Kohl’s without cause. In the case of termination due to disability, the actual award earned at the end of the performance period would be payable. Here, the payout shown in the disability column reflects the number of shares earned based on actual payout for the 2020 award and target and threshold performance for the 2021 and 2022 awards, respectively. In addition, the value of performance share units that would be earned includes dividend equivalents equal to what would have been earned on the underlying grant based on dividend activity between the date of grant and January 28, 2023.

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Potential Benefit Summary—
Ms. Mc Feeney
The following table shows the potential payments to Ms. Mc Feeney upon termination of her employment. Other parameters of the potential benefit summary are identical to those described above for Ms. Timm. Ms. Mc Feeney’s current executive compensation agreement was entered into effective as of July 16, 2022.

Potential Payments to Ms. Mc Feeney	Voluntary Termination by Executive ($)	Involuntary Termination by Kohl’s With Cause ($)	Termination by Executive for Good Reason or Involuntary Termination by Kohl’s Without Cause (No Change of Control) ($)	Termination by Executive for Good Reason or Involuntary Termination by Kohl’s Without Cause (Following a Change of Control) ($)	Termination Due to Disability ($)	Death ($)
Severance Payment	—	—	1,300,000	1,724,543	325,000	325,000
Pro Rated Bonus(1)	—	—	0	—	0	0
Health Care Continuation	—	—	42,080	42,080	—	—
Outplacement	—	—	20,000	20,000	—	—
Value of Accelerated Restricted Stock and Restricted Stock Units(2)	—	—	1,269,456	3,047,791	3,047,791	3,047,791
Value of Accelerated Performance Share Units(3)	—	—	—	248,488	143,370	248,488
Total	—	—	2,631,536	5,082,902	3,516,161	3,621,279

(1)
The entire bonus that would be payable upon a termination of employment for Fiscal 2022 is shown here as this table illustrates the effect of a termination at the end of the fiscal year (thus, a full pro-ration applies). In the case of an involuntary or good reason termination without a change of control, the pro rata bonus is based on actual performance at the end of the year. As described above, Ms. Mc Feeney did not earn a bonus for Fiscal 2022 based on company performance.

(2)
The value of accelerated restricted stock includes dividends on the applicable award that were credited as additional shares subject to the same vesting restrictions as the original award. Here, the value of restricted stock units that would accelerate includes dividend equivalents payable in additional shares that would be earned upon settlement of the grant based on dividend activity between the date of grant and January 28, 2023.

(3)
The value of performance share units that would accelerate is illustrated at target for (i) death or (ii) following a change of control, termination by the executive for good reason or involuntary termination by Kohl’s without cause. In the case of termination due to disability, the actual award earned at the end of the performance period would be payable. Here, the payout shown in the disability column reflects the number of shares earned based on target and threshold performance for the 2021 and 2022 awards, respectively. In addition, the value of performance share units that would be earned includes dividend equivalents equal to what would have been earned on the underlying grant based on dividend activity between the date of grant and January 28, 2023.

Ms. Gass
EMPLOYMENT AGREEMENT

We were party to an amended and restated employment agreement with Ms. Gass. As previously announced, Ms. Gass voluntarily terminated employment effective on December 2, 2022. Ms. Gass was not entitled to any severance or accelerated equity vesting upon her voluntary termination of employment.
Mr. Revelle
EMPLOYMENT AGREEMENT

We were party to an employment agreement with Mr. Revelle that provided for certain payments and other benefits upon his termination of employment, as previously disclosed in past proxy statements. As previously announced, Mr. Revelle departed from Kohl’s effective on June 1, 2022. The payments

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and other benefits that became payable to Mr. Revelle under his agreement upon his departure were as follows:
■
a severance payment equal to $3,425,834;

■
no pro rata bonus for Fiscal 2022 as that amount was equal to $0 based on company performance as described above;

■
accelerated vesting of all unvested restricted shares and restricted stock units that would have vested during the three-year period following Mr.Revelle’s termination, which was 41,580 shares, valued at $40.20 (the June 1, 2022 closing price of our common stock on the New York Stock Exchange) for a total value of $1,672,629; and

■
outplacement services of up to $20,000.

Under his agreement, Mr. Revelle is prohibited from competing with us for a period of one year following his departure effective as of June 1, 2022. Our obligation to pay the benefits described above was contingent upon Mr. Revelle’s execution of a general release of claims against us, which he executed.
Mr. Gaffney
EXECUTIVE COMPENSATION AGREEMENT

We were party to an executive compensation agreement with Mr. Gaffney that provided for certain payments and other benefits upon his termination of employment, as previously disclosed in past proxy statements. As previously announced, Mr. Gaffney departed from Kohl’s effective on August 1, 2022. The payments and other benefits that became payable to Mr. Gaffney under his agreement upon his departure were as follows:
■
a severance payment equal to $1,720,000;

■
no pro rata bonus for Fiscal 2022 as that amount was equal to $0 based on company performance as described above;

■
accelerated vesting of all unvested restricted shares and restricted stock units that would have vested during the two-year period following Mr. Gaffney’s termination, which was 39,444, shares, valued at $29.49 (the August 1, 2022 closing price of our common stock on the New York Stock Exchange) for a total value of $1,163,212;

■
outplacement services of up to $20,000; and

■
a health insurance continuation benefit equal to $847.45/month for up to two years following Mr. Gaffney’s departure.

Under his agreement, Mr. Gaffney is prohibited from competing with us for a period of one year following his departure effective as of August 1, 2022. Our obligation to pay the benefits described above was contingent upon Mr. Gaffney’s execution of a general release of claims against us, which he executed.

Kohl’s Corporation | 2023 Proxy Statement	79

Executive Compensation
CEO pay ratio

Each year, we are required to disclose the ratio of our median employee’s annual total compensation to the annual total compensation of our Chief Executive Officer. As of January 28, 2023, the median Kohl’s employee was a part-time store associate. We identified our median employee by reviewing the Form W-2 wages of all full-time, part-time, seasonal, and temporary employees as of that date. There have been no changes to the employee population or employee compensation arrangements since January 28, 2023, that Kohl’s believes would significantly impact the pay ratio disclosure.
During fiscal 2022, we had two CEOs. For purposes of calculating the ratio for fiscal 2022, we have calculated the compensation provided to each of Mr. Kingsbury and Ms. Gass during the time each served as CEO and combined those figures.
Mr. Kingsbury’s and Ms. Gass’ combined annual total compensation for fiscal 2022 was $13,461,959, as reported in the Summary Compensation Table of this proxy statement. The fiscal 2022 annual total compensation for our median employee was $12,819, as determined under the Summary Compensation Table rules. The ratio of our CEO and interim CEO combined annual total compensation to our median employee’s annual total compensation for fiscal 2022 is 1,050:1. This information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates, and assumptions, Kohl’s disclosure may not be comparable to the pay ratio disclosure provided by other companies.

Pay versus performance

The following table sets forth additional compensation information of our Principal Executive Officer (PEO) and our non-PEO NEOs along with total shareholder return, net income, and net sales performance results for our fiscal 2022, 2021, and 2020:

					Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)(3) ($)	Value of Initial Fixed $100 Investment Based on:
Year(1)	Summary Compensation Table Total for First PEO ($)	Summary Compensation Table Total for Second PEO ($)	Compensation Actually Paid to First PEO(2)(3) ($)	Compensation Actually Paid to Second PEO(2)(3) ($)			Total Shareholder Return(4) ($)	Peer Group Total Shareholder Return(5) ($)	Net Income (Loss)(6) ($)	Net Sales(6)(7) ($)
2022	9,034,094	4,427,865	(57,026,989)(8)	4,710,588(8)	3,420,060	(3,655,769)(8)	82.19	123.99	(19)	17,161
2021	12,924,834	—	34,227,502(9)	—	4,016,239	8,475,219(9)	148.59	149.72	938	18,471
2020	12,855,375	—	31,770,487(10)	—	3,836,246	7,644,846(10)	106.88	141.39	(163)	15,031

(1)
NEOs included in the above compensation columns reflect the following:

Year	First PEO	Second PEO	Non-PEOs
2022	Ms. Gass	Mr. Kingsbury	Ms. Timm, Mr. Chini, Ms. Mc Feeney, Ms. Raymond, Mr. Gaffney, Mr. Revelle
2021	Ms. Gass	N/A	Ms. Timm, Mr. Howe, Mr. Revelle, Mr. Gaffney
2020	Ms. Gass	N/A	Ms. Timm, Mr. Howe, Mr. Revelle, Mr. Kelroy

(2)
Fair value or change in fair value, as applicable, of equity awards in the “Actually Paid” columns was determined by reference to (1) for restricted stock awards and units and restricted unit awards, closing price on applicable year-end date(s) or, in the case of vesting dates, the actual vesting price, (2) for performance-based restricted units the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s) multiplied times the probability of achievement as of each such date.

(3)
For the portion of “Actually Paid” compensation that is based on year-end stock prices, the following prices were used: 2022: $31.49, 2021: $60.16, 2020: $44.06, 2019: $42.75.

(4)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the applicable measurement period (assuming dividend reinvestment) and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. Cumulative TSR for each fiscal year assumes an investment of $100 at the beginning of the applicable measurement period.

(5)
Peer group TSR reflects the Company’s 2022 peer group which is the S&P 500 Retailing Index as reflected in our 2022 Annual Report on Form the 10—(k) pursuant to Item 201(e) of Regulation S-K. The chart assumes an investment of $100 on February 1, 2020 and reinvestment of dividends. The calculations exclude trading commissions and taxes.

80	2023 Proxy Statement | Kohl’s Corporation

Executive Compensation
(6)
Dollars in Millions

(7)
Net Sales is the financial measure that the Company believes to be the most important measure (that is not otherwise required to be disclosed in the table) it used in the most recent fiscal year to determine compensation.

(8)
2022 compensation “Actually Paid” to first PEO, second PEO and the average Actually Paid to non-PEOs reflects the following adjustments from Total compensation reported in the Summary Compensation Table:

Adjustments to Determine 2022 Compensation “Actually Paid”	First PEO ($)	Second PEO ($)	Average Non-PEOs ($)
Total Reported in 2022 Summary Compensation Table (SCT)	9,034,094	4,427,865	3,420,060
Less, Grant Date Fair Value of Stock Awards Reported in SCT	(7,549,993)	(3,920,000)	(1,891,344)
Plus, Year-End Fair Value of Awards Granted in Fiscal Year That Are Unvested and Outstanding	—	4,226,216	972,774
Plus, Change in Fair Value as of the end of this year (from the Prior Year-End) of Prior Year Awards That Are Outstanding and Unvested	—	—	(2,905,529)
Plus, Fair Value as of Vesting Date of Awards Granted This Year and That Vested This Year	—	—	67,135
Plus, Change in Fair Value as of Vesting Date (from Prior Year-End) of Prior Year Awards That Vested This Year	143,079	(23,493)	(716,741)
Less, Prior Year-End Fair Value of Prior Year Awards That Failed to Vest This Year	(58,654,169)	—	(2,602,124)
Total Adjustments	(66,061,083)	282,723	(7,075,829)
Actual Compensation Actually Paid for Fiscal Year 2022	(57,026,989)	4,710,588	(3,655,769)

(9)
2021 compensation “Actually Paid” to PEO and the average Actually Paid to non-PEOs reflects the following adjustments from Total compensation reported in the Summary Compensation Table:

Adjustments to Determine 2021 Compensation “Actually Paid”	First PEO ($)	Average Non-PEOs ($)
Total Reported in 2021 Summary Compensation Table (SCT)	12,924,834	4,016,239
Less, Grant Date Fair Value of Stock Awards Reported in SCT	(7,250,011)	(1,375,046)
Plus, Year-End Fair Value of Awards Granted in Fiscal Year That Are Unvested and Outstanding	14,444,589	2,739,579
Plus, Change in Fair Value as of the end of this year (from the Prior Year-End) of Prior Year Awards That Are Outstanding and Unvested	12,179,438	2,675,545
Plus, Fair Value as of Vesting Date of Awards Granted This Year and That Vested This Year	—	—
Plus, Change in Fair Value as of Vesting Date (from Prior Year-End) of Prior Year Awards That Vested This Year	1,928,652	418,902
Less, Prior Year-End Fair Value of Prior Year Awards That Failed to Vest This Year	—	—
Total Adjustments	21,302,668	4,458,980
Actual Compensation Actually Paid for Fiscal Year 2021	34,227,502	8,475,219
Kohl’s Corporation | 2023 Proxy Statement	81

Executive Compensation
(10)
2020 compensation “Actually Paid” to PEO and the average Actually Paid to non-PEOs reflects the following adjustments from Total compensation reported in the Summary Compensation Table:

Adjustments to Determine 2020 Compensation “Actually Paid”	First PEO ($)	Average Non-PEOs ($)
Total Reported in 2020 Summary Compensation Table (SCT)	12,855,375	3,836,246
Less, Grant Date Fair Value of Stock Awards Reported in SCT	(8,853,685)	(1,962,007)
Plus, Year-End Fair Value of Awards Granted in Fiscal Year That Are Unvested and Outstanding	35,993,323	7,091,195
Plus, Change in Fair Value as of the end of this year (from the Prior Year-End) of Prior Year Awards That Are Outstanding and Unvested	(6,205,629)	(782,823)
Plus, Fair Value as of Vesting Date of Awards Granted This Year and That Vested This Year	—	—
Plus, Change in Fair Value as of Vesting Date (from Prior Year-End) of Prior Year Awards That Vested This Year	(2,018,897)	(537,765)
Less, Prior Year-End Fair Value of Prior Year Awards That Failed to Vest This Year	—	—
Total Adjustments	18,915,112	3,808,600
Actual Compensation Actually Paid for Fiscal Year 2020	31,770,487	7,644,846
As described in more detail in the “Compensation Discussion and Analysis” section, the Company’s executive compensation program reflects the philosophy that executive compensation should be directly linked to performance, with the ultimate objective of increasing long-term shareholder value. While the Company utilizes several performance metrics to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. The below graphical illustrations demonstrate the relationship between compensation actually paid to the NEOs over the last three fiscal years as compared to TSR, Net Income, and Net Sales over the last three fiscal years. Generally, compensation actually paid (for both the PEO(s) and NEOs) since fiscal 2020 has increased or decreased as each of TSR, Net Income, and Net Sales has increased or decreased, respectively. However, the compensation in fiscal 2022 for the PEOs does not exactly align with that trend as the first PEO’s compensation decreased significantly due to her departure and the second PEO’s compensation appears to deviate from the trend due to his Q4 2022 new hire award changing positively in value. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions (shown graphically) of the relationships between information presented in the Pay versus Performance table.
82	2023 Proxy Statement | Kohl’s Corporation

Executive Compensation
The following unranked performance measures reflect the Company’s most important performance measures in effect for 2022, as further described and defined in the Compensation Discussion and Analysis.
MOST IMPORTANT PERFORMANCE MEASURES FOR 2022

■ Net Income	■ Net Sales	■ Operating Margin	■ Operating Cash Flow
Kohl’s Corporation | 2023 Proxy Statement	83

Security Ownership of Certain Beneficial Owners, Directors, and Management

The following table presents information concerning the beneficial ownership of the shares of our common stock as of March 2, 2023, (unless otherwise noted) by:
■
each of our Directors and nominees;

■
each of our named executive officers;

■
all of our executive officers, Directors, and nominees as a group; and

■
each person who is known by us to beneficially own more than 5% of our common stock.

Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. Indicated restricted stock units vest within sixty days of March 2, 2023.

Name of Beneficial Owner	Amount Beneficially Owned (#)	Percent of Class
Directors and Executive Officers
Michael J. Bender	16,748(1)	*
Peter Boneparth	70,985(2)	*
Yael Cosset	18,555(3)	*
Christine Day	5,552(4)	*
H. Charles Floyd	19,684(5)	*
Margaret L. Jenkins	5,552(6)	*
Robbin Mitchell	7,573(7)	*
Jonas Prising	60,788(8)	*
John E. Schlifske	47,070(9)	*
Adrianne Shapira	23,039(10)	*
Stephanie A. Streeter	42,603(11)	*
Thomas A. Kingsbury	136,492(12)	*
Jill Timm	169,900(13)	*
Marc Chini	121,669(14)	*
Siobhán Mc Feeney	94,718(15)	*
Christie Raymond	141,436(16)	*
Michelle Gass	368,455	*
Paul Gaffney	0	*
Greg Revelle	0	*
All current Directors and executive officers as a group (17 persons)	982,364(17)	*
5% Owners
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	11,675,039(18)	10.57%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	10,653,128(19)	9.60%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	9,013,096(20)	8.20%

*
Less than 1%.

84	2023 Proxy Statement | Kohl’s Corporation

Security Ownership of Certain Beneficial Owners, Directors, and Management
(1)
Includes 3,719 unvested restricted stock awards.

(2)
Includes 7,776 unvested restricted stock awards.

(3)
Includes 3,268 unvested restricted stock awards.

(4)
Includes 3,268 unvested restricted stock awards.

(5)
Includes 3,268 unvested restricted stock awards.

(6)
Includes 3,268 unvested restricted stock awards.

(7)
Includes 3,268 unvested restricted stock awards.

(8)
Includes 3,832 unvested restricted stock awards.

(9)
Includes 3,607 unvested restricted stock awards.

(10)
Includes 3,268 unvested restricted stock awards.

(11)
Includes 3,944 unvested restricted stock awards.

(12)
Includes 3,268 unvested restricted stock awards and 130,940 unvested restricted stock units.

(13)
Includes 49,303 unvested restricted stock awards and 16,659 unvested restricted stock units.

(14)
Includes 17,538 unvested restricted stock awards and 15,347 unvested restricted stock units.

(15)
Includes 8,859 unvested restricted stock awards and 74,453 unvested restricted stock units.

(16)
Includes 46,124 unvested restricted stock awards and 77,258 unvested restricted stock units.

(17)
Includes 167,578 unvested restricted stock awards and 314,657 unvested restricted stock units.

(18)
According to the amended Schedule 13G filed February 9, 2023 by The Vanguard Group (“Vanguard”), Vanguard and certain affiliated entities were the beneficial owner of 11,675,039 shares of Kohl’s common stock as of December 30, 2022. The filing indicates that Vanguard and certain affiliated entities have sole dispositive power with respect to 11,506,485 shares, shared voting power with respect to 46,341 shares and shared dispositive power with respect to 168,554 shares.

(19)
According to the Schedule 13G filed January 24, 2023 by Blackrock, Inc. (“Blackrock”), Blackrock and certain affiliated entities were the beneficial owner of 10,653,128 shares of Kohl’s common stock as of December 31, 2022. The filing indicates that Blackrock and certain affiliated entities have sole voting power with respect to 10,254,039 shares and sole dispositive power with respect to 10,653,128 shares.

(20)
According to the Schedule 13G filed February 14, 2023 by T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price and certain affiliated entities were the beneficial owner of 9,013,096 shares of Kohl’s common stock as of December 31, 2022. The filing indicates that T. Rowe Price and certain affiliated entities have sole voting power with respect to 4,797,209 shares and sole dispositive power with respect to 9,013,096 shares.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports with the Commission disclosing their ownership, and changes in their ownership, of our stock. Copies of these reports must also be furnished to us. Based solely upon our review of these copies, we believe that during fiscal 2022, all of such reports were filed on a timely basis by reporting persons, with the following exception: Marc A. Chini, Paul J. Gaffney, Michelle Gass, Douglas M. Howe,
Jason J. Kelroy, Greg Revelle, and Jill Timm each filed a late Form 4 on June 24, 2022 to report (i) the issuance of additional shares representing the dividend equivalent amount on vested restricted stock units and (ii) the corresponding shares used to satisfy the tax withholding obligations of such executive officers, all of which occurred on March 31, 2022. These late filings were due to administrative delay.

Kohl’s Corporation | 2023 Proxy Statement	85

Audit Matters

PROPOSAL 4 RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm.
The Audit Committee has selected Ernst & Young as our and our subsidiaries’ independent registered public accounting firm for fiscal 2023. Ernst & Young and its predecessors have been Kohl’s independent accountants since prior to the company’s initial offering of securities to the public in 1992. Our selection of Ernst & Young as our independent registered public accounting firm for fiscal 2023 is being presented to you for your ratification. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the appointment by the Board of Directors of Ernst & Young as our and our subsidiaries’ independent registered public accounting firm for fiscal 2023. We have been advised by Ernst & Young that they are independent certified public accountants with respect to us within the meaning of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated under such act.
A representative from Ernst & Young is expected to be present at the Annual Meeting of Shareholders, and will be available to make a statement or answer any appropriate questions during the meeting.
The Board of Directors unanimously recommends a vote “FOR” approval of the ratification of the appointment of Ernst & Young as our independent registered public accounting firm.

86	2023 Proxy Statement | Kohl’s Corporation

Audit Matters
Report of the Audit Committee

The Audit Committee, management, and the independent registered public accounting firm each have different roles and responsibilities with respect to Kohl’s financial statements and internal control over financial reporting.
The Audit Committee oversees Kohl’s financial reporting process on behalf of the Board of Directors and is directly responsible for the compensation, appointment, retention, and oversight of the independent registered public accounting firm. As part of this process, the Audit Committee is directly involved in selecting the independent registered public accounting firm’s lead engagement partner, and periodically considers whether a rotation of the independent registered public accounting firm is advisable. At this time, the Audit Committee has determined that a policy requiring periodic rotation of the independent registered public accounting firm would not be in shareholders’ best interests. Pursuant to its charter, the Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, has direct access to the independent registered public accounting firm and any Kohl’s employees, and has the ability to retain, at company expense, special legal, accounting, or other consultants or experts as it deems necessary in the performance of its duties.
Management is responsible for the preparation, presentation, and integrity of Kohl’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for objectively reviewing, evaluating, and testing Kohl’s system of internal controls, and for reporting to the Audit Committee on any deficiencies found.
The independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”), is responsible for performing an independent audit of Kohl’s financial statements and for expressing an opinion, based on the results of their audit, whether the consolidated financial statements are fairly presented in all material respects and in conformity with accounting principles generally accepted in the United States. In addition, Ernst & Young is responsible for expressing an opinion on the effectiveness of Kohl’s internal control over financial reporting.
The Audit Committee reviewed and discussed Kohl’s audited financial statements with management and Ernst & Young. The Audit Committee also discussed and reviewed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. This review included a discussion of the quality of Kohl’s accounting principles, the selection of and modification to significant accounting policies, the reasonableness of estimates, and the disclosures in Kohl’s financial statements and the notes thereto. In addition, the Audit Committee obtained from Ernst & Young the written disclosures and the letter required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence). The Audit Committee discussed with Ernst & Young any relationships that may affect that firm’s objectivity and independence, and considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining their independence, and is satisfied with respect to Ernst & Young’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 28, 2023, for filing with the Commission.

AUDIT COMMITTEE

Stephanie A. Streeter, Chair	Michael J. Bender	Yael Cosset	Christine Day	Margaret L. Jenkins	Robbin Mitchell
Kohl’s Corporation | 2023 Proxy Statement	87

Audit Matters
Fees Paid to Ernst & Young
We paid the following fees to Ernst & Young for fiscal 2022 and fiscal 2021:
	Fiscal Year
Ernst & Young Fees	2022 ($)	2021 ($)
Audit fees(1)	1,678,800	1,685,290
Audit-related fees(2)	60,275	—
Tax fees(3)	900,065	793,491
All other fees(4)	—	—
Total	2,639,140	2,478,781

(1)
Audit fees include fees associated with the annual audit, reviews of our quarterly reports on Form 10-Q and various consultation topics. Included in Audit Fees are fees for services related to the audit of our internal controls, as required by Section 404 of the Sarbanes-Oxley Act of 2002, comfort letter issuance fees in connection with SEC filings, and additional billing for out of scope work and expenses related to the fiscal year 2021 audit and 2022 audits.

(2)
Audit-related fees include fees related to due diligence work.

(3)
Tax fees include consultations related to IRS issues and tax planning, assistance with state tax return filings, Federal Work Opportunity Tax Credit, and other hiring and miscellaneous matters.

(4)
All other fees: We did not pay any fees to Ernst & Young during the last two fiscal years for any other services not included in the categories listed above.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by our independent registered public accounting firm. The Audit Committee pre-approves a list of specific services and categories of services, subject to a specified cost level. Part of this approval process includes making a determination on whether non-audit services are consistent with the Commission’s rules on auditor independence. The Audit Committee may delegate pre-approval authority to the Chair of the Audit Committee. The Audit Committee periodically monitors the services rendered and negotiates or approves all services by and fees paid to the independent registered public accounting firm to ensure such services are within the parameters approved. All of the services, if any, described under the headings “Audit-related fees,” “Tax fees,” and “All other fees” were approved by the Audit Committee.

88	2023 Proxy Statement | Kohl’s Corporation

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY ON MAY 10, 2023
The 2022 Annual Report on Form 10-K and proxy statement of Kohl’s Corporation are available at www.proxyvote.com and www.fcrvote.com/kss

Exchange/Symbol
Kohl’s Corporation common stock is traded on the New York Stock Exchange under the symbol KSS.
Fortune 500
Kohl’s Corporation is a Fortune 500 company
SIC Code
5310
Independent Auditors
Ernst & Young LLP
Milwaukee, Wisconsin

Transfer Agent and Registrar
EQ Shareowner Services
P.O. Box 64854
St. Paul, Minnesota 55164-0854
(800) 468-9716
Other Information
For quarterly earnings reports, our periodic
filings with the SEC, upcoming events and
other investor information, please visit our
website at Corporate.Kohls.com
Investor Relations
investor.relations@kohls.com

KOHL'S
Kohl's Corporation | N56 W17000 Ridgewood Drive, Menomonee Falls, Wisconsin 53051
(262) 703-7000 | www.investors.kohls.com

PLEASE VOTE TODAY!SEE REVERSE SIDEFOR THREE EASY WAYS TO VOTE.6TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED6KOHL’S CORPORATIONAnnual Meeting of Shareholders May 10, 2023This Proxy is Solicited on Behalf of the Board of DirectorsThe shareholder(s) hereby appoint(s) Jennifer Kent and Elizabeth McCright or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Kohl’s Corporation that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at 8:00 a.m. Central Time on May 10, 2023 and at any adjournment thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BEVOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 & 4 and 1 YEAR ON PROPOSAL 3.IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING ANY
POSTPONEMENT OR ADJOURNMENT THEREOF.YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY (continued and to be signed on the reverse side)

KOHL’S CORPORATIONYOUR VOTE IS IMPORTANTPlease take a moment now to vote your shares of Kohl’s Corporation for the upcoming Annual Meeting of Shareholders.YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:Submit your proxy by InternetPlease access www.fcrvote.com/kss (please note you must type an “s” after “http”). Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.ORSubmit your proxy by TelephonePlease call toll-free in the U.S. or Canada at 866-402-3905 on a touch-tone telephone. (Then, simply follow the easy voice prompts. You will be required to provide the unique Control Numberprinted below.CONTROL NUMBERYou may submit your proxy by telephone or Internet 24 hours a day, 7 days a week.Your telephone or Internet vote authorizes the Proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card.ORSubmit your proxy by MailIf you do not have access to a touch-tone telephone or to the internet, please complete, sign, date and return the proxy card in the postage paid envelope provided to: Kohl’s Corporation, PO Box 3672, Ponte Vedra Beach, FL 32004-9911.6TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED6XPlease markvote as in thissampleTHE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL OF THE NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2 & 4 AND 1 YEAR ON PROPOSAL 3. 1. To elect eleven individuals to serve as Directors for a one-year term and until their successors are duly elected and qualified.Nominees:(1)Michael J. Bender(7)Thomas A. Kingsbury(2)Peter Boneparth(8)Robbin Mitchell(3)Yael Cosset(9)Jonas Prising(4)Christine Day(10) John E. Schlifske(5)H. Charles Floyd(11) Adrianne Shapira(6)Margaret L. JenkinsWITHHOLD*FOR ALLFOR ALLALLEXCEPT 2. To approve, by anadvisory vote,the compensationofour namedexecutive officers.3.To hold an advisory vote on the frequency of future shareholder advisory votes on the compensation of our named executive officers. 4.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2024. FORAGAINSTABSTAIN1 YEAR 2 YEARS 3 YEARSABSTAINFORAGAINSTABSTAIN Date:, 2023*NOTE: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.SignatureSignature (if jointly held)Title(s)Please sign EXACTLY as name appears at the left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full related title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.